As filed with the Securities and Exchange Commission on March 24, 2025

Securities Act File No. 333-284872

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment	☐
(Check appropriate box or boxes)

Blackstone Private Credit Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

31st Floor

New York, NY 10154

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(212) 503-2100

(Area Code and Telephone Number)

Oran Ebel, Esq.

Lucie Enns, Esq.

Blackstone Private Credit Strategies LLC

345 Park Avenue, 31st Floor

New York, NY 10154

(Name and Address of Agent for Service)

Copies to:

Dwaune L. Dupree, Esq.

Kristin H. Burns, Esq.

Cynthia M. Krus, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW Washington, DC 20004

Tel: (202) 383-0100

Fax: (202) 637-3593

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not complete the exchange offers and issue these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 24, 2025

PRELIMINARY PROSPECTUS

Blackstone Private Credit Fund

Offer to Exchange

$400,000,000 aggregate principal amount of 4.950% Notes due 2027

$400,000,000 aggregate principal amount of 5.250% Notes due 2030

$400,000,000 aggregate principal amount of 5.600% Notes due 2029

$800,000,000 aggregate principal amount of 6.000% Notes due 2034

For

$400,000,000 aggregate principal amount of 4.950% Notes due 2027

$400,000,000 aggregate principal amount of 5.250% Notes due 2030

$400,000,000 aggregate principal amount of 5.600% Notes due 2029

$800,000,000 aggregate principal amount of 6.000% Notes due 2034 registered under the Securities Act of 1933, as amended

Blackstone Private Credit Fund (the “Company,” “we,” “us” or “our”) is offering to exchange all of its outstanding (i) 4.950% Notes due 2027 that were issued in a transaction not requiring registration under the Securities Act of 1933, as amended (the “1933 Act”) on September 26, 2024 (the “4.950% Restricted Notes”), (ii) 5.250% Notes due 2030 that were issued in a transaction not requiring registration under the 1933 Act on September 26, 2024 (the “5.250% Restricted Notes”), (iii) 5.600% Notes due 2029 that were issued in a transaction not requiring registration under the 1933 Act on November 22, 2024 (the “5.600% Restricted Notes”) and (iv) 6.000% Notes due 2034 that were issued in transactions not requiring registration under the 1933 Act on November 22, 2024 and December 11, 2024 (the “6.000% Restricted Notes” and, together with the 4.950% Restricted Notes, the 5.250% Restricted Notes and the 5.600% Restricted Notes, the “Restricted Notes”), for an equal aggregate principal amount of its new (a) 4.950% Notes due 2027 (the “4.950% Exchange Notes”), (b) 5.250% Notes due 2030 (the “5.250% Exchange Notes”), (c) 5.600% Notes due 2029 (the “5.600% Exchange Notes”) and (d) 6.000% Notes due 2034 (the “6.000% Exchange Notes” and, together with the 4.950% Exchange Notes, the 5.250% Exchange Notes and the 5.600% Exchange Notes, the “Exchange Notes”), respectively, that have been registered with the Securities and Exchange Commission (the “SEC”) under the 1933 Act. We refer to the 4.950% Restricted Notes and the 4.950% Exchange Notes together as the “4.950% Notes”, the 5.250% Restricted Notes and the 5.250% Exchange Notes together as the “5.250% Notes”, the 5.600% Restricted Notes and the 5.600% Exchange Notes together as the “5.600% Notes” and the 6.000% Restricted Notes and the 6.000% Exchange Notes as the “6.000% Notes”. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes”.

If you participate in the exchange offer, you will receive Exchange Notes for your Restricted Notes that are validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event that we fail to meet certain registration conditions described in the applicable registration rights agreement (a “Registration Default”). In addition, the Exchange Notes will bear different CUSIP numbers than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at 11:59 p.m., New York City time, on    , 2025, unless extended.

We will exchange all 4.950% Restricted Notes, 5.250% Restricted Notes, 5.600% Restricted Notes and 6.000% Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for the 4.950% Exchange Notes, 5.250% Exchange Notes, 5.600% Exchange Notes and 6.000% Exchange Notes, respectively. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 13 of this prospectus.

This prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing, and it should be retained for future reference. Additional information about the Company, including the Form 10-K, Forms 10-Q, and Forms 8-K which have been incorporated by reference herein, has been filed with the SEC and is available on the SEC’s website (www.sec.gov) without charge.

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange Notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is    , 2025

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the Exchange Notes offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request at:

Stakeholder Relations

Blackstone Private Credit Fund

345 Park Avenue, 31st Floor

New York, NY 10154

(212) 503-2100

i

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 11:59 p.m., New York City time, on    , 2025.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere or incorporated by reference in this prospectus. This summary may not contain all of the information that is important to you, and it is qualified in its entirety by the more detailed information and financial statements, including the notes to those financial statements, appearing elsewhere or incorporated by reference in this prospectus. Please see the sections titled “Where You Can Find More Information” and “Incorporation by Reference.” Before making an investment decision, we encourage you to consider the information contained in and incorporated by reference in this prospectus, including the risks discussed under the heading “Risk Factors” beginning on page 13 of this prospectus, as well as the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2025, which is incorporated by reference herein.

The Company

Blackstone Private Credit Fund (together with its consolidated subsidiaries, “BCRED” or the “Company,” “we,” “us,” or “our”), is a Delaware statutory trust formed on February 11, 2020, and structured as an externally managed, non-diversified, closed-end management investment company. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”). In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”).

We are externally managed by an affiliate of Blackstone Inc. (“Blackstone”). Our adviser, Blackstone Private Credit Strategies LLC (the “Adviser”), and our sub-adviser, Blackstone Credit BDC Advisors LLC (the “Sub-Adviser” and, together with the Adviser, the “Advisers”), are affiliates of Blackstone Alternative Credit Advisors LP (the “Sub-Administrator” and, collectively with its affiliates in the credit, asset based finance and insurance asset management business unit of Blackstone, “Blackstone Credit & Insurance” or “BXCI”), which provides certain administrative and other services necessary for the Company to operate pursuant to a sub-administration agreement between Blackstone Private Credit Strategies LLC in its capacity as the administrator to the Company (in such capacity, the “Administrator” and together with the Sub-Administrator, the “Administrators”), on behalf of the Company, and the Sub-Administrator.

We are offering on a continuous basis up to $45.0 billion of common shares of beneficial interest (the “Common Shares”) pursuant to an offering registered with the SEC (the “Continuous Offering”). We are offering to sell any combination of three classes of Common Shares—Class S shares, Class D shares and Class I shares—with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. Blackstone Securities Partners L.P., the intermediary manager, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the Continuous Offering.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

Under normal circumstances, the Company will invest at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). Once the Company has invested a substantial amount of proceeds from its offering, under normal circumstances the Company expects that the majority of its portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to

U.S. private companies through (i) first lien senior secured and unitranche loans (including first-out/last-out loans) (generally with total investment sizes less than $300 million, which criteria may change from time to time) and (ii) second lien, unsecured, subordinated or mezzanine loans and structured credit (generally with total investment sizes less than $100 million, which criteria may change from time to time), as well as broadly syndicated loans (for which the Company may serve as an anchor investor), club deals (generally investments made by a small group of investment firms) and other debt and equity securities (the investments described in this sentence, collectively, “Private Credit”). In limited instances we may retain the “last out” portion of a first-lien loan. In such cases, the “first out” portion of the first lien loan would receive priority with respect to payment over our “last out” position. In exchange for the higher risk of loss associated with such “last out” portion, we would earn a higher rate of interest than the “first out” position. To a lesser extent, the Company will also invest in publicly traded securities of large corporate issuers (“Opportunistic Credit”). The Company expects that the Opportunistic Credit investments will generally be liquid, and may be used for the purposes of maintaining liquidity for the Company’s share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. Most of our investments are in U.S. private companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in privately-offered securities issued by U.S. private or thinly-traded companies) we also expect to invest to some extent in European and other non-U.S. companies, but we do not expect to invest in emerging markets. We may invest in companies of any size or capitalization. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Blackstone Credit & Insurance funds. We generally will co-invest with other Blackstone Credit & Insurance funds. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Borrowings” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 14, 2025, which is incorporated by reference herein.

We generally intend to distribute substantially all of our available earnings annually by paying distributions on a monthly basis, as determined by the board of trustees of the Company (the “Board of Trustees” or the “Board”) in its discretion. To seek to enhance our returns, we use and expect to use leverage as market conditions permit and at the discretion of the Advisers, but in no event will leverage employed exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 2:1 debt to equity ratio.

Our corporate headquarters are located at 345 Park Avenue, 31st Floor, New York, New York 10154. We maintain a website at www.bcred.com. Information contained on our website or on Blackstone’s website at www.blackstone.com is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$400,000,000 aggregate principal amount of 4.950% Notes due 2027 (the “4.950% Exchange Notes”).

$400,000,000 aggregate principal amount of 5.250% Notes due 2030 (the “5.250% Exchange Notes”).

$400,000,000 aggregate principal amount of 5.600% Notes due 2029 (the “5.600% Exchange Notes”).

$800,000,000 aggregate principal amount of 6.000% Notes due 2034 (the “6.000% Exchange Notes” and, together with the 4.950% Exchange Notes, the 5.250% Exchange Notes and the 5.600% Notes, the “Exchange Notes”).

The terms of our 4.950% Exchange Notes, 5.250% Exchange Notes, 5.600% Exchange Notes and 6.000% Exchange Notes that have been registered with the SEC under the Securities Act of 1933, as amended (the “1933 Act”) are substantially identical to those of our outstanding 4.950% Notes due 2027 (the 4.950% Restricted Notes”), 5.250% Notes due 2030 (the “5.250% Restricted Notes”), 5.600% Notes due 2029 (the “5.600% Restricted Notes”) and 6.000% Notes due 2034 (the “6.000% Restricted Notes” and, together with the 4.950% Restricted Notes, the 5.250% Restricted Notes and the 5.600% Restricted Notes, the “Restricted Notes”) that were issued in transactions not requiring registration under the 1933 Act on September 26, 2024, in the case of the 4.950% Restricted Notes and the 5.250% Restricted Notes, November 22, 2024, in the case of the 5.600% Restricted Notes, and November 22, 2024 and December 11, 2024 in the case of the 6.000% Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default. In addition, the Exchange Notes will bear different CUSIP numbers than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the 4.950% Restricted Notes and the 4.950% Exchange Notes together as the “4.950% Notes”, the 5.250% Restricted Notes and the 5.250% Exchange Notes together as the “5.250% Notes”, the 5.600% Restricted Notes and the 5.600% Exchange Notes together as the “5.600% Notes” and the 6.000% Restricted Notes and the 6.000% Exchange Notes together as the “6.000% Notes.” We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

Restricted Notes	$400,000,000 aggregate principal amount of 4.950% Notes due 2027, which were issued in a private placement on September 26, 2024.

$400,000,000 aggregate principal amount of 5.250% Notes due 2030, which were issued in a private placement on September 26, 2024.

$400,000,000 aggregate principal amount of 5.600% Notes due 2029, which were issued in a private placement on November 22, 2024.

$800,000,000 aggregate principal amount of 6.000% Notes due 2034, of which $600,000,000 aggregate principal amount were issued in a private placement on November 22, 2024 and $200,000,000 aggregate principal amount of 6.000% Notes due 2034 were issued in a private placement on December 11, 2024.

The Exchange Offer	In the exchange offer, we will exchange the 4.950% Restricted Notes, the 5.250% Restricted Notes, the 5.600% Restricted Notes and the 6.000% Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for a like principal amount of the 4.950% Exchange Notes, 5.250% Exchange Notes, 5.600% Exchange Notes and 6.000% Exchange Notes, respectively, to satisfy certain of our obligations under the applicable registration rights agreement that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the 1933 Act.

In order to be exchanged, outstanding Restricted Notes must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to 11:59 p.m., New York City time, on , 2025. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Registration Rights Agreement	In connection with the private placement of the 4.950% Restricted Notes, we entered into a registration rights agreement with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several initial purchasers.

In connection with the private placement of the 5.250% Restricted Notes, we entered into a registration rights agreement with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., as representatives of the several initial purchasers.

In connection with the private placement of the 5.600% Restricted Notes, we entered into a registration rights agreement with Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and Truist Securities, Inc., as representatives of the several initial purchasers.

In connection with the private placement of the 6.000% Restricted Notes, we entered into a registration rights agreement with Wells Fargo Securities, LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the several initial purchasers.

Under each registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•

file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default;

•

cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•

cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the registration rights agreements.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. In the event of a Registration Default, the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum (the “Additional Interest”). Additional Interest due pursuant to a Registration Default will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

A copy of each registration rights agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes	We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the 1933 Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1)	you are acquiring the Exchange Notes in the ordinary course of your business;

(2)	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

(3)	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

(4)	you are not our “affiliate,” as that term is defined in Rule 405 under the 1933 Act;

(5)	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6)	you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter

(June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•	you cannot rely on the applicable interpretations of the staff of the SEC;

•	you may not participate in the exchange offer; and

•

you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at 11:59 p.m., New York City time, on , 2025, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”

Procedures for Tendering Restricted Notes	The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank Trust Company, National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners	If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes	Except under the circumstances summarized above under “—Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 11:59 p.m., New York City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to 11:59 p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer—Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	U.S. Bank Trust Company, National Association, the trustee (the “Trustee”) under the Indenture (defined below) governing the Notes, is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange	If you do not participate or validly tender your Restricted Notes in the exchange offer:

•	you will retain Restricted Notes that are not registered under the 1933 Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•	you will not be able, except in very limited instances, to require us to register your Restricted Notes under the 1933 Act;

•

you will not be able to resell or transfer your Restricted Notes unless they are registered under the 1933 Act or unless you resell or transfer them pursuant to an exemption from registration under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Material U.S. Federal Income Tax Considerations	Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not result in any gain or loss to you for United States federal income tax purposes. See “Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	Blackstone Private Credit Fund

Notes Offered	$400,000,000 aggregate principal amount of 4.950% Notes due 2027.

$400,000,000 aggregate principal amount of 5.250% Notes due 2030.

$400,000,000 aggregate principal amount of 5.600% Notes due 2029.

$800,000,000 aggregate principal amount of 6.000% Notes due 2034.

Maturity Date	The 4.950% Exchange Notes will mature on September 26, 2027.

The 5.250% Exchange Notes will mature on April 1, 2030.

The 5.600% Exchange Notes will mature on November 22, 2029.

The 6.000% Exchange Notes will mature on November 22, 2034.

Ranking	The Exchange Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Exchange Notes. The Exchange Notes will rank equally in right of payment with all of our existing and future senior liabilities that are not so subordinated, effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of December 31, 2024, our total consolidated indebtedness, at par value, was approximately $30.7 billion, $19.9 billion of which was secured, $10.8 billion of which was unsecured and $14.8 billion of which was indebtedness of our subsidiaries.

Interest and Payment Dates

The 4.950% Notes bear cash interest from September 26, 2024, at an annual rate of 4.950% payable on March 26 and September 26 of each year, beginning on March 26, 2025. The 5.250% Notes bear cash interest from September 26, 2024, at an annual rate of 5.250% payable on April 1 and October 1 of each year, beginning on April 1, 2025. The 5.600% Notes bear cash interest from November 22, 2024, at an annual rate of 5.600% payable on May 22 and November 22 of each year, beginning on May 22, 2025. The 6.000% Notes bear cash interest from November 22, 2024, at an annual rate of 6.000%

payable on May 22 and November 22 of each year, beginning on May 22, 2025. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Optional Redemption	We may redeem some or all of the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on, in the case of the 4.950% Notes, August 26, 2027 (one month prior to the maturity date of the 4.950% Notes), in the case of the 5.250% Notes, March 1, 2030 (one month prior to the maturity date of the 5.250% Notes), in the case of the 5.600% Notes, October 22, 2029 (one month prior to the maturity date of the 5.600% Notes) and in the case of the 6.000% Notes, August 22, 2034 (one month prior to the maturity date of the 6.000% Notes) (each a “Par Call Date”)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 30 basis points in the case of the 4.950% Notes, plus 30 basis points in the case of the 5.250 % Notes, plus 25 basis points in the case of the 5.600% Notes and plus 30 basis points in the case of the 6.000% Notes, less (b) interest accrued to the date of redemption, or (2) 100% of the principal amount of the Notes to be redeemed.

On or after the Par Call Date, or at any time before the maturity date of the applicable Notes, we may redeem some or all of the 4.950% Notes, 5.250% Notes, 5.600% Notes or 6.000% Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Change of Control; Offer to Repurchase	If a Change of Control Repurchase Event described under “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” occurs, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

Use of Proceeds

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Book-Entry Form	The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of Exchange Notes—Book-Entry System.”

Trustee	The Trustee for the Exchange Notes will be U.S. Bank Trust Company, National Association.

Governing Law	The Indenture and the Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.

Risk Factors	You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Cautionary Statement Regarding Forward-Looking Statements” and under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which are incorporated by reference in this prospectus, other than as specified, and the following risks before investing in the Exchange Notes.

Risks Related to the Exchange Notes

The Exchange Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred and may incur.

The Exchange Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. As of December 31, 2024, our total consolidated indebtedness, at par value, was approximately $30.7 billion, $19.9 billion of which was secured, $10.8 billion of which was unsecured and $14.8 billion of which was indebtedness of our subsidiaries.

The Exchange Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. As of December 31, 2024, approximately $14.8 billion of the indebtedness required to be consolidated on our balance sheet was held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes will be structurally subordinated to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries is structurally senior to the Exchange Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any initial purchaser undertakes any obligation to maintain our credit ratings or to advise holders of the Exchange Notes of any changes in our credit ratings.

The Exchange Notes will be rated by Moody’s Investors Service (“Moody’s”) and S&P Global Ratings Services (“S&P”). There can be no assurance that their respective credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the applicable ratings agency if in its judgment future circumstances relating to the basis of the credit rating, such as adverse changes in our business, financial condition and results of operations, so warrant.

An increase in market interest rates could result in a decrease in the market value of the Exchange Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, since the Exchange Notes bear interest at fixed rates, if market interest rates increase, the market values of those Exchange Notes may decline. We cannot predict the future level of market interest rates.

The Indenture governing the Exchange Notes contains limited protection for holders of the Exchange Notes.

The Indenture governing the Exchange Notes offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

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issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified generally by Section 61(a) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC;

•	pay distributions on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of distributions or other amounts to us from our subsidiaries.

In addition, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Exchange Notes—Events of Default” in this prospectus.

Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Exchange Notes and may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. See “Risk Factors—Risks Related to Debt Financing—We borrow money, which magnifies the potential for loss on amounts invested in us and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for debt service, and result in losses” in the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2024, which is incorporated by reference herein. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.

The optional redemption provision may materially adversely affect your return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Exchange Notes being redeemed.

There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop or is not maintained, you may not be able to sell them.

The Exchange Notes are a new issue of debt securities for which there currently is no trading market. We do not currently intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the initial purchasers in the private offerings of the outstanding Restricted Notes have advised us that they intend to make a market in the Exchange Notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the Exchange Notes, and they may discontinue their market-making activities at any time without notice. Accordingly, we cannot assure you that an active and liquid trading market will develop or continue for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Exchange Notes may require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the aggregate principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Exchange Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the Indenture governing the Exchange Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness and/or to make the required repurchase of the Exchange Notes. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus for additional information.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the 1933 Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the 1933 Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the 1933 Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this prospectus, including the documents incorporated by reference herein, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, are excluded from the safe harbor protection provided by Section 27A of the 1933 Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	the impact of the investments that we expect to make;

•	our ability to raise sufficient capital and repurchase shares to execute our investment strategy;

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general economic, logistical and political trends and other external factors, including inflation and recent supply chain disruptions and their impacts on our portfolio companies and on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financing arrangements and investments;

•	changes in the general interest rate environment;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	risks associated with the demand for liquidity under our share repurchase program and the continued approval of quarterly tender offers by the Board;

•	actual and potential conflicts of interest with the Advisers or any of their affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•	our use of financial leverage, including the use of borrowed money to finance a portion of our investments and the availability of equity and debt capital on favorable terms or at all;

•	our business prospects and the prospects of our portfolio companies, including our and their ability to effectively respond to macroeconomic effects;

•	the ability of the Advisers to source suitable investments for us and to monitor and administer our investments;

•	the impact of future acquisitions and divestitures;

•	the ability of the Advisers or their affiliates to attract and retain highly talented professionals;

•	general price and volume fluctuations in the stock market;

•	our ability to maintain our qualification as a RIC and as a BDC;

•	the impact on our business of U.S. and international financial reform legislation, rules and regulations;

•	the effect of changes to tax legislation and our tax position; and

•	the tax status of the enterprises in which we may invest.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of any projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the section entitled “Risk Factors” in this prospectus and in the documents we incorporate by reference.

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2024. We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in this prospectus, and the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2024. These projections and forward-looking statements apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law. These forward-looking statements apply only as of the date of this report. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued $400,000,000 aggregate principal amount of the 4.950% Restricted Notes, $400,000,000 aggregate principal amount of the 5.250% Restricted Notes, $400,000,000 aggregate principal amount of the 5.600% Restricted Notes and $800,000,000 aggregate principal amount of the 6.000% Restricted Notes in transactions not requiring registration under the 1933 Act on September 26, 2024, in the case of the 4.950% Restricted Notes and the 5.250% Restricted Notes, November 22, 2024, in the case of the 5.600% Restricted Notes, and November 22, 2025 and December 11, 2024 in the case of the 6.000% Restricted Notes.

The 4.950% Restricted Notes were issued, and the 4.950% Exchange Notes will be issued, pursuant to a base indenture dated as of September 15, 2021 (the “Base Indenture”), and the fourteenth supplemental indenture, dated as of September 26, 2024, to the Base Indenture (the “Fourteenth Supplemental Indenture,”) between us and U.S. Bank Trust Company, National Association as Trustee (the “Trustee”). The 5.250% Restricted Notes were issued, and the 5.250% Exchange Notes will be issued, pursuant to the Base Indenture and the fifteenth supplemental indenture, dated as of September 26, 2024, to the Base Indenture (the “Fifteenth Supplemental Indenture”). The 5.600% Restricted Notes were issued, and the 5.600% Exchange Notes will be issued, pursuant to the Base Indenture and the sixteenth supplemental indenture, dated as of November 22, 2024, to the Base Indenture (the “Sixteenth Supplemental Indenture”). The 6.000% Restricted Notes were issued, and the 6.000% Exchange Notes will be issued, pursuant to the Base Indenture and the seventeenth supplemental indenture, dated as of November 22, 2024, to the Base Indenture (the “Seventeenth Supplemental Indenture” and, together with the Base Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture and the Sixteenth Supplemental Indenture, the “Indenture”) between us and the Trustee.

In connection with such Restricted Notes issuances, we entered into registration rights agreements, which require that we file this registration statement under the 1933 Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under each registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

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file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default;

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cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

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cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum. Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

The Exchange Notes will be issued without a restrictive legend, and except as set forth below, you may resell or otherwise transfer them without registration under the 1933 Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. A copy of each registration rights agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the 1933 Act. Our belief, however, is based on your representations to us that:

•	you are acquiring the Exchange Notes in the ordinary course of your business;

•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•	you are not our “affiliate” as that term is defined in Rule 405 under the 1933 Act;

•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the 1933 Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can elect to have your Restricted Notes registered for resale on a “shelf” registration statement pursuant to Rule 415 under the 1933 Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective for so long as such Restricted Notes remain registrable securities under the applicable registration rights agreement. Other than as set forth in this paragraph, you will not have the right to require us to register your Restricted Notes under the 1933 Act. See “—Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

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you will retain your Restricted Notes that are not registered under the 1933 Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

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you will not be able to require us to register your Restricted Notes under the 1933 Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

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you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the 1933 Act or unless you offer to resell or transfer them pursuant to an exemption under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to 11:59 p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default. In addition, the Exchange Notes will bear different CUSIP numbers than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $400,000,000 aggregate principal amount of the 4.950% Restricted Notes, $400,000,000 aggregate principal amount of the 5.250% Restricted Notes, $400,000,000 aggregate principal amount of the 5.600% Restricted Notes and $800,000,000 aggregate principal amount of the 6.000% Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given oral (any such oral notice to be promptly confirmed in writing) or written notice of our acceptance to U.S. Bank Trust Company, National Association, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “—Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “—Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be 11:59 p.m., New York City time, on,     2025, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, however, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•

subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “—Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•	to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificateless depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes—Book-Entry System.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in

DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 11:59 p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•	you invalidly tender your Restricted Notes;

•	you have not cured any defects or irregularities in your tender; and

•	we have not waived those defects, irregularities or invalid tender.

In addition, we reserve the right in our sole discretion to:

•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•	terminate the exchange offer; and

•	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 11:59 p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 11:59 p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to 11:59 p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “—Exchange Agent,” prior to 11:59 p.m., New York City time, on the expiration date.

The notice of withdrawal must:

•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•	specify the principal amount of Restricted Notes to be withdrawn;

•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “—Procedures for Tendering Restricted Notes” above at any time on or prior to 11:59 p.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the related registration rights agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed U.S. Bank Trust Company, National Association as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

U.S. Bank Trust Company, National Association, as Exchange Agent

By Registered or Certified Mail, Overnight Delivery on or before

11:59 p.m. New York City Time on the Expiration Date:

U.S. Bank Trust Company, National Association

Attn: Corporate Actions

111 Fillmore Avenue

St. Paul, MN 55107-1402

For Information or Confirmation by Telephone Call:

(800) 934-6802

By Email or Facsimile Transmission (for Eligible Institutions only):

Email: cts.specfinance@usbank.com

Facsimile: (651) 466-7367

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the Trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $200,000, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Company pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”).

DESCRIPTION OF THE EXCHANGE NOTES

We issued the 4.950% Restricted Notes, and will issue the 4.950% Exchange Notes, under the Base Indenture and the Fourteenth Supplemental Indenture. We issued the 5.250% Restricted Notes, and will issue the 5.250% Exchange Notes, under the Base Indenture and the Fifteenth Supplemental Indenture. We issued the 5.600% Restricted Notes, and will issue the 5.600% Exchange Notes, under the Base Indenture and the Sixteenth Supplemental Indenture. We issued the 6.000% Restricted Notes, and will issue the 6.000% Exchange Notes, under the Base Indenture and the Seventeenth Supplemental Indenture. The following description is a summary of the material provisions of the Indenture. It does not restate the Indenture in its entirety. We urge you to read the Indenture, a copy of which is filed as an exhibit to the registration statement of which this prospectus forms a part, because it, and not this description, defines your rights as holders of the Notes.

Capitalized terms used but not otherwise defined herein will have the meanings given to them in the Notes or the Indenture, as applicable.

The registered holder of a Note will be treated as the owner of it for all purposes. Only registered holders will have rights under the Indenture.

General

The Restricted Notes are, and the Exchange Notes will be, our general senior unsecured obligations ranking equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. The 4.950% Notes, the 5.250% Notes, the 5.600% Notes and the 6.000% Notes will mature on September 26, 2027, April 1, 2030, November 22, 2029 and November 22, 2034, respectively, unless previously redeemed or repurchased in full by us as provided below under “—Optional Redemption” or “—Offer to Repurchase Upon a Change of Control Repurchase Event.” The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.

The 4.950% Restricted Notes bear, and the 4.950% Exchange Notes will bear, cash interest at the rate of 4.950% per annum from September 26, 2024 to the stated maturity or date of earlier redemption. Interest on the 4.950% Notes will be payable semi-annually in arrears on each of March 26 and September 26, commencing March 26, 2025 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding March 10 and September 10 (whether or not a business day), respectively.

The 5.250% Restricted Notes bear, and the 5.250% Exchange Notes will bear, cash interest at the rate of 5.250% per annum from September 26, 2024 to the stated maturity or date of earlier redemption. Interest on the 5.250% Notes will be payable semi-annually in arrears on each of April 1 and October 1, commencing April 1, 2025 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding March 15 and September 15 (whether or not a business day), respectively.

The 5.600% Restricted Notes bear, and the 5.600% Exchange Notes will bear, cash interest at the rate of 5.600% per annum from November 22, 2024 to the stated maturity or date of earlier redemption. Interest on the 5.500% Notes will be payable semi-annually in arrears on each of May 22 and November 22 commencing May 22, 2025 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding May 7 and November 7 (whether or not a business day), respectively.

The 6.000% Restricted Notes bear, and the 6.000% Exchange Notes will bear, cash interest at the rate of 6.000% per annum from November 22, 2024 to the stated maturity or date of earlier redemption. Interest on the 6.000% Notes will be payable semi-annually in arrears on each of May 22 and November 22 commencing May 22, 2025 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding May 7 and November 7 (whether or not a business day), respectively.

Interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or duly provided for (or from and including the date of issue, if no interest has been paid or duly provided for with respect to the Notes), to, but excluding, the applicable interest payment date or stated maturity date or date of early redemption, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

If an interest payment date or the stated maturity date or date of early redemption of the Notes falls on a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close, the required payment due on such date will instead be made on the next business day. No further interest will accrue as a result of such delayed payment.

We issued the 4.950% Restricted Notes in an aggregate principal amount of $400 million on September 26, 2024, the 5.250% Restricted Notes in an aggregate principal amount of $400 million on September 26, 2024, the 5.600% Restricted Notes in an aggregate principal amount of $400 million on November 22, 2024 and the 6.000% Restricted Notes in an aggregate principal amount of $600 million on November 22, 2024 and $200 million on December 11, 2024, in transactions not requiring registration under the 1933 Act.

The Indenture does not limit the aggregate principal amount of the debt securities which we may issue thereunder and provides that we may issue debt securities thereunder from time to time in one or more series. We may, without the consent of the holders of the Notes, issue additional Notes (in any such case, other than any Exchange Notes, “Additional Notes”) under the Indenture with the same ranking and the same interest rate, maturity and other terms as the Notes of a series; provided that, if such Additional Notes are not fungible with the Notes of the applicable series (or any other tranche of Additional Notes) for U.S. federal income tax purposes, then such Additional Notes will have different CUSIP numbers from the Notes of such series (and any such other tranche of Additional Notes). Any Additional Notes and the existing Notes of a series will constitute a single series under the Indenture and all references to the relevant Notes herein will include the Additional Notes unless the context otherwise requires.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

The Notes will be issued only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be presented for transfer (duly endorsed or accompanied by a written instrument of transfer, if so required by us or the security registrar) or exchanged for other notes (containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount) at the office or agency maintained by us for such purposes (initially the corporate trust office of the Trustee). Such transfer or exchange will be made without service charge, but we may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses then payable. Prior to the due presentment of a Note for registration of transfer, we, the Trustee and any other agent of ours or the Trustee may treat the registered holder of each Note as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever.

The Indenture does not contain any provisions that would limit our ability to incur unsecured indebtedness or that would afford holders of the Notes protection in the event of a sudden and significant decline in our credit quality or a takeover, recapitalization or highly leveraged or similar transaction involving us. Accordingly, we could in the future enter into transactions that could increase the amount of indebtedness outstanding at that time or otherwise affect our capital structure or the credit rating of the Notes.

The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.

Optional Redemption

We may redeem some or all of the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, 30 basis points, 25 basis points and 30 basis points for the 4.950% Notes, the 5.250% Notes, the 5.600% Notes and the 6.000% Notes, respectively, less (b) interest accrued to the date of redemption, or

•	100% of the principal amount of the Notes to be redeemed,

plus, in either case accrued and unpaid interest thereon to the redemption date of the Notes.

Notwithstanding the foregoing, at any time on or after the Par Call Date, the Company may redeem some of or all of the Notes, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

If we choose to redeem any Notes, we will deliver a notice of redemption to holders of such series of Notes to be redeemed not less than 10 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the trustee and, so long as the Notes are registered to DTC or its nominee, the DTC; provided, however, that no such partial redemption will reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

“Treasury Rate” means, with respect to any redemption date of the Notes, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date of the Notes (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date of the Notes on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date of the Notes, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date of the Notes but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date of the Notes, one with a maturity date preceding the applicable Par Call Date of the Notes and one with a maturity date following the applicable Par Call Date of the Notes, we shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date of the Notes. If there are two or more United States Treasury securities maturing on the applicable Par Call Date of the Notes or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions and determinations in determining the redemption price of any of the Notes shall be conclusive and binding for all purposes, absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice will, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1) accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2) deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3) deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and upon receipt of the written instruction, the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder an Exchange Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each Exchange Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our and our subsidiaries’ financing arrangements provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our and our subsidiaries’ financing arrangements at that time and to terminate the financing arrangements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which is incorporated by reference herein, for a general discussion of our and our subsidiaries’ indebtedness.

Our and our subsidiaries’ future financing arrangements may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future financing arrangements, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries’ other debt. See “Risk Factors—Risks Related to the Exchange Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus for more information.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Exchange Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both of the Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period will be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control will have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of Blackstone Private Credit Fund and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries will not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or

(3) the approval by the Company’s stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P)(or, in each case, if such Rating Agency ceases to make a rating of the applicable Notes publicly available for reasons outside of the Company’s control, the equivalent investment grade credit rating from any Rating Agency selected by the Company as a replacement Rating Agency).

“Moody’s” means Moody’s Investors Service or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) the Sub-Adviser, any affiliate of the Sub-Adviser or any entity that is managed by the Sub-Adviser that is organized under the laws of a jurisdiction located in the United States and in the business of managing or advising clients.

“Rating Agency” means:

(1) one or both of Moody’s and S&P; and

(2) if both Moody’s and S&P cease to rate the Notes or fail to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by us as a replacement agency for either of Moody’s or S&P, as the case may be.

“S&P” means S&P Global Ratings, or any successor thereto.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the Base Indenture, the following covenants will apply to the Notes. To the extent of any conflict or inconsistency between the Base Indenture and the following covenants, the following covenants will govern:

Merger, Consolidation or Sale of Assets

The Indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Blackstone Private Credit Fund or its Controlled Subsidiaries will not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•

we are the surviving person, or the Surviving Person, or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made will be a statutory trust, corporation or limited liability company organized and existing under the laws of the United States or any state or territory thereof;

•

the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture and the applicable registration rights agreement to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default will have occurred and be continuing; and

•

we will deliver, or cause to be delivered, to the Trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, will be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the Indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified generally by Section 61(a) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

Each of the following will be an event of default:

(1) default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2) default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3) default by us in the performance, or breach, of any covenant or agreement in the Indenture or the Notes (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in the Indenture specifically dealt with or which has expressly been included in the Indenture solely for the benefit of a series of securities other than the Notes), and continuance of such default or breach for a period of 60 consecutive days after there has been given, by registered or certified mail, to us by the Trustee or to us and the Trustee by the holders of at least 25% in principal amount of the Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

(4) default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with Blackstone Private Credit Fund for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such significant subsidiary, whether such indebtedness now exists or will hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the Trustee or to us and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5) pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of 24 consecutive calendar months, any class of securities must have an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

(6) certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the Trustee or the holders of at least 25% in principal amount of the Notes may declare the entire principal amount of the outstanding Notes to be due and payable immediately, by a notice in writing to us (and to the Trustee if given by the holders), and upon any such declaration such principal or specified portion thereof will become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the Trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the Trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless:

(i) such holder has previously given written notice to the Trustee of a continuing event of default with respect to the Notes;

(ii) the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the Trustee to institute proceedings in respect of such event of default;

(iii) such holder or holders have offered to the Trustee indemnity, security, or both, satisfactory to the Trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the Indenture, the holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights will not be impaired without the consent of such holder.

The Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the Notes unless such holders have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes, provided that (i) such direction may not be in conflict with any rule of law or with the Indenture, (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction and (iii) the Trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not any such directions are unduly prejudicial to such holders).

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the Indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default will cease to exist, and any event of default arising therefrom will be deemed to have been cured, for every purpose, but no such waiver may extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the Trustee, within 120 days after the end of each fiscal year, an officers’ certificate as to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the Indenture.

Within 90 days after the occurrence of any default under the Indenture with respect to the Notes, the Trustee must transmit notice of such default known to the Trustee, unless such default has been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the Trustee will be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the Trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the Indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the Trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the Indenture by us. Such discharge is subject to terms contained in the Indenture.

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the Indenture.

Trustee

U.S. Bank Trust Company, National Association is the Trustee, security registrar and paying agent. U.S. Bank Trust Company, National Association, in each of its capacities, including without limitation as the Trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the Trustee and its affiliates.

Governing Law

The Indenture provides that it and the Notes will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

Except as set forth below, Notes will be issued in registered, global form, without interest coupons (the “Global Notes”). The Global Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued at the closing of this offering only against payment in immediately available funds.

The Global Notes will be deposited upon issuance with the Trustee as custodian for DTC and registered in the name of DTC’s nominee, Cede & Co., in each case for credit to an account of a direct or indirect participant in DTC as described below.

Except as set forth below, the Global Notes may be transferred, in whole but not in part, only to DTC, to a nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for notes in registered, certificated form (the “Certificated Notes”) except in the limited circumstances described below. See “—Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of notes in certificated form.

Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants (including, if applicable, those of Euroclear and Clearstream), which may change from time to time.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

Euroclear and Clearstream hold securities for participating organizations. They also facilitate the clearance and settlement of securities transactions between their respective participants through electronic book-entry changes in the accounts of such participants. Euroclear and Clearstream provide various services to their participants, including the safekeeping, administration, clearance, settlement, lending and borrowing of internationally traded securities. Euroclear and Clearstream interface with domestic securities markets. Euroclear and Clearstream participants are financial institutions such as underwriters, securities brokers and dealers, banks, trust companies and certain other organizations. Indirect access to Euroclear and Clearstream is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Euroclear and Clearstream participant, either directly or indirectly.

So long as the Notes are held in global form, Euroclear, Clearstream and/or DTC, as applicable, (or their respective nominees) will be considered the sole holders of Global Notes for all purposes under the Indenture. As such, participants must rely on the procedures of Euroclear, Clearstream and/or DTC and indirect participants must rely on the procedures of Euroclear, Clearstream and/ or DTC and the participants through which they own interests in the Notes, or Book-Entry Interests, in order to exercise any rights of holders under the Indenture.

So long as DTC, Euroclear or Clearstream’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the Trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC, Euroclear or Clearstream to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC, Euroclear or Clearstream, on the procedures of the DTC, Euroclear or Clearstream participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the Trustee to DTC, Euroclear or Clearstream’s nominee as the registered holder of the Global Note. Neither we nor the Trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, Euroclear or Clearstream, or for maintaining, supervising or reviewing any records of DTC, Euroclear or Clearstream relating to those interests.

Payments by participants and indirect participants in DTC, Euroclear or Clearstream to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC, Euroclear or Clearstream.

Transfers between participants in DTC, Euroclear or Clearstream will be effected under DTC, Euroclear or Clearstream’s procedures and will be settled in same-day funds.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the Trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC, Euroclear or Clearstream identifies as a beneficial owner of the related Notes only if:

•	DTC, Euroclear or Clearstream notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, for U.S. federal income tax purposes, (i) you will not recognize gain or loss as a result of the exchange, (ii) the holding period of the Exchange Notes you receive will include the holding period of the Restricted Notes exchanged therefor and (iii) the basis of the Exchange Notes you receive will be the same as the basis of the Restricted Notes exchanged therefor immediately before the exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

For additional information, see “Risk Factors” and “Material U.S. Federal Income Tax Considerations” in Part 1A and Item 1 of Part 1, respectively, of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which is incorporated herein by reference.

FINANCIAL HIGHLIGHTS

The following table of financial highlights is intended to help a prospective investor understand the Company’s financial performance for the periods shown. The financial data set forth in the following table as of and for the year ended December 31, 2024 are derived from our consolidated financial statements, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus, certain documents incorporated by reference in this prospectus or any accompanying prospectus supplement, or the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2024, which may be obtained from www.sec.gov or upon request. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC.

The following are the financial highlights for the fiscal year ended December 31, 2024:

	Year Ended December 31, 2024
	Class I	Class S	Class D
Per Share Data(1):
Net asset value, beginning of period	$25.39	$25.39	$25.39
Net investment income	2.81	2.59	2.75
Net change in unrealized and realized gain (loss)	(0.14)	(0.14)	(0.14)

Net increase (decrease) in net assets resulting from operations	2.67	2.45	2.61
Distributions from net investment income(2)	(2.64)	(2.42)	(2.58)
Distributions from net realized gains(2)	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(2.64)	(2.42)	(2.58)

Early repurchase deduction fees(3)	0.00	0.00	0.00

Total increase (decrease) in net assets	0.03	0.03	0.03

Net asset value, end of period	$25.42	$25.42	$25.42

Shares outstanding, end of period	1,009,518,371	496,136,844	22,919,106
Total return based on NAV(4)	11.0%	10.1%	10.7%
Ratios:
Ratio of net expenses to average net assets(5)	8.3%	9.2%	8.5%
Ratio of net investment income to average net assets(5)	10.9%	10.1%	10.7%
Portfolio turnover rate	13.3%	13.3%	13.3%
Supplemental Data:
Net assets, end of period	$25,661,534	$12,611,626	$582,603
Asset coverage ratio	226.5%	226.5%	226.5%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions.
(3)	The per share amount rounds to less than $0.01 per share, for Class I, Class S and Class D.
(4)

Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fee, if any.

(5)

For the year ended December 31, 2024, the ratio of total operating expenses to average net assets was 8.3%, 9.2%, and 8.5% on Class I, Class S and Class D, respectively, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser, if any, which represented 0.0%, 0.0% and 0.0% on Class I, Class S and Class D, respectively, of average net assets.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is incorporated herein by reference.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker-dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the 1933 Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the 1933 Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act.

BUSINESS OF THE COMPANY

The information in “Business” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is incorporated herein by reference.

REGULATION OF THE COMPANY

The information in “Business—Regulation as a Business Development Company” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is incorporated herein by reference.

SENIOR SECURITIES

The information in “Note 10—Financial Highlights and Senior Securities” in “Note 10—Financial Highlights and Senior Securities” in Part II, Item 8—Consolidated Financial Statements and Supplementary Data of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is incorporated herein by reference.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2024 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

The Board approved the valuation of the Company’s investment portfolio, as of December 31, 2024, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Company’s investments, see the Company’s financial statements incorporated by reference in this prospectus.

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt
First Lien Debt - non- controlled/non-affiliated
Aerospace & Defense
Atlas CC Acquisition Corp.	9465 Wilshire Blvd, Suite 300 Beverly Hills, CA 90212 United States	(7)(10)	SOFR + 4.25%	9.03%		5/25/2021	5/25/2028			$49,949	$49,092	$29,039	0.07%
Atlas CC Acquisition Corp.	9465 Wilshire Blvd, Suite 300 Beverly Hills, CA 90212 United States	(4)(5)(7)(10)	P + 3.00%	10.50%		5/25/2021	5/26/2026			6,173	6,056	48	0.00%
Corfin Holdings, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)(10)	SOFR + 5.25%	10.61%		1/7/2021	12/31/2027			32,510	32,474	32,510	0.08%
Fastener Distribution Holdings LLC	201 East John Carpenter Freeway, Mandalay Tower 3, Suite 700, Irving, TX 75062 United States	(4)(7)(10)	SOFR + 4.75%	9.31%		10/31/2024	11/4/2031			175,449	173,402	173,354	0.45%
Frontgrade Technologies Holdings, Inc.	4350 Centennial Blvd Colorado Springs, CO, 80907 United States	(4)(7)(10)	SOFR + 5.00%	9.49%		1/9/2023	1/9/2030			2,347	2,290	2,347	0.01%
Loar Group Inc	450 Lexington Avenue, New York, NY 10017 United States	(4)(6)(7)(11)	SOFR + 4.75%	9.11%		7/28/2022	5/10/2030			281,197	278,367	280,257	0.72%
Magneto Components BuyCo, LLC	311 Sinclair Rd, Bristol, PA 19007 United States	(4)(7)(10)	SOFR + 6.00%	10.33 (incl. 2.71 PIK	% % )	12/5/2023	12/5/2030			54,574	53,134	53,168	0.14%
Maverick Acquisition, Inc.	3063 Philmont Ave B, Huntingdon Valley, PA 19006 United States	(4)(11)(17)	SOFR + 6.25%	10.58%		6/1/2021	6/1/2027			47,851	47,426	31,821	0.08%
Peraton Corp.	12975 Worldgate Drive, Herndon, VA 20170 United States	(10)	SOFR + 3.75%	8.21%		2/1/2021	2/1/2028			14,323	14,342	13,364	0.03%
TransDigm Inc	1350 Euclid Avenue, Suite 1600, Cleveland, Ohio 44115 United States	(6)(8)	SOFR + 2.50%	6.83%		11/28/2023	2/28/2031			12,947	12,987	12,984	0.03%
Vertex Aerospace Services Corp.	555 Industrial Drive South, Madison, MS,39110 United States	(6)(10)	SOFR + 2.75%	7.11%		12/6/2021	12/6/2030			11,673	11,634	11,708	0.03%
West Star Aviation Acquisition, LLC	796 Heritage Way, Grand Junction, CO 81506 United States	(4)(5)(11)	SOFR + 5.00%	9.33%		11/3/2023	3/1/2028			9,878	9,734	9,878	0.03%
West Star Aviation Acquisition, LLC	796 Heritage Way, Grand Junction, CO 81506 United States	(4)(10)	SOFR + 5.00%	9.33%		3/1/2022	3/1/2028			4,876	4,809	4,876	0.01%

											695,747	655,354	1.68%
Air Freight & Logistics
AGI-CFI Holdings, Inc.	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156 United States	(4)(10)	SOFR + 5.75%	10.23%		6/11/2021	6/11/2027			211,429	209,624	211,429	0.54%
AGI-CFI Holdings, Inc.	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156 United States	(4)(10)	SOFR + 5.75%	10.23%		12/21/2021	6/11/2027			51,518	51,058	51,518	0.13%
Alliance Ground	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156 United States	(4)(9)	SOFR + 5.75%	10.25%		7/25/2022	6/11/2027			93,745	92,808	93,745	0.24%
ENV Bidco AB	Staffans väg 2A SE-192 78 Sollentuna, Sweden	(4)(6)(7)(8)	E + 5.25%	7.97%		12/12/2024	7/19/2029		EUR	114,257	113,857	117,999	0.30%
ENV Bidco AB	Staffans väg 2A SE-192 78 Sollentuna, Sweden	(4)(6)(10)	SOFR + 5.25%	9.59%		12/12/2024	7/19/2029			114,097	112,376	114,097	0.29%
Livingston International, Inc.	The West Mall Suite 400, Toronto, ON M9C 5K7 Canada	(4)(6)(10)	SOFR + 5.50%	9.96%		8/13/2021	4/30/2027			100,776	100,454	99,517	0.26%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Air Freight & Logistics (continued)
Mode Purchaser, Inc.	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)(11)	SOFR + 6.25%	10.92%		1/7/2021	12/9/2026			27,349	27,051	26,529	0.07%
Mode Purchaser, Inc.	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)(11)	SOFR + 6.25%	10.92%		2/4/2022	2/5/2029			135,783	134,195	131,709	0.34%
RoadOne Inc	1 Kellaway Dr, Randolph, MA 02368 United States	(4)(5)(7)(11)	SOFR + 6.25%	10.84%		12/30/2022	12/30/2028			1,136	1,110	1,109	0.00%
RWL Holdings, LLC	767 5th Ave #4200, New York, NY 10153 United States	(4)(10)	SOFR + 5.75%	10.23%		12/13/2021	12/31/2028			270,142	267,078	240,426	0.62%
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(5)(11)	P + 7.00%	15.50%		7/1/2024	12/30/2026			1,896	1,867	1,896	0.00%
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(5)(11)	SOFR + 8.00%	12.67%		10/15/2024	12/30/2026			1,481	1,455	1,481	0.00%
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(5)(11)	SOFR + 8.00%	12.52%		11/27/2024	11/27/2029			5,961	5,844	5,961	0.02%
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(5)(11)	SOFR + 5.00%	9.50 (incl. 5.00 PIK	% % )	11/27/2024	5/27/2030			29,019	29,019	29,019	0.07%
The Kenan Advantage Group, Inc.	4895 Dressler Road, Canton, OH 44718 United States	(8)	SOFR + 3.25%	7.61%		8/6/2024	1/25/2029			12,951	12,951	13,048	0.03%
Wwex Uni Topco Holdings, LLC	2323 Victory Avenue Suite 1600, Dallas, TX 75219 United States	(10)	SOFR + 4.00%	8.33%		11/8/2024	7/26/2028			17,639	17,642	17,769	0.05%

											1,178,389	1,157,252	2.96%
Airlines
Air Canada	2001 University Street Suite 1600, Montreal, QC H3A 2A6 Canada	(6)(8)	SOFR + 2.00%	6.34%		3/21/2024	3/14/2031			6,292	6,278	6,329	0.02%
Auto Components
Clarios Global LP	Florist Tower, 5757 N. Green Bay Ave., Glendale, WI 53209 United States	(6)(8)	SOFR + 2.50%	6.86%		7/16/2024	5/6/2030			3,491	3,491	3,510	0.01%
Dellner Couplers Group AB	Vikavagen 144 79195 Falun, Sweden	(5)(6)(8)	E + 5.50%	8.22%		6/20/2024	6/18/2029		EUR	23,500	24,933	24,107	0.06%

											28,424	27,617	0.07%
Beverages
Triton Water Holdings, Inc.	900 Long Ridge Road, Building 2, Stamford, CT 06902 United States	(9)	SOFR + 3.25%	7.84%		3/31/2021	3/31/2028			44,309	43,795	44,714	0.12%
Biotechnology
Grifols Worldwide Operations USA Inc	18 Commerce Way, Suite 4800, Wilmington, MA 01801 United States	(8)	SOFR + 2.00%	6.74%		1/7/2021	11/15/2027			4,094	4,060	4,084	0.01%
Broadline Retail
Peer USA, LLC	Perenmarkt 15, 1681 PG Zwaagdijk, Netherlands	(6)(8)	SOFR + 3.00%	7.33%		6/26/2024	7/1/2031			7,000	7,020	7,048	0.02%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Building Products
Cornerstone Building Brands, Inc.	5020 Weston Parkway, Cary, NC 27513 United States	(6)(9)	SOFR + 5.63%	10.02%		7/25/2022	8/1/2028			25,480	25,221	25,098	0.06%
Cornerstone Building Brands, Inc.	5020 Weston Parkway, Cary, NC 27513 United States	(6)(9)	SOFR + 3.25%	7.75%		4/15/2021	4/12/2028			4,817	4,797	4,614	0.01%
Engineered Stone Group Holdings III Ltd.	Floor 5, Smithson Tower Smithson Plaza, St. James’s Street, London, England, SW1A 1HJ	(4)(6)(8)	E + 5.75%	9.10%		11/22/2021	4/23/2028		EUR	30,879	33,669	27,508	0.07%
Engineered Stone Group Holdings III Ltd.	Floor 5, Smithson Tower Smithson Plaza, St. James’s Street, London, England, SW1A 1HJ	(4)(6)(10)	SOFR + 5.75%	10.32%		11/22/2021	4/23/2028			64,562	63,627	55,523	0.14%
Fencing Supply Group Acquisition, LLC	211 Perimeter Center Pkwy NE #250, Dunwoody, GA 30346 United States	(4)(11)	SOFR + 6.00%	10.46%		2/26/2021	2/26/2027			109,579	108,878	106,839	0.27%
Great Day Improvements, LLC	700 Highland Rd, Macedonia, OH 44056 United States	(4)(7)(13)	SOFR + 5.50%	10.01%		6/13/2024	6/13/2030			36,146	35,382	35,124	0.09%
Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(10)	SOFR + 6.00%	10.33%		1/7/2021	2/25/2027			43,474	43,294	40,214	0.10%
Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(10)	SOFR + 6.00%	10.33%		4/20/2022	2/25/2027			187,540	186,505	173,474	0.45%
Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(10)	SOFR + 6.00%	10.33%		1/7/2021	2/25/2027			6,319	6,291	5,845	0.02%
L&S Mechanical Acquisition, LLC	1101 E Arapaho Rd, Suite 190, Richardson, TX 75081, United States	(4)(10)	SOFR + 6.25%	10.60%		9/1/2021	9/1/2027			124,867	123,610	124,867	0.32%
L&S Mechanical Acquisition, LLC	1101 E Arapaho Rd, Suite 190, Richardson, TX 75081, United States	(4)(5)(10)	SOFR + 6.25%	10.59%		8/19/2024	9/1/2027			10,975	10,783	10,975	0.03%
LBM Acquisition, LLC	1000 Corporate Grove Drive, Buffalo Grove IL 60089 United States	(10)	SOFR + 3.75%	8.30%		6/6/2024	5/31/2031			50,254	49,794	49,908	0.13%
Lindstrom, LLC	2950 100th Court Northeast, Blaine, MN 55449 United States	(4)(11)	SOFR + 6.25%	10.90%		4/19/2022	5/1/2027			146,580	146,220	145,114	0.37%
MIWD Holdco II, LLC	2550 Interstate Drive, Suite 400 Harrisburg, PA 17110 United States	(8)	SOFR + 3.00%	7.36%		3/28/2024	3/21/2031			4,489	4,510	4,540	0.01%
Oscar Acquisitionco, LLC	5005 Lyndon B Johnson Fwy Suite 1050, Dallas, TX 75244 United States	(9)	SOFR + 4.25%	8.50%		4/29/2022	4/29/2029			2,977	2,987	2,950	0.01%
The Chamberlain Group, Inc.	300 Windsor Drive, Oak Brook, IL 60523 United States	(9)	SOFR + 3.25%	7.71%		11/3/2021	11/3/2028			24,952	24,814	25,131	0.06%
Windows Acquisition Holdings, Inc.	235 Sunshine Road Royal, AR 71968 United States	(4)(11)	SOFR + 6.50%	10.98 (incl. 8.94 PIK	% % )	1/7/2021	12/29/2026			58,890	58,517	47,701	0.12%

											928,899	885,425	2.26%
Capital Markets
Apex Group Treasury, LLC	4 Embarcadero Center Suite 1900 San Francisco,CA,94111 United States	(6)(9)	SOFR + 3.75%	8.96%		7/27/2021	7/27/2028			14,985	14,967	15,145	0.04%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Capital Markets (continued)
Apex Group Treasury, LLC	4 Embarcadero Center Suite 1900 San Francisco,CA,94111 United States	(6)(9)	SOFR + 4.00%	9.08%	8/2/2024	7/27/2028			77,903	77,903	78,715	0.20%
Aretec Group, Inc.	2301 Rosecrans Ave., Suite 5100, El Segundo, CA 90245 United States	(6)(8)	SOFR + 3.50%	7.86%	5/29/2024	8/9/2030			853	853	856	0.00%
FFML Holdco Ltd	Private Bag 93502, Takapuna, Auckland 0740, New Zealand	(4)(6)(10)	B + 6.25%	10.66%	11/11/2022	11/30/2028		NZD	37,054	22,562	20,732	0.05%
Focus Financial Partners LLC	875 3rd Avenue, 28th Floor New York, NY 10022 United States	(7)(8)	SOFR + 3.25%	7.61%	9/11/2024	9/11/2031			14,889	14,853	15,061	0.04%
GTCR Everest Borrower, LLC	1655 Grant Street, 10th Floor Concord, CA 94520 United States	(6)(7)(8)	SOFR + 2.75%	7.08%	9/5/2024	9/5/2031			12,388	12,074	12,445	0.03%
Osaic Holdings Inc	20 East Thomas Road, Phoenix, AZ 85012 United States	(6)(8)	SOFR + 3.50%	7.86%	11/26/2024	8/17/2028			10,567	10,567	10,623	0.03%
Resolute Investment Managers, Inc.	220 E. Las Colinas Blvd., Suite 1200, Irving, Texas 75039 United States	(5)(11)	SOFR + 6.50%	11.09%	12/29/2023	4/30/2027			3,884	3,843	3,819	0.01%
Situs-AMC Holdings Corporation	5065 Westheimer Suite 700E, Houston, TX 77056 United States	(4)(11)	SOFR + 5.50%	9.93%	12/22/2021	12/22/2027			12,151	12,090	12,151	0.03%
Superannuation And Investments US, LLC	Ground Floor Tower 1 201 Sussex Street Sydney,NSW,2000 Australia	(6)(9)	SOFR + 3.75%	8.22%	12/1/2021	12/1/2028			13,026	12,975	13,122	0.03%
The Edelman Financial Engines Center, LLC	28 State Street, 21st Floor, Boston, MA 021094 United States	(6)(8)	SOFR + 3.00%	7.36%	6/5/2024	4/7/2028			18,370	18,370	18,504	0.05%

										201,057	201,173	0.51%
Chemicals
Charter Next Generation Inc	300 N. LaSalle Drive, Suite 1575, Chicago, IL 60654 United States	(10)	SOFR + 3.00%	7.53%	11/5/2024	11/29/2030			6,972	6,990	7,018	0.02%
DCG Acquisition Corp.	45 Rockefeller Plaza 20th Floor, New York, NY 10111 United States	(4)(7)(10)	SOFR + 4.50%	8.86%	6/13/2024	6/13/2031			210,895	208,448	209,820	0.54%
Derby Buyer, LLC	200 Powder Mill Road, Wilmington DE 19803 United States	(6)(9)	SOFR + 3.00%	7.37%	12/13/2024	11/1/2030			6,451	6,451	6,479	0.02%
Formulations Parent Corp.	375 University Avenue, Westwood, MA 02090 United States	(4)(7)(10)	SOFR + 5.75%	10.27%	11/15/2023	11/15/2030			21,268	20,853	21,019	0.05%
Geon Performance Solutions, LLC	25777 Detroit Road Suite 202, Westlake, OH 44145 United States	(10)	SOFR + 4.25%	8.84%	8/18/2021	8/18/2028			3,581	3,566	3,598	0.01%
Hyperion Materials & Technologies, Inc.	6325 Huntley Road, Worthington, OH 43229 United States	(9)	SOFR + 4.50%	9.13%	8/30/2021	8/30/2028			7,904	7,895	7,788	0.02%

										254,203	255,722	0.66%
Commercial Services & Supplies
Access CIG, LLC	6818 A Patterson Pass Road, Livermore CA 94550 United States	(9)	SOFR + 5.00%	9.59%	8/18/2023	8/18/2028			43,414	42,988	43,891	0.11%
Allied Universal Holdco, LLC	1551 North Tustin Avenue Suite 650, Santa Ana, CA 92705 United States	(9)	SOFR + 3.75%	8.21%	4/8/2021	5/12/2028			40,727	40,680	40,911	0.11%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Commercial Services & Supplies (continued)
Anticimex, Inc.	400 Connell Drive Suite 1300, Berkeley Heights, NJ 07922 United States	(6)(9)	SOFR + 3.15%	7.72%	11/8/2021	11/16/2028		11,645	11,620	11,742	0.03%
Armor Holdco, Inc.	48 Wall Street 22nd Floor New York,NY,10005 United States	(6)(9)	SOFR + 3.75%	8.03%	12/13/2024	12/11/2028		6,363	6,363	6,454	0.02%
Bazaarvoice, Inc.	338 Pier Avenue, Hermosa Beach CA 90254 United States	(4)(7)(8)	SOFR + 5.25%	9.25%	5/7/2021	5/7/2028		417,604	417,604	417,604	1.07%
CFS Brands, LLC	4711 E. Hefner Rd. Oklahoma City, OK 73131 United States	(4)(7)(11)	SOFR + 5.00%	9.36%	12/20/2024	10/2/2030		209,628	205,595	209,011	0.54%
DG Investment Intermediate Holdings 2, Inc.	One Commerce Drive, Schaumburg, Illinois 60173 United States	(10)	SOFR + 3.75%	8.22%	3/31/2021	3/31/2028		22,477	22,497	22,744	0.06%
EAB Global, Inc.	2008 Saint Johns Ave, Washington DC 20037 United States	(9)	SOFR + 3.25%	7.61%	8/16/2021	8/16/2028		13,340	13,322	13,409	0.03%
Foundational Education Group, Inc.	4500 East West Highway Suite 300, Bethesda,MD,20814 United States	(9)	SOFR + 3.75%	8.60%	8/31/2021	8/31/2028		8,869	8,822	8,658	0.02%
FusionSite Midco, LLC	5611 Ohio Ave, Nashville, TN 37209 United States	(4)(11)	SOFR + 5.75%	10.34%	11/17/2023	11/17/2029		45,012	44,189	45,012	0.12%
FusionSite Midco, LLC	5611 Ohio Ave, Nashville, TN 37209 United States	(4)(11)	SOFR + 5.50%	10.29%	11/17/2023	11/17/2029		19,466	19,110	19,466	0.05%
FusionSite Midco, LLC	5611 Ohio Ave, Nashville, TN 37209 United States	(4)(5)(7)(11)	SOFR + 5.75%	10.48%	9/25/2024	11/17/2029		34,988	34,481	34,805	0.09%
Garda World Security Corp.	1390 Barre Street, Montreal QC H3C 1N4 Canada	(6)(8)	SOFR + 3.50%	7.90%	8/6/2024	2/1/2029		20,915	20,915	21,033	0.05%
Gatekeeper Systems, Inc.	90 Icon, Foothill Ranch, CA 92610, United States	(4)(10)	SOFR + 5.00%	9.51%	8/27/2024	8/28/2030		252,033	248,470	250,143	0.64%
Gatekeeper Systems, Inc.	90 Icon, Foothill Ranch, CA 92610, United States	(4)(5)(7)(10)	SOFR + 5.00%	9.52%	8/27/2024	8/28/2030		9,238	8,309	8,483	0.02%
GBT US III, LLC	666 Third Avenue, 4th Floor, New York, NY, NY 10017, United States	(6)(8)	SOFR + 3.00%	7.63%	7/26/2024	7/25/2031		4,000	4,009	4,025	0.01%
Gorilla Investor LLC	712 Fifth Avenue, 44th Floor, New York, NY 10019, United States	(4)(5)(10)	SOFR + 5.00%	9.32%	9/26/2024	9/30/2031		167,623	164,393	165,947	0.43%
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431 United States	(4)(11)	SOFR + 6.25%	10.68%	10/2/2023	10/2/2030		54,542	53,310	54,542	0.14%
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431 United States	(4)(5)(7)(11)	SOFR + 6.25%	10.58%	10/2/2023	10/2/2030		5,142	4,825	4,889	0.01%
Java Buyer, Inc.	191 4th St W Ketchum, ID, 83340 United States	(4)(10)	SOFR + 5.75%	10.20%	12/15/2021	12/15/2027		137,995	136,695	137,995	0.36%
Java Buyer, Inc.	191 4th St W Ketchum, ID, 83340 United States	(4)(10)	SOFR + 5.75%	10.35%	11/9/2023	12/15/2027		53,947	53,091	53,947	0.14%
Java Buyer, Inc.	191 4th St W Ketchum, ID, 83340 United States	(4)(10)	SOFR + 5.75%	10.44%	12/15/2021	12/15/2027		95,828	94,996	95,828	0.25%
Java Buyer, Inc.	191 4th St W Ketchum, ID, 83340 United States	(4)(5)(7)(10)	SOFR + 5.00%	9.59%	6/28/2024	12/15/2027		36,335	35,565	36,335	0.09%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Commercial Services & Supplies (continued)
JSS Holdings, Inc.	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)(10)	SOFR + 5.25%	10.10 (incl. 3.00 PIK)	% %	12/29/2021	11/8/2031		237,105	235,092	237,105	0.61%
JSS Holdings, Inc.	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)(10)	SOFR + 5.25%	10.00 (incl. 3.00 PIK)	% %	1/7/2021	11/8/2031		45,390	44,992	45,390	0.12%
JSS Holdings, Inc.	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)(5)(7)(10)	SOFR + 5.25%	9.77 (incl. 3.00 PIK)	% %	11/8/2024	11/8/2031		566,934	560,739	566,249	1.46%
Knowledge Pro Buyer, Inc.	Country Squire Lane, Princeton Junction, NJ 8550 United States	(4)(7)(10)	SOFR + 5.00%	9.46%		12/10/2021	12/10/2027		88,097	87,288	88,009	0.23%
KPSKY Acquisition, Inc.	500 Unicorn Park 3rd Floor, Woburn, MA 01801 United States	(4)(10)(18)	SOFR + 5.50%	10.19%		10/19/2021	10/19/2028		46,483	45,978	40,440	0.10%
KPSKY Acquisition, Inc.	500 Unicorn Park 3rd Floor, Woburn, MA 01801 United States	(4)(10)(18)	SOFR + 5.50%	10.28%		10/19/2021	10/19/2028		20,736	20,512	18,040	0.05%
Lsf12 Crown US Commercial Bidco LLC	6688 North Central Expressway Suite 1600, Dallas, TX 75206 United States	(7)(8)	SOFR + 4.25%	8.80%		12/2/2024	12/2/2031		106,500	102,520	106,300	0.27%
OMNIA Partners, LLC	5001 Aspen Grove Drive Franklin, TN 37067, United States	(8)	SOFR + 2.75%	7.37%		1/26/2024	7/25/2030		4,988	5,030	5,018	0.01%
Onex Baltimore Buyer, Inc.	712 Fifth Avenue New York, NY 10019 United States	(4)(11)(18)	SOFR + 5.27%	9.63%		12/1/2021	12/1/2027		187,232	185,397	187,232	0.48%
Onex Baltimore Buyer, Inc.	712 Fifth Avenue New York, NY 10019 United States	(4)(7)(11)(18)	SOFR + 4.75%	9.11%		12/1/2021	12/1/2027		218,111	214,516	217,257	0.56%
Pearce Intermediate Holdings, Inc	1690 Scenic Ave, Costa Mesa, CA 92626 United States	(4)(12)	SOFR + 4.75%	9.09%		6/2/2021	6/2/2029		82,396	81,522	82,396	0.21%
Pearce Intermediate Holdings, Inc	1690 Scenic Ave, Costa Mesa, CA 92626 United States	(4)(5)(7)(11)	SOFR + 4.75%	9.09%		6/29/2023	6/2/2029		1,759	1,241	1,259	0.00%
Pearce Intermediate Holdings, Inc	1690 Scenic Ave, Costa Mesa, CA 92626 United States	(4)(5)(11)	SOFR + 4.75%	9.09%		11/6/2024	6/2/2029		114,713	113,604	114,713	0.30%
Polyphase Elevator Holding Co.	60 Shawmut Road, Suite 1, Canton, MA 02021 United States	(4)(5)(7)(11)	SOFR + 6.00%	10.43 (incl. 5.00 PIK	% % )	6/23/2021	6/23/2027		6,059	6,023	4,949	0.01%
Polyphase Elevator Holding Co.	60 Shawmut Road, Suite 1, Canton, MA 02021 United States	(4)(5)(11)	SOFR + 6.00%	10.48 (incl. 5.00 PIK	% % )	12/21/2021	6/23/2027		10,818	10,818	8,952	0.02%
Prime Security Services Borrower, LLC	1501 Yamato Road, Boca Raton, FL, 33431 United States	(6)(8)	SOFR + 2.00%	6.52%		11/20/2024	10/13/2030		1,496	1,496	1,502	0.00%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Commercial Services & Supplies (continued)
Pye-Barker Fire & Safety, LLC	2500 Northwinds Parkway, Ste 200, Alpharetta, GA 30009 United States	(4)(5)(10)	SOFR + 4.50%	8.83%		5/24/2024	5/24/2031		4,461	4,461	4,461	0.01%
Pye-Barker Fire & Safety, LLC	2500 Northwinds Parkway, Ste 200, Alpharetta, GA 30009 United States	(4)(5)(10)	SOFR + 4.50%	8.83%		5/24/2024	5/24/2031		13,816	13,753	13,747	0.04%
Safety Products/JHC Acquisition Corp	1751 Lake Cook Rd, Suite 370, Deerfield, Illinois 60015, United States	(7)(8)	SOFR + 4.50%	8.96%		1/7/2021	6/28/2026		59,946	59,856	60,169	0.15%
TEI Intermediate LLC	200 Innerbelt Road, Somerville, MA 02143 United States	(4)(10)	SOFR + 4.75%	9.15%		12/13/2024	12/15/2031		146,288	144,836	144,825	0.37%
TEI Intermediate LLC	200 Innerbelt Road, Somerville, MA 02143 United States	(4)(5)(7)(10)	SOFR + 4.75%	9.15%		12/13/2024	12/15/2031		2,421	1,976	1,973	0.01%
The Hiller Companies, LLC	3751 Joy Springs Drive, Mobile, AL 36693 United States	(4)(10)	SOFR + 5.00%	9.36%		6/20/2024	6/20/2030		75,375	74,688	74,809	0.19%
The Hiller Companies, LLC	3751 Joy Springs Drive, Mobile, AL 36693 United States	(4)(5)(7)(10)	SOFR + 5.00%	9.58%		6/20/2024	6/20/2030		5,465	5,216	5,240	0.01%
TRC Companies, Inc (fka Bolt Infrastructure Merger Sub, Inc.)	21 Griffin Road North, Windsor, CT 06095 United States	(9)	SOFR + 3.50%	7.97%		12/9/2021	12/8/2028		26,793	26,721	27,065	0.07%
Vaco Holdings, Inc.	5410 Maryland Way, Suite 460, Brentwood, TN, 37027 United States	(10)	SOFR + 5.00%	9.48%		1/21/2022	1/21/2029		8,940	8,914	8,299	0.02%
Veregy Consolidated, Inc.	23325 N. 23rd Ave, Suite 120 Phoenix, AZ 85027 United States	(11)	SOFR + 6.00%	10.85%		1/7/2021	11/2/2027		19,954	19,977	19,979	0.05%
Water Holdings Acquisition LLC	2002 West Grand Parkway North, Suite 100, Katy, TX 77449, United States	(4)(7)(10)	SOFR + 5.00%	9.36 (incl. 3.00 PIK	% % )	7/31/2024	7/31/2031		188,383	186,488	187,263	0.48%

										3,955,503	3,979,515	10.22%
Construction & Engineering
Azuria Water Solutions Inc	787 7th Avenue 49th Floor New York NY 10019 United States	(10)	SOFR + 3.75%	8.11%		7/23/2024	5/17/2028		34,436	34,436	34,759	0.09%
Brookfield WEC Holdings, Inc.	1000 Westinghouse Drive, Cranberry Township, PA 16066 United States	(8)	SOFR + 2.25%	6.80%		1/25/2024	1/27/2031		7,943	7,868	7,959	0.02%
Consor Intermediate II, LLC	6505 Blue Lagoon Drive, Suite 470 Miami, FL 33126 United States	(4)(7)(10)	SOFR + 4.50%	8.83%		5/10/2024	5/10/2031		48,760	48,008	48,538	0.12%
COP Home Services TopCo IV, Inc.	3150 E Birch St., Brea, CA 92821, United States	(4)(7)(11)	SOFR + 6.00%	10.43%		6/9/2023	12/31/2027		208,968	205,871	208,754	0.54%
Gannett Fleming Inc	207 Senate Ave, Camp Hill, PA 17011, United States	(4)(7)(10)	SOFR + 4.75%	9.23%		8/5/2024	8/5/2030		360,786	355,220	357,520	0.92%
Groundworks, LLC	1741 Corporate Landing Parkway, Virginia Beach, VA 23454 United States	(8)	SOFR + 3.25%	7.65%		3/14/2024	3/14/2031		9,040	9,058	9,099	0.02%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Construction & Engineering (continued)
Groundworks, LLC	1741 Corporate Landing Parkway, Virginia Beach, VA 23454 United States	(7)(8)	SOFR + 3.25%	7.65%	3/14/2024	3/14/2031		266	168	277	0.00%
Peak Utility Services Group, Inc.	310 Interlocken Parkway Suite 220 Broomfield CO 80021 United States	(4)(11)	SOFR + 4.50%	8.96%	3/2/2021	3/2/2028		15,170	15,101	15,019	0.04%
Peak Utility Services Group, Inc.	310 Interlocken Parkway Suite 220 Broomfield CO 80021 United States	(4)(5)(11)	SOFR + 4.50%	8.96%	3/2/2021	3/2/2028		2,023	2,017	2,002	0.01%
Pike Electric Corp.	615 S College St Suite 300 Charlotte, NC 28202 United States	(8)	SOFR + 3.00%	7.47%	6/7/2022	1/21/2028		1,000	1,011	1,009	0.00%
Refficiency Holdings, LLC	1601 Las Plumas Ave San Jose, CA, 95133-1613 United States	(10)	SOFR + 3.50%	7.96%	10/28/2021	12/16/2027		11,229	11,187	11,291	0.03%
Thermostat Purchaser III, Inc.	10 Parkway North Suite 100 Deerfield,IL,60015 United States	(7)(10)	SOFR + 4.25%	8.58%	6/20/2024	8/31/2028		13,700	13,601	13,770	0.04%

									703,546	709,997	1.83%
Construction Materials
Tamko Building Products, LLC	198 Four States Drive, P.O. Box 97, Galena, KS 66739 United States	(8)	SOFR + 2.75%	7.09%	10/23/2024	9/20/2030		2,985	2,985	3,013	0.01%
Containers & Packaging
Anchor Packaging, LLC	13515 Barrett Parkway #100, St. Louis, MO 63021, United States	(8)	SOFR + 3.25%	7.69%	12/13/2024	7/18/2029		1,990	1,990	2,004	0.01%
Ascend Buyer, LLC	1111 Busch Parkway, Buffalo Grove, IL 60089, United States	(4)(10)	SOFR + 5.75%	10.23%	10/18/2022	9/30/2028		11,299	11,086	11,299	0.03%
Ascend Buyer, LLC	1111 Busch Parkway, Buffalo Grove, IL 60089, United States	(4)(5)(7)(10)	SOFR + 5.75%	10.23%	9/30/2021	9/30/2027		2,587	2,516	2,587	0.01%
Berlin Packaging, LLC	525 West Monroe Street, Chicago IL 60661 United States	(8)	SOFR + 3.50%	8.05%	6/7/2024	6/7/2031		18,861	18,892	18,993	0.05%
Clydesdale Acquisition Holdings, Inc.	101 E Carolina Ave Hartsville, SC 29550 United States	(9)	SOFR + 3.18%	7.53%	4/13/2022	4/13/2029		13,989	13,751	14,033	0.04%
Graham Packaging Co, Inc.	148 Quay Street Floor 9, Auckland Central Auckland, 1010 New Zealand	(8)	SOFR + 2.50%	6.86%	7/31/2024	8/4/2027		7,836	7,836	7,864	0.02%
MAR Bidco S.à r.l.	46A Avenue J.F. Kennedy, L-1855 Luxembourg, Grand-Duché de Luxembourg	(6)(9)	SOFR + 4.20%	8.77%	6/28/2021	7/6/2028		3,819	3,809	3,713	0.01%
ProAmpac PG Borrower, LLC	12025 Tricon Road, Cincinnati, OH 45246 United States	(10)	SOFR + 4.00%	8.66%	4/9/2024	9/15/2028		16,192	16,192	16,263	0.04%
Ring Container Technologies Group, LLC	1 Industrial Park Rd. Oakland, TN 38060 United States	(9)	SOFR + 2.75%	7.11%	7/19/2024	8/12/2028		982	982	986	0.00%
TricorBraun Holdings, Inc.	6 CityPlace Drive Suite 1000 Saint Louis MO 63141 United States	(9)	SOFR + 3.25%	7.72%	3/3/2021	3/3/2028		14,375	14,315	14,383	0.04%
Trident TPI Holdings, Inc.	460 Swedesford Rd Wayne, PA 19087 United States	(9)	SOFR + 3.75%	8.19%	10/18/2024	9/15/2028		21,739	21,739	21,961	0.06%

									113,108	114,086	0.31%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Distributors
BP Purchaser, LLC	2650 Galvin Dr, Elgin, IL 60124, United States	(4)(5)(10)	SOFR + 5.50%	10.16 PIK	%	12/10/2021	12/10/2028			7,820	7,732	6,881	0.02%
Bradyplus Holdings LLC	7055 S Lindell Road, Las Vegas, NV 89118 United States	(4)(11)	SOFR + 5.00%	9.52%		10/11/2024	10/31/2029			218,268	214,783	218,268	0.56%
Bradyplus Holdings LLC	7055 S Lindell Road, Las Vegas, NV 89118 United States	(4)(5)(7)(11)	SOFR + 5.00%	9.40%		10/11/2024	10/31/2029			1,381	1,287	1,331	0.00%
Genuine Cable Group, LLC	50 Broadway, Hawthorne, NY 10532, United States	(4)(10)	SOFR + 5.75%	10.21%		11/1/2021	11/2/2026			29,649	29,372	28,166	0.07%
Marcone Yellowstone Buyer, Inc.	One City Place Ste 400 St Louis MO 63141, United States	(4)(10)	SOFR + 6.50%	11.24 (incl. 3.25 PIK	% % )	11/1/2022	6/23/2028			15,532	15,244	13,979	0.04%
Marcone Yellowstone Buyer, Inc.	One City Place Ste 400 St Louis MO 63141, United States	(4)(10)	SOFR + 6.25%	10.99 (incl. 3.25 PIK	% % )	12/31/2021	6/23/2028			26,188	25,928	23,438	0.06%
NDC Acquisition Corp.	402 BNA Drive, Suite 500, Nashville, TN 37217 United States	(4)(7)(8)	SOFR + 5.50%	10.19%		3/9/2021	3/9/2027			21,656	21,405	21,656	0.06%
PT Intermediate Holdings III, LLC	1200 Greenbriar Dr., Addison, IL 60101 United States	(4)(7)(9)	SOFR + 5.00%	9.33 (incl. 1.75 PIK	% % )	4/9/2024	4/9/2030			170,148	169,770	170,133	0.44%
S&S Holdings, LLC	220 Remington Blvd, Bolingbrook, IL 60440 United States	(9)	SOFR + 5.00%	9.46%		3/11/2021	3/11/2028			7,792	7,807	7,785	0.02%
Tailwind Colony Holding Corporation	269 South Lambert Road Orange, CT 06512 United States	(4)(11)	SOFR + 6.50%	11.19%		1/7/2021	5/13/2026			81,820	81,505	80,184	0.21%

											574,833	571,821	1.48%
Diversified Consumer Services
American Restoration Holdings, LLC	1585 Broadway, 37th Floor, New York, NY 10036, United States	(4)(11)	SOFR + 5.00%	9.73%		7/19/2024	7/24/2030			27,472	26,963	27,472	0.07%
American Restoration Holdings, LLC	1585 Broadway, 37th Floor, New York, NY 10036, United States	(4)(5)(7)(11)	SOFR + 5.00%	9.50%		7/19/2024	7/24/2030			22,804	22,321	22,804	0.06%
American Restoration Holdings, LLC	1585 Broadway, 37th Floor, New York, NY 10036, United States	(4)(5)(7)(11)	SOFR + 5.00%	9.73%		7/19/2024	7/24/2030			1,697	1,552	1,697	0.00%
Ascend Learning, LLC	11161 Overbrook Road, Leawood, KS, 66211, United States	(9)	SOFR + 3.50%	7.96%		12/10/2021	12/11/2028			20,370	20,125	20,505	0.05%
Barbri Holdings, Inc.	12222 Merit Drive, Suite 1340, Dallas, TX 75251 United States	(4)(10)	SOFR + 5.00%	9.35%		12/20/2024	4/30/2030			133,249	131,960	132,582	0.34%
Barbri Holdings, Inc.	12222 Merit Drive, Suite 1340, Dallas, TX 75251 United States	(4)(10)	SOFR + 5.00%	9.35%		12/20/2024	4/30/2030			42,165	41,955	41,954	0.11%
BPPH2 Limited	One Wood Street, London, EC2V 7WS United Kingdom	(4)(6)(8)	S + 6.75%	11.57%		3/16/2021	3/16/2028		GBP	40,700	55,566	50,952	0.13%
BPPH2 Limited	One Wood Street, London, EC2V 7WS United Kingdom	(4)(5)(6)(8)	S + 6.25%	10.95%		6/17/2024	3/16/2028		GBP	8,269	10,367	10,352	0.03%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Diversified Consumer Services (continued)
BPPH2 Limited	One Wood Street, London, EC2V 7WS United Kingdom	(4)(5)(6)(10)	CA + 6.25%	10.03%	6/17/2024	3/16/2028		CAD	5,090	3,653	3,541	0.01%
BPPH2 Limited	One Wood Street, London, EC2V 7WS United Kingdom	(4)(5)(6)(10)	SOFR + 6.25%	10.76%	6/17/2024	3/16/2028			2,645	2,588	2,645	0.01%
Cambium Learning Group, Inc.	17855 North Dallas Parkway, Suite 400, Dallas, TX 75287, United States	(4)(7)(10)	SOFR + 5.50%	10.23%	7/20/2021	7/20/2028			939,007	934,248	939,007	2.42%
Cengage Learning, Inc.	3 Center Plaza, Suite 700, Boston, MA 02108 United States	(6)(11)	SOFR + 3.50%	7.86%	11/22/2024	3/22/2031			8,458	8,458	8,512	0.02%
Charger Debt Merger Sub, LLC	375 Northridge Rd. Suite 450, Atlanta, GA 30350 United States	(4)(10)	SOFR + 4.75%	9.08%	5/31/2024	5/31/2031			54,863	54,360	54,863	0.14%
Charger Debt Merger Sub, LLC	375 Northridge Rd. Suite 450, Atlanta, GA 30350 United States	(4)(5)(7)(10)	SOFR + 4.75%	9.07%	5/31/2024	5/31/2031			11,701	11,447	11,539	0.03%
DTA Intermediate II Ltd.	7430 East Caley Ave, Suite 320E, Centennial, CO 80111 United States	(4)(12)	SOFR + 5.25%	9.58%	3/27/2024	3/27/2030			51,454	50,556	51,454	0.13%
DTA Intermediate II Ltd.	7430 East Caley Ave, Suite 320E, Centennial, CO 80111 United States	(4)(5)(7)(11)	SOFR + 5.25%	9.83%	3/27/2024	3/27/2030			6,461	5,975	6,254	0.02%
Element Materials Technology Group US Holdings Inc.	1181 Trapp Road St Paul, MN 55121 United States	(6)(9)	SOFR + 3.75%	8.08%	6/24/2022	7/6/2029			7,385	7,331	7,442	0.02%
Endeavor Schools Holdings, LLC	9350 South Dixie Highway, Suite 950, Miami, Florida 33156 United States	(4)(11)	SOFR + 6.25%	10.88%	7/18/2023	7/18/2029			46,941	46,053	45,885	0.12%
Endeavor Schools Holdings, LLC	9350 South Dixie Highway, Suite 950, Miami, Florida 33156 United States	(4)(5)(7)(11)	SOFR + 6.25%	10.88%	7/18/2023	7/18/2029			8,640	8,359	8,291	0.02%
Essential Services Holding Corp	139 S. English Station Road, Suite 250, Louisville, KY 40245 United States	(4)(7)(10)	SOFR + 5.00%	9.65%	6/17/2024	6/17/2031			69,595	68,785	69,412	0.18%
Go Car Wash Management Corp.	9801 Troup Ave, Kansas City, Kansas 66111, United States	(4)(11)	SOFR + 5.75%	10.21%	10/12/2021	12/31/2026			41,322	40,966	40,289	0.10%
Go Car Wash Management Corp.	9801 Troup Ave, Kansas City, Kansas 66111, United States	(4)(11)	SOFR + 5.75%	10.11%	10/12/2021	12/31/2026			47,774	47,286	46,580	0.12%
Imagine Learning, LLC	8860 E. Chaparral Road, Scottsdale, AZ 85250 United States	(9)	SOFR + 3.50%	7.86%	2/1/2024	12/21/2029			64,711	64,437	64,909	0.17%
Mckissock Investment Holdings, LLC	399 South Spring Street Suite 108, St Louis, MO 63110 United States	(10)	SOFR + 5.00%	9.79%	3/10/2022	3/12/2029			9,746	9,688	9,700	0.02%
Mckissock Investment Holdings, LLC	399 South Spring Street Suite 108, St Louis, MO 63110 United States	(10)	SOFR + 5.00%	9.62%	11/20/2023	3/12/2029			27,225	26,686	27,096	0.07%
Pre-Paid Legal Services, Inc.	1 Pre-Paid Way, Ada OK 74820 United States	(9)	SOFR + 3.75%	8.22%	12/15/2021	12/15/2028			17,560	17,482	17,700	0.05%
Seahawk Bidco, LLC	900 East 8th Avenue, Suite 106, King of Prussia, PA 19406 United States	(4)(7)(11)	SOFR + 4.75%	9.10%	12/19/2024	12/19/2031			230,733	228,095	229,610	0.59%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Diversified Consumer Services (continued)
Spring Education Group, Inc.	1999 S Bascom Ave, Suite 400 Campbell, CA 95008 United States	(8)	SOFR + 4.00%	8.33%	9/29/2023	9/29/2030		13,647	13,506	13,750	0.04%
Sunshine Cadence Holdco, LLC	90 Clubhouse Rd Woodmere, NY, 11598-1905 United States	(4)(10)	SOFR + 5.00%	9.61%	5/1/2024	5/1/2031		199,500	197,696	197,505	0.51%
Sunshine Cadence Holdco, LLC	90 Clubhouse Rd Woodmere, NY, 11598-1905 United States	(4)(5)(7)(10)	SOFR + 5.00%	9.33%	5/1/2024	5/1/2031		16,598	16,164	16,278	0.04%
University Support Services, LLC	3500 Sunrise Hwy, Great River, NY 11739 United States	(9)	SOFR + 2.75%	7.11%	2/10/2022	2/10/2029		9,496	9,467	9,551	0.02%

									2,184,095	2,190,131	5.64%
Diversified REITs
Iron Mountain Information Management, LLC	1 Federal Street Boston, MA 02110 United States	(8)	SOFR + 2.00%	6.36%	12/28/2023	1/31/2031		5,955	5,975	5,962	0.02%
Diversified Telecommunication Services
Point Broadband Acquisition, LLC	3120 Fredrick Rd., Suite E, Opelika, Alabama 36801, United States	(4)(7)(11)	SOFR + 5.50%	10.09%	10/1/2021	10/1/2028		230,465	227,373	229,620	0.59%
Zacapa, LLC	4 E Pennslyvania Ave, Pen Argyl, 18072, PA, United States	(6)(9)	SOFR + 3.75%	8.08%	10/29/2024	3/22/2029		7,444	7,444	7,496	0.02%

									234,817	237,116	0.61%
Electric Utilities
Qualus Power Services Corp.	4040 Rev Drive Cincinatti, OH 45232 United States	(4)(11)	SOFR + 5.00%	9.51%	3/26/2021	3/26/2027		61,040	60,557	61,040	0.16%
Qualus Power Services Corp.	4040 Rev Drive Cincinatti, OH 45232 United States	(4)(11)	SOFR + 5.00%	9.51%	7/27/2023	3/26/2027		53,973	53,158	53,973	0.14%
Qualus Power Services Corp.	4040 Rev Drive Cincinatti, OH 45232 United States	(4)(5)(7)(11)	SOFR + 5.00%	9.50%	5/9/2024	3/26/2027		42,725	41,725	42,469	0.11%
Tiger Acquisition, LLC	7101 Southbridge Drive Sioux City, IA 51111 United States	(9)	SOFR + 3.00%	7.34%	11/16/2022	6/1/2028		12,673	12,673	12,704	0.03%

									168,113	170,186	0.44%
Electrical Equipment
Emergency Power Holdings, LLC	44 S Commerce Way, Bethlehem, PA 18017 United States	(4)(7)(11)	SOFR + 4.75%	9.34%	8/17/2021	8/17/2030		194,324	192,151	193,887	0.50%
IEM New Sub 2, LLC	48205 Warm Springs Blvd, Freemont, California 94539, United States	(4)(7)(10)	SOFR + 4.75%	9.27%	8/8/2024	8/8/2030		327,813	322,691	324,784	0.84%
Madison IAQ, LLC	500 W Madison St #3890, Chicago IL United States	(9)	SOFR + 2.75%	7.89%	6/21/2021	6/21/2028		39,617	39,367	39,809	0.10%

									554,209	558,480	1.44%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Electrical Equipment, Instruments & Components
Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(11)	SOFR + 6.00%	10.43%	1/7/2021	12/23/2026			24,995	24,828	23,870	0.06%
Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(5)(11)	SOFR + 6.00%	10.68%	1/7/2021	12/23/2026			7,502	7,472	7,164	0.02%
Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(5)(11)	SOFR + 6.00%	10.73%	1/7/2021	12/23/2026			1,924	1,917	1,838	0.00%
Duro Dyne National Corp	13235 Reese Boulevard, West Huntersville, NC 28078 United States	(4)(7)(10)	SOFR + 5.00%	9.52%	11/15/2024	11/15/2031			190,133	187,766	187,714	0.48%
Dwyer Instruments LLC	102 Indiana Hwy. 212, Michigan City, IN 46360 United States	(4)(5)(7)(10)	SOFR + 4.75%	9.27%	11/15/2024	7/30/2029			46,679	46,123	46,109	0.12%
Infinite Bidco, LLC	17792 Fitch, Irvine, CA 92614 United States	(9)	SOFR + 3.75%	8.60%	3/2/2021	3/2/2028			19,865	19,777	19,746	0.05%
Modena Buyer, LLC	3421 Hillview Avenue Palo Alto, CA 94304 United States	(8)	SOFR + 4.50%	8.86%	7/1/2024	7/1/2031			49,961	49,030	48,515	0.12%
Phoenix 1 Buyer Corp.	13723 Riverport Drive, St. Louis, MO 63043 United States	(4)(7)(10)	SOFR + 5.50%	9.87%	11/20/2023	11/20/2030			42,815	42,385	42,815	0.11%
Spectrum Safety Solutions Purchaser, LLC	13995 Pasteur Blvd., Palm Beach Gardens, FL 33418, United States	(4)(5)(6)(9)	E + 5.00%	8.33%	7/1/2024	7/1/2030		EUR	7,356	7,899	7,562	0.02%
Spectrum Safety Solutions Purchaser, LLC	13995 Pasteur Blvd., Palm Beach Gardens, FL 33418, United States	(4)(5)(6)(9)	E + 5.00%	8.33%	7/1/2024	7/1/2031		EUR	64,279	68,069	66,084	0.17%
Spectrum Safety Solutions Purchaser, LLC	13995 Pasteur Blvd., Palm Beach Gardens, FL 33418, United States	(4)(6)(7)(9)	SOFR + 5.00%	9.59%	7/1/2024	7/1/2031			262,319	257,230	259,369	0.67%

										712,496	710,786	1.82%
Energy Equipment & Services
ISQ Hawkeye Holdco, Inc.	10640 Company Highway D20 Alden, IA 50006 United States	(4)(5)(10)	SOFR + 4.75%	9.13%	8/20/2024	8/20/2031			8,811	8,651	8,811	0.02%
ISQ Hawkeye Holdco, Inc.	10640 Company Highway D20 Alden, IA 50006 United States	(4)(5)(7)(10)	P + 3.75%	11.75%	8/20/2024	8/20/2030			312	288	304	0.00%
LPW Group Holdings, Inc.	5775 North Sam Houston Pkwy W Suite 100, Houston, TX 77086 United States	(4)(7)(11)	SOFR + 6.00%	10.59%	3/15/2024	3/15/2031			32,668	31,802	32,668	0.08%

										40,741	41,783	0.10%
Entertainment
CE Intermediate I, LLC	455 Delta Ave Fl 3 Cincinnati,OH,45226 United States	(9)	SOFR + 3.50%	8.05%	11/10/2021	11/10/2028			7,564	7,522	7,606	0.02%
Renaissance Holdings Corp	2911 Peach Street, Wisconsin Rapids, WI 54494 United States	(9)	SOFR + 4.00%	8.36%	12/6/2024	4/5/2030			2,506	2,506	2,503	0.01%
William Morris Endeavor Entertainment LLC	c/o Zuffa Parent, LLC 2960 W. Sahara Avenue Las Vegas, Nevada 89102 United States	(8)	SOFR + 2.75%	7.22%	11/7/2024	5/18/2025			9,966	9,986	10,002	0.03%

										20,014	20,111	0.06%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Financial Services
Atlas Securitized Products Funding 2, L.P.	230 Park Avenue, Suite 800 New York, NY 10169 United States	(4)(5)(6)(7)(8)	SOFR + 1.50%	6.05%	3/28/2024	5/25/2063			148,565	144,785	148,565	0.38%
Carr Riggs & Ingram Capital LLC	901 Boll Weevil Circle, Ste 200, Enterprise, AL 36330 United States	(4)(5)(9)	SOFR + 4.75%	9.24%	11/18/2024	11/18/2031			43,387	42,960	42,953	0.11%
Carr Riggs & Ingram Capital LLC	901 Boll Weevil Circle, Ste 200, Enterprise, AL 36330 United States	(4)(5)(7)(9)	SOFR + 4.75%	9.24%	11/18/2024	11/18/2031			1,290	1,078	1,074	0.00%
DM Intermediate Parent LLC	305 West Big Beaver Road, Suite 200, Troy, Michigan 48084, United States	(4)(7)(10)	SOFR + 5.00%	9.60%	9/30/2024	9/30/2030			104,836	102,581	102,451	0.26%
Mitchell International, Inc.	6220 Greenwich Drive, San Diego, CA 92122 United States	(9)	SOFR + 3.25%	7.61%	6/17/2024	6/17/2031			65,066	64,765	65,181	0.17%
More Cowbell II, LLC	545 Boylston Street, 6th Floor, Boston, MA 02116 United States	(4)(10)	SOFR + 5.00%	8.89%	9/1/2023	9/1/2030			19,791	19,391	19,791	0.05%
More Cowbell II, LLC	545 Boylston Street, 6th Floor, Boston, MA 02116 United States	(4)(5)(7)(10)	SOFR + 5.00%	9.28%	9/1/2023	9/1/2029			1,132	1,055	1,105	0.00%
PKF O’Connor Davies Advisory, LLC	500 Mamaroneck Avenue, Harrison, NY 10528 United States	(4)(5)(7)(10)	P + 3.50%	11.00%	11/15/2024	11/18/2031			84,784	83,647	83,618	0.22%
RFS Opco, LLC	45 Rockefeller Plaza, Floor 5, New York, NY 10111 United States	(4)(7)(9)	SOFR + 4.75%	9.08%	4/4/2024	4/4/2031			30,400	30,100	30,371	0.08%
Solera, LLC	1500 Solana Blvd, Ste 6300 Roanoke, TX 76262-1713	(9)(18)	SOFR + 4.00%	8.85%	6/4/2021	6/2/2028			32,496	32,307	32,596	0.08%

										522,669	527,705	1.35%
Food Products
Snacking Investments US, LLC	2 Henry St, North City, Dublin 1, D01 C3Y9, Ireland	(6)(11)	SOFR + 4.00%	8.34%	1/7/2021	12/18/2026			4,830	4,843	4,878	0.01%
Ground Transportation
Channelside AcquisitionCo, Inc.	1208 E Kennedy Blvd Tampa, FL 33602, United States	(4)(7)(10)	SOFR + 4.75%	9.34%	5/15/2024	5/15/2031			156,455	155,909	156,432	0.40%
Health Care Equipment & Supplies
AEC Parent Holdings Inc.	11825 Central Parkway Jacksonville FL 32224 United States	(9)	SOFR + 5.75%	10.23%	6/13/2022	6/13/2029			24,809	24,420	20,095	0.05%
Auris Luxembourg III S.à r.l.	23 Rue Aldringen, Luxembourg, L-1118, Luxembourg	(6)(8)	SOFR + 3.75%	8.18%	9/27/2024	2/28/2029			8,834	8,834	8,950	0.02%
Bamboo US BidCo, LLC	1 Baxter Pkwy, Deerfield, IL 60015 United States	(4)(7)(11)	SOFR + 5.25%	9.77%	9/29/2023	9/30/2030			33,656	32,619	33,563	0.09%
Bamboo US BidCo, LLC	1 Baxter Pkwy, Deerfield, IL 60015 United States	(4)(11)	E + 5.25%	8.25%	9/29/2023	9/30/2030		EUR	72,601	75,070	75,204	0.19%
CPI Buyer, LLC	300 North LaSalle Drive, Suite 5600, Chicago, IL, 60654, United States	(4)(10)	SOFR + 5.50%	10.28%	11/1/2021	11/1/2028			168,601	166,863	165,651	0.43%
CPI Buyer, LLC	300 North LaSalle Drive, Suite 5600, Chicago, IL, 60654, United States	(4)(5)(7)(10)	SOFR + 5.50%	10.28%	5/23/2024	11/1/2028			9,317	9,014	8,547	0.02%
Egrotron Acquisition, LLC	1181 Trapp Road St Paul, MN 55121 United States	(4)(10)	SOFR + 5.25%	9.61%	7/6/2022	7/6/2028			62,707	61,994	62,707	0.16%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Health Care Equipment & Supplies (continued)
GCX Corporation Buyer, LLC	3875 Cypress Drive, Petaluma, CA 94954, United States	(4)(10)	SOFR + 5.50%	9.96%		9/13/2021	9/13/2027			191,560	189,828	188,686	0.49%
GCX Corporation Buyer, LLC	3875 Cypress Drive, Petaluma, CA 94954, United States	(4)(10)	SOFR + 5.50%	10.05%		9/13/2021	9/13/2027			48,510	48,118	47,782	0.12%
Natus Medical Incorporated	3150 Pleasant View Road, Middleton, WI 53562 United States	(4)(9)	SOFR + 5.50%	10.25%		7/21/2022	7/20/2029			49,000	46,760	48,265	0.12%
Natus Medical Incorporated	3150 Pleasant View Road, Middleton, WI 53562 United States	(4)(5)(7)(9)	SOFR + 4.50%	8.96%		7/21/2022	7/21/2027			5,025	4,953	4,736	0.01%
Sharp Services, LLC	2600 Regent Boulevard Dfw Airport, TX 75261 United States	(8)	SOFR + 3.25%	7.58%		10/25/2024	12/31/2028			7,665	7,665	7,746	0.02%
Zeus, LLC	3740 Industrial Blvd, Orangeburg, South Carolina 29118 United States	(4)(7)(10)	SOFR + 5.50%	9.83%		2/28/2024	2/28/2031			52,053	51,239	51,974	0.13%

											727,377	723,906	1.85%
Health Care Providers & Services
123Dentist, Inc.	4321 Still Creek Dr suite 200, Burnaby, BC V5C 6S7, Canada	(4)(6)(7)(10)	CA + 5.00%	8.30%		8/10/2022	8/10/2029		CAD	269,432	203,389	187,438	0.48%
ACI Group Holdings, Inc.	629 Davis Drive, Suite 300, Morrisville, NC 27560, United States	(4)(5)(7)(10)	SOFR + 5.50%	9.96%		8/2/2021	8/2/2027			2,148	1,963	1,289	0.00%
ACI Group Holdings, Inc.	629 Davis Drive, Suite 300, Morrisville, NC 27560, United States	(4)(10)	SOFR + 6.00%	10.46 (incl. 3.25 PIK	% % )	7/7/2023	8/2/2028			133,714	131,686	128,366	0.33%
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland FL 32751 United States	(4)(11)	SOFR + 6.25%	10.78%		5/7/2021	5/7/2027			10,408	10,327	10,408	0.03%
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland FL 32751 United States	(4)(11)	SOFR + 6.25%	10.60%		5/7/2021	5/7/2027			8,559	8,500	8,559	0.02%
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland FL 32751 United States	(4)(5)(7)(11)	SOFR + 6.25%	10.68%		5/7/2021	5/7/2026			334	313	334	0.00%
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland FL 32751 United States	(4)(5)(11)	SOFR + 6.25%	10.78%		4/14/2022	5/7/2027			250	248	250	0.00%
Amerivet Partners Management, Inc.	520 Madison Avenue, New York, NY 10022 United States	(4)(7)(11)	SOFR + 5.25%	9.75%		2/25/2022	2/25/2028			21,000	20,570	21,000	0.05%
Canadian Hospital Specialties Ltd.	2060 Winston Park Drive, Suite 400, Oakville, Ontario L6H 5R7 Canada	(4)(6)(11)	CA + 4.50%	7.82%		4/15/2021	4/14/2028		CAD	14,671	11,642	10,053	0.03%
Canadian Hospital Specialties Ltd.	2060 Winston Park Drive, Suite 400, Oakville, Ontario L6H 5R7 Canada	(4)(6)(7)(10)	CA + 4.50%	7.82%		4/15/2021	4/15/2027		CAD	3,330	2,526	2,260	0.01%
Caramel Bidco Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(6)(8)	S +6.00%	10.70%		2/11/2022	2/24/2029		GBP	60,000	78,816	65,161	0.17%
Caramel Bidco Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(5)(6)(8)	S +6.00%	10.70%		2/24/2022	2/24/2029		GBP	2,265	3,024	2,460	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
Caramel Bidco Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(6)(8)	E + 6.00%	8.69%	2/24/2022	2/24/2029		EUR	14,000	15,588	12,580	0.03%
Caramel Bidco Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(6)(8)	SOFR + 6.00%	10.57%	2/24/2022	2/24/2029			6,125	6,366	5,313	0.01%
CCBlue Bidco, Inc.	1148 Main St Saint Helena, CA, 94574-2013 United States	(4)(5)(10)	SOFR + 6.50%	10.93 PIK %	12/21/2021	12/21/2028			571,803	566,446	496,039	1.28%
Compsych Investments Corp	455 N. Cityfront Plaza Drive, 13th Floor, Chicago, Illinois 60611, United States	(4)(7)(10)	SOFR + 4.75%	9.38%	7/22/2024	7/22/2031			70,669	70,291	70,442	0.18%
CSC Mkg Topco, LLC	One World Trade Center, 285 Fulton St Floor 84, New York, NY 10006 United States	(4)(10)	SOFR + 5.75%	10.09%	2/1/2022	2/1/2029			160,415	158,543	160,415	0.41%
CSC Mkg Topco, LLC	One World Trade Center, 285 Fulton St Floor 84, New York, NY 10006 United States	(4)(10)	SOFR + 5.75%	10.40%	8/1/2022	2/1/2029			21,469	21,031	21,469	0.06%
DCA Investment Holdings, LLC	6240 Lake Osprey Drive, Sarasota, FL 34240 United States	(4)(10)	SOFR + 6.41%	10.73%	3/12/2021	4/3/2028			25,142	25,039	24,388	0.06%
DCA Investment Holdings, LLC	6240 Lake Osprey Drive, Sarasota, FL 34240 United States	(4)(5)(10)	SOFR + 6.50%	10.83%	12/28/2022	4/3/2028			9,895	9,712	9,599	0.02%
Epoch Acquisition, Inc.	4600 Lena Drive Mechanicsburg, PA 17055 United States	(4)(11)	SOFR + 6.00%	10.53%	1/7/2021	10/4/2026			28,510	28,510	28,510	0.07%
Examworks Bidco, Inc.	3280 Peachtree Road NE Suite 2625. Atlanta, GA 30305 United States	(9)	SOFR + 2.75%	7.11%	11/1/2021	11/1/2028			4,000	4,015	4,020	0.01%
Heartland Dental, LLC	1200 Network Centre Dr, Effingham, IL 62401, United States	(10)	SOFR + 4.50%	8.86%	5/30/2024	4/30/2028			9,925	9,967	9,958	0.03%
Imagine 360 LLC	444 W. Lake St., Suite 1800, Chicago, Illinois 60606, United States	(4)(5)(7)(10)	SOFR + 5.00%	9.35%	9/18/2024	9/30/2028			97,276	96,228	96,149	0.25%
Inception Fertility Ventures, LLC	4828 Loop Central Dr Suite 900, Houston, TX 77081 United States	(4)(7)(10)	SOFR + 5.50%	10.09%	4/29/2024	4/29/2030			269,546	269,293	266,351	0.69%
Jayhawk Buyer, LLC	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)(11)	SOFR + 5.00%	9.43%	5/26/2021	10/15/2026			223,779	222,202	213,150	0.55%
Kwol Acquisition, Inc.	600 Park Offices Drive, Suite 200, Research Triangle Park, Durham, NC 27709 United States	(4)(5)(7)(10)	SOFR + 4.75%	9.08%	12/8/2023	12/6/2029			6,554	6,400	6,535	0.02%
MB2 Dental Solutions, LLC	2403 Lacy Lane, Carrollton, TX 75006 United States	(4)(10)	SOFR + 5.50%	9.86%	2/13/2024	2/13/2031			37,554	37,223	37,554	0.10%
MB2 Dental Solutions, LLC	2403 Lacy Lane, Carrollton, TX 75006 United States	(4)(5)(7)(10)	SOFR + 5.50%	9.86%	2/13/2024	2/13/2031			2,730	2,665	2,708	0.01%
MB2 Dental Solutions, LLC	2403 Lacy Lane, Carrollton, TX 75006 United States	(4)(5)(10)	SOFR + 5.50%	10.02%	2/13/2024	2/13/2031			5,540	5,500	5,540	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
Navigator Acquiror, Inc.	311 South Wacker Drive, 64th Floor, Chicago, IL 60606, United States	(4)(7)(9)	SOFR + 5.50%	9.96%	7/16/2021	7/16/2027		508,271	506,343	439,654	1.13%
Onex TSG Intermediate Corp.	200 Corporate Boulevard, Lafayette LA 70508 United States	(6)(10)	SOFR + 4.75%	9.60%	2/26/2021	2/28/2028		22,556	22,467	22,771	0.06%
ONS MSO, LLC	5 High Ridge Park 2nd floor, Stamford, CT 06905 United States	(4)(5)(7)(11)	SOFR + 5.75%	10.34%	12/13/2023	7/8/2026		34,950	34,570	34,586	0.09%
ONS MSO, LLC	5 High Ridge Park 2nd floor, Stamford, CT 06905 United States	(4)(5)(7)(11)	P +5.25%	13.75%	12/13/2023	7/8/2026		3,750	3,688	3,750	0.01%
ONS MSO, LLC	5 High Ridge Park 2nd floor, Stamford, CT 06905 United States	(4)(5)(11)	SOFR + 5.75%	10.34%	4/26/2024	7/8/2026		9,975	9,906	9,950	0.03%
Plasma Buyer, LLC	300 North LaSalle Street, Suite 5600. Chicago, Illinois, 60654 United States	(4)(7)(10)	SOFR + 5.75%	10.35%	5/12/2022	5/12/2029		92,363	91,138	86,366	0.22%
Plasma Buyer, LLC	300 North LaSalle Street, Suite 5600. Chicago, Illinois, 60654 United States	(4)(5)(7)(10)	SOFR + 5.75%	10.08%	5/12/2022	5/12/2028		8,101	7,939	7,161	0.02%
PPV Intermediate Holdings, LLC	4927 NW Front Ave, Portland, OR 97210 United States	(4)(10)	SOFR + 5.75%	10.26%	8/31/2022	8/31/2029		126,292	124,684	126,292	0.33%
PPV Intermediate Holdings, LLC	4927 NW Front Ave, Portland, OR 97210 United States	(4)(5)(7)(10)	SOFR + 6.00%	10.52%	9/6/2023	8/31/2029		4,965	4,644	4,866	0.01%
PSKW Intermediate, LLC	The Crossings at Jefferson Park, 200 Jefferson Park, Whippany, NJ 07981 United States	(4)(11)	SOFR + 5.50%	9.90%	12/11/2024	3/9/2028		12,071	12,071	12,071	0.03%
Smile Doctors, LLC	295 SE Inner Loop Ste 102 Georgetown, TX, 78626-2141 United States	(4)(10)	SOFR + 5.90%	10.81%	6/9/2023	12/23/2028		518,108	511,996	507,746	1.31%
Smile Doctors, LLC	295 SE Inner Loop Ste 102 Georgetown, TX, 78626-2141 United States	(4)(5)(7)(10)	SOFR + 5.90%	10.81%	6/9/2023	12/23/2028		74,356	71,456	70,830	0.18%
Snoopy Bidco, Inc.	8039 Beach Blvd, Buena Park, CA United States	(4)(10)	SOFR + 6.00%	10.73%	6/1/2021	6/1/2028		707,413	701,686	680,885	1.75%
Southern Veterinary Partners LLC	2204 Lakeshore Dr #325 Birmingham, AL 352099 United States	(8)	SOFR + 3.25%	7.71%	12/4/2024	10/31/2031		10,210	10,261	10,295	0.03%
SpecialtyCare, Inc.	111 Radio Circle, Mount Kisco NY 10549 United States	(4)(11)	SOFR + 5.75%	10.60%	6/18/2021	6/18/2028		67,198	66,199	65,854	0.17%
SpecialtyCare, Inc.	111 Radio Circle, Mount Kisco NY 10549 United States	(4)(5)(11)	SOFR + 5.75%	10.66%	6/18/2021	6/18/2028		582	577	570	0.00%
SpecialtyCare, Inc.	111 Radio Circle, Mount Kisco NY 10549 United States	(4)(5)(7)(8)	SOFR + 4.00%	8.64%	6/18/2021	6/18/2026		3,442	3,390	3,442	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
Stepping Stones Healthcare Services, LLC	2586 Trailridge Dr E Suite 100, Lafayette, CO, 80026-3111, United States	(4)(10)	SOFR + 4.75%	9.08%	12/30/2021	1/2/2029			178,641	177,031	178,641	0.46%
Stepping Stones Healthcare Services, LLC	2586 Trailridge Dr E Suite 100, Lafayette, CO, 80026-3111, United States	(4)(5)(7)(10)	SOFR + 4.75%	9.08%	4/25/2024	1/2/2029			4,901	4,368	4,568	0.01%
Surgery Centers Holdings, Inc.	310, 7 Springs Way Suite 500 Brentwood TN 37027 United States	(6)(8)	SOFR + 2.75%	7.09%	6/20/2024	12/19/2030			5,644	5,644	5,695	0.01%
The Fertility Partners, Inc.	21 St. Clair East, Suite 900, Toronto, ON M4T 1L9 Canada	(4)(6)(7)(10)	CA + 5.75%	9.34%	3/16/2022	3/16/2028		CAD	138,421	107,148	90,236	0.23%
The Fertility Partners, Inc.	21 St. Clair East, Suite 900, Toronto, ON M4T 1L9 Canada	(4)(6)(10)	SOFR + 5.75%	10.22%	3/16/2022	3/16/2028			45,554	44,989	42,821	0.11%
The GI Alliance Management, LLC	8267 Elmbrook Drive, Ste. 200 Dallas, TX 75247 United States	(4)(11)	SOFR + 5.50%	10.18%	9/15/2022	9/15/2028			255,871	251,126	258,429	0.67%
The GI Alliance Management, LLC	8267 Elmbrook Drive, Ste. 200 Dallas, TX 75247 United States	(4)(11)	SOFR + 5.50%	10.16%	1/22/2024	9/15/2028			28,372	28,133	28,655	0.07%
The GI Alliance Management, LLC	8267 Elmbrook Drive, Ste. 200 Dallas, TX 75247 United States	(4)(11)	SOFR + 5.50%	10.16%	9/15/2022	9/15/2028			55,133	54,112	55,684	0.14%
The GI Alliance Management, LLC	8267 Elmbrook Drive, Ste. 200 Dallas, TX 75247 United States	(4)(5)(7)(11)	SOFR + 5.50%	10.21%	3/7/2024	9/15/2028			26,833	25,645	26,187	0.07%
UMP Holdings, LLC	5669 Peachtree Dunwoody Rd Suite 350, Atlanta, GA 30342 United States	(4)(10)	SOFR + 5.75%	10.40%	7/15/2022	7/15/2028			9,499	9,388	9,452	0.02%
UMP Holdings, LLC	5669 Peachtree Dunwoody Rd Suite 350, Atlanta, GA 30342 United States	(4)(5)(10)	SOFR + 5.75%	10.33%	7/15/2022	7/15/2028			13,032	12,972	12,967	0.03%
Unified Women’s Healthcare LP	1501 Yamato Road Suite 200 W, Boca Raton, FL 33431, United States	(4)(9)	SOFR + 5.25%	9.58%	6/16/2022	6/18/2029			878,430	878,430	878,430	2.26%
Unified Women’s Healthcare LP	1501 Yamato Road Suite 200 W, Boca Raton, FL 33431, United States	(4)(5)(7)(9)	SOFR + 5.25%	9.58%	3/22/2024	6/18/2029			4,349	4,305	4,315	0.01%
US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(10)	SOFR + 5.25%	9.86%	11/18/2021	11/20/2028			153,992	152,825	153,992	0.40%
US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(10)	SOFR + 5.25%	9.96%	11/18/2021	11/20/2028			64,821	64,378	64,821	0.17%
US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(5)(7)(10)	SOFR + 6.00%	10.80%	8/16/2023	11/20/2028			6,191	5,704	5,945	0.02%
US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(5)(10)	SOFR + 6.50%	11.19%	12/5/2022	11/20/2028			107	107	107	0.00%
Veonet GmbH	Balanstraße 73, Haus 8, 81541 Munchen, Germany	(6)(8)	S +5.50%	10.20%	4/18/2024	3/14/2029		GBP	253,448	321,865	317,492	0.82%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
WHCG Purchaser III Inc	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(5)(7)(10)	SOFR + 6.50%	10.83 (incl. 5.41 PIK	% % )	8/2/2024	6/30/2029		45,940	45,940	45,940	0.12%
WHCG Purchaser III Inc	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(5)(10)(17)	10.00%	10.00 PIK	%	8/2/2024	6/30/2030		37,229	14,654	14,222	0.04%

										6,419,802	6,193,986	15.96%
Health Care Technology
athenahealth, Inc.	Arsenal Street, Watertown, MA 02472 United States	(9)	SOFR + 3.25%	7.61%		2/15/2022	2/15/2029		36,189	35,953	36,350	0.09%
Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)(10)	SOFR + 5.00%	9.33%		5/25/2022	5/25/2029		383,645	378,829	383,645	0.99%
Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)(10)	SOFR + 5.00%	9.33%		5/25/2022	5/25/2029		58,690	57,951	58,690	0.15%
Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(5)(6)(7)(12)	SOFR + 5.00%	9.34%		5/25/2022	5/25/2029		5,082	4,441	5,082	0.01%
Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(5)(6)(10)	SOFR + 5.00%	9.46%		10/28/2022	5/25/2029		36,115	35,861	36,115	0.09%
Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)(10)	SOFR + 5.00%	9.33%		10/28/2022	5/25/2029		246,803	245,667	246,803	0.64%
Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)(8)	SOFR + 5.00%	9.33%		3/27/2024	5/25/2029		69,821	69,821	69,821	0.18%
Color Intermediate, LLC	3055 Lebanon Pike Suite 1000 Nashville, TN 37214 United States	(4)(10)	SOFR + 4.75%	9.18%		7/2/2024	10/1/2029		365,158	358,992	365,158	0.94%
Continental Buyer Inc	1 Eden Parkway, La Grange, KY 40031 United States	(4)(5)(7)(10)	SOFR + 5.25%	9.50%		4/2/2024	4/2/2031		29,048	28,525	28,962	0.07%
Cotiviti, Inc.	10701 S. River Front Pkwy, Unit 200, South Jordan, UT 84095 United States	(8)	SOFR + 2.75%	7.30%		5/1/2024	5/1/2031		43,265	43,069	43,562	0.11%
CT Technologies Intermediate Holdings, Inc.	2222 W. Dunlap Avenue, Suite 250, Phoenix, AZ 85021, United States	(4)(7)(10)	SOFR + 5.00%	9.57%		8/30/2024	8/30/2031		160,631	158,968	160,489	0.41%
Edifecs, Inc.	756 114th Ave SE, Bellevue, WA 98004 United States	(4)(10)	SOFR + 5.00%	9.33%		9/10/2021	11/20/2028		155,449	154,580	155,449	0.40%
Edifecs, Inc.	756 114th Ave SE, Bellevue, WA 98004 United States	(4)(10)	SOFR + 5.00%	9.33%		11/20/2023	11/20/2028		204,293	201,555	204,293	0.53%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Health Care Technology (continued)
Edifecs, Inc.	756 114th Ave SE, Bellevue, WA 98004 United States	(4)(11)	SOFR + 5.00%	9.33%		1/7/2021	11/20/2028		96,160	96,228	96,160	0.25%
GI Ranger Intermediate, LLC	188 The Embarcadero Suite 700 San Francisco, CA 94105 United States	(4)(7)(10)	SOFR + 6.00%	10.48%		10/29/2021	10/29/2028		104,077	102,991	103,509	0.27%
Healthcomp Holding Company, LLC	621 Santa Fe Ave. Fresno, CA 93721 United States	(4)(10)	SOFR + 6.25%	10.77 (incl. 3.00 PIK	% % )	11/8/2023	11/8/2029		184,558	183,111	184,558	0.47%
Imprivata, Inc.	150 North Riverside Plaza, Suite 2800, Chicago, IL, 60606, United States	(9)	SOFR + 3.50%	8.09%		4/4/2024	12/1/2027		2,003	2,003	2,019	0.01%
Kona Buyer, LLC	201 West Saint John Street, Spartanburg, SC, 29306, United States	(4)(10)	SOFR + 4.50%	9.13%		7/23/2024	7/23/2031		215,636	213,616	214,558	0.55%
Kona Buyer, LLC	201 West Saint John Street, Spartanburg, SC, 29306, United States	(4)(5)(7)(10)	SOFR + 4.50%	9.13%		7/23/2024	7/23/2031		12,653	11,999	12,146	0.03%
Magic Bidco Inc	5th Floor 25 Farringdon Street London EC4A 4AB, United Kingdom	(4)(5)(7)(10)	SOFR + 5.75%	10.08%		7/1/2024	7/1/2030		7,745	7,371	7,394	0.02%
Magic Bidco Inc	5th Floor 25 Farringdon Street London EC4A 4AB, United Kingdom	(4)(10)	SOFR + 5.75%	10.08%		7/1/2024	7/1/2030		45,005	43,975	44,330	0.11%
Neptune Holdings, Inc.	4221 W Boy Scout Blvd, Suite 350, Tampa, FL 33607 United States	(4)(7)(10)	SOFR + 4.75%	9.08%		12/12/2024	8/31/2030		14,850	14,512	14,800	0.04%
Netsmart Technologies Inc	11100 Nall Avenue, Overland Park KS 66211 United States	(4)(7)(10)	SOFR + 5.20%	9.56 (incl. 2.70 PIK	% % )	8/23/2024	8/23/2031		186,096	183,972	184,902	0.48%
NMC Crimson Holdings, Inc.	1050 Winter Street, Suite 2700 Waltham, MA 02451 United States	(4)(10)	SOFR + 6.09%	10.85%		3/1/2021	3/1/2028		71,173	70,209	71,173	0.18%
NMC Crimson Holdings, Inc.	1050 Winter Street, Suite 2700 Waltham, MA 02451 United States	(4)(10)	SOFR + 6.09%	10.75%		3/1/2021	3/1/2028		14,758	14,643	14,758	0.04%
Project Ruby Ultimate Parent Corp	11711 West 79th Street Lenexa, Kansas 62214 United States	(8)	SOFR + 3.00%	7.47%		11/20/2024	3/10/2028		9,111	9,111	9,165	0.02%
Rocky MRA Acquisition Corp	541 Buttermilk Pike, Suite 401, Crescent Springs, KY 41017 United States	(4)(9)	SOFR + 5.75%	10.37%		4/1/2022	4/1/2028		163,472	161,872	163,472	0.42%
Vizient, Inc.	290 E. John Carpenter Freeway, Irving, TX 75062, United States	(9)	SOFR + 2.00%	6.36%		8/1/2024	8/1/2031		4,874	4,908	4,918	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Health Care Technology (continued)
Waystar Technologies, Inc.	2055 Sugarloaf Circle Suite 600 Duluth GA 30097 United States	(8)	SOFR + 2.25%	6.59%	12/30/2024	10/22/2029		6,513	6,513	6,551	0.02%

									2,901,246	2,928,832	7.53%
Hotels, Restaurants & Leisure
Alterra Mountain Co	3501 Wazee Street, Suite 400, Denver, CO 80216 United States	(8)	SOFR + 2.75%	7.11%	11/7/2024	8/17/2028		9,131	9,131	9,203	0.02%
Bally’s Corp	100 Westminster St, Providence, RI 02903 United States	(6)(9)	SOFR + 3.25%	8.14%	10/1/2021	10/2/2028		9,528	9,500	9,035	0.02%
Caesars Entertainment, Inc.	3570 Las Vegas Blvd S, Las Vegas, NV 89109 United States	(6)(9)	SOFR + 2.25%	6.61%	2/6/2023	2/6/2030		2,492	2,509	2,498	0.01%
Carnival Finance, LLC	3655 NW 87th Avenue, Miami, Florida 33178 United States	(6)(10)	SOFR + 2.75%	7.11%	4/25/2024	10/18/2028		1,000	1,011	1,008	0.00%
Century Casinos, Inc.	455 East Pikes Peak Avenue Suite 210, Colorado Springs, CO,80903 ,United States	(6)(10)	SOFR + 6.00%	10.62%	4/1/2022	4/2/2029		31,127	30,745	30,679	0.08%
Fertitta Entertainment, LLC	1510 W. Loop South, Houston, Texas 77027 United States	(9)	SOFR + 3.50%	7.86%	1/27/2022	1/27/2029		13,323	13,319	13,389	0.03%
IRB Holding Corp.	Three Glenlake Parkway Northeast Atlanta GA 30328 United States	(10)	SOFR + 2.50%	6.86%	12/11/2024	12/15/2027		21,480	21,480	21,528	0.06%
Mic Glen, LLC	88 S State St, Hackensack, NJ 07601 United States	(9)	SOFR + 3.50%	7.97%	7/21/2021	7/21/2028		12,725	12,715	12,817	0.03%
New Red Finance, Inc.	5707 Blue Lagoon Dr, Miami, FL 33126 United States	(6)(8)	SOFR + 1.75%	6.11%	6/16/2024	9/12/2030		6,451	6,437	6,428	0.02%
Scientific Games Holdings LP	1500 Bluegrass Lakes Parkway, Alpharetta, GA 30004 United States	(9)	SOFR + 3.00%	7.59%	6/11/2024	4/4/2029		19,729	19,763	19,800	0.05%
Tacala Investment Corp.	3750 Corporate Woods Drive, Vestavia Hills, AL 35242 United States	(10)	SOFR + 3.50%	7.86%	9/26/2024	1/31/2031		2,978	2,987	3,005	0.01%
Whatabrands, LLC	300 Concord Plz, San Antonio, Texas, 78216 United States	(9)	SOFR + 2.50%	6.86%	12/11/2024	8/3/2028		11,352	11,352	11,393	0.03%

									140,949	140,783	0.36%
Household Durables
AI Aqua Merger Sub, Inc.	9399 West Higgins Road, Rosemont, IL 60018 United States	(9)	SOFR + 3.50%	8.05%	12/5/2024	7/31/2028		32,391	32,369	32,459	0.08%
Madison Safety & Flow LLC	444 West Lake, STE 4400 Chicago, Illinois 60606 United States	(8)	SOFR + 3.25%	7.61%	9/26/2024	9/26/2031		6,983	7,029	7,043	0.02%

									39,398	39,502	0.10%
Industrial Conglomerates
Bettcher Industries, Inc.	6801 State Route 60 Birmingham,OH,44889 United States	(9)	SOFR + 4.00%	8.33%	12/14/2021	12/14/2028		6,936	6,897	6,930	0.02%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Industrial Conglomerates (continued)
CEP V Investment 11 S.à r.l.	2 Avenue Charles De Gaulle Luxembourg	(4)(6)(7)(10)	SA + 6.45%	7.73%	5/6/2022	2/11/2028		CHF	47,449	47,966	51,847	0.13%
CEP V Investment 11 S.à r.l.	2 Avenue Charles De Gaulle Luxembourg	(4)(6)(10)	E + 6.45%	9.84%	3/31/2023	2/23/2028		EUR	66,051	63,741	68,419	0.18%
Engineered Machinery Holdings, Inc.	450 Lexington Avenue New York,NY,10017 United States	(10)	SOFR + 3.75%	8.34%	8/12/2021	5/19/2028			11,754	11,726	11,860	0.03%
Excelitas Technologies Corp.	200 West Street, Waltham MA 02451 United States	(4)(8)	E + 5.25%	8.11%	8/12/2022	8/13/2029		EUR	24,817	25,145	25,450	0.07%
Excelitas Technologies Corp.	200 West Street, Waltham MA 02451 United States	(4)(7)(10)	SOFR + 5.25%	9.58%	8/12/2022	8/13/2029			33,241	32,597	32,712	0.08%

										188,072	197,218	0.51%
Insurance
Alera Group, Inc.	3 Parkway North, Suite 500, Deerfield, IL 60015, United States	(4)(10)	SOFR + 5.25%	9.61%	9/30/2021	10/2/2028			54,870	54,569	54,870	0.14%
Alera Group, Inc.	3 Parkway North, Suite 500, Deerfield, IL 60015, United States	(4)(5)(7)(11)	SOFR + 5.75%	10.09%	11/17/2023	10/2/2028			21,071	20,905	21,071	0.05%
Alliant Holdings Intermediate LLC	1301 Dove Street, Suite 200, Newport Beach, CA 92660 United States	(8)	SOFR + 2.75%	7.11%	9/12/2024	9/19/2031			3,653	3,653	3,667	0.01%
Amerilife Holdings, LLC	2650 McCormick Dr, Clearwater, FL 33759 United States	(4)(10)	SOFR + 5.00%	9.58%	6/17/2024	8/31/2029			463,738	457,327	463,738	1.19%
Amerilife Holdings, LLC	2650 McCormick Dr, Clearwater, FL 33759 United States	(4)(5)(7)(13)	SOFR + 5.00%	9.70%	6/17/2024	8/31/2029			55,951	54,972	55,653	0.14%
AmWINS Group Inc	4725 Piedmont Row Drive, Suite 600, Charlotte, NC 28210 United States	(10)	SOFR + 2.25%	6.72%	2/19/2021	2/19/2028			6,433	6,423	6,460	0.02%
AssuredPartners, Inc.	200 Colonial Center Parkway Suite 140 Lake Mary FL 32746 United States	(9)	SOFR + 3.50%	7.86%	2/16/2024	2/14/2031			25,481	25,452	25,564	0.07%
Baldwin Insurance Group Holdings, LLC	4010 W. Boy Scout Blvd., Suite 200, Tampa, Florida 33607 United States	(6)(8)	SOFR + 3.25%	7.61%	12/11/2024	5/26/2031			11,929	11,929	12,026	0.03%
BroadStreet Partners, Inc.	580 North Fourth Street, Suite 560, Columbus, Ohio 43215 United States	(8)	SOFR + 3.00%	7.36%	6/14/2024	6/14/2031			13,930	13,970	13,994	0.04%
CFC Underwriting, Ltd.	85 Gracechurch Street, London, United Kingdom, EC3V 0AA	(4)(6)(7)(9)	SOFR + 4.95%	9.53%	1/25/2022	5/16/2029			138,161	135,809	137,906	0.35%
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117, United States	(4)(10)	SOFR + 5.25%	9.58%	10/29/2021	10/29/2030			27,918	27,638	27,918	0.07%
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117, United States	(4)(5)(10)	SOFR + 5.25%	9.58%	11/17/2023	10/29/2030			26,954	26,525	26,954	0.07%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Insurance (continued)
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117, United States	(4)(10)	SOFR + 5.25%	9.58%	4/14/2022	10/29/2030			38,693	38,343	38,693	0.10%
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117, United States	(4)(5)(7)(10)	SOFR + 5.25%	9.58%	5/21/2024	10/29/2030			9,166	8,897	8,878	0.02%
Galway Borrower, LLC	1 California Street, Suite 400, San Francisco, CA 94111 United States	(4)(10)	SOFR + 4.50%	8.83%	9/30/2021	9/29/2028			241,757	239,767	241,757	0.62%
Galway Borrower, LLC	1 California Street, Suite 400, San Francisco, CA 94111 United States	(4)(5)(7)(10)	SOFR + 4.50%	8.82%	9/30/2021	9/29/2028			1,738	1,514	1,728	0.00%
Galway Borrower, LLC	1 California Street, Suite 400, San Francisco, CA 94111 United States	(4)(5)(10)	SOFR + 4.50%	8.82%	4/28/2023	9/29/2028			271	271	271	0.00%
Gimlet Bidco GmbH	Fischertwiete 1, Chilehaus B, 20095 Hamburg, Germany	(4)(6)(8)	E + 5.75%	8.80%	4/15/2024	4/23/2031		EUR	110,003	114,541	112,238	0.29%
Gimlet Bidco GmbH	Fischertwiete 1, Chilehaus B, 20095 Hamburg, Germany	(4)(6)(7)(8)	E + 5.75%	8.72%	4/15/2024	4/23/2031		EUR	17,827	17,370	17,770	0.05%
Higginbotham Insurance Agency, Inc.	500 W 13th St, Fort Worth, Texas 76102, United States	(4)(6)(11)	SOFR + 4.50%	8.86%	7/3/2024	11/25/2028			90,193	90,114	90,193	0.23%
High Street Buyer, Inc.	600 Unicorn Park Drive, Suite 208, Woburn, MA 01801 United States	(4)(10)	SOFR + 5.25%	9.58%	4/16/2021	4/14/2028			96,256	95,397	96,256	0.25%
High Street Buyer, Inc.	600 Unicorn Park Drive, Suite 208, Woburn, MA 01801 United States	(4)(5)(7)(10)	SOFR + 5.25%	9.85%	2/4/2022	4/14/2028			79,872	78,625	79,789	0.21%
Hyperion Refinance S.à r.l.	One Creechurch Lane, London, EC3A 5AF, United Kingdom	(6)(9)	SOFR + 3.00%	7.36%	11/22/2024	2/15/2031			7,467	7,473	7,528	0.02%
Integrity Marketing Acquisition LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(7)(10)	SOFR + 5.00%	9.51%	8/27/2024	8/25/2028			256,212	254,354	256,175	0.66%
OneDigital Borrower, LLC	200 Galleria Pkwy SE, Suite 1950, Atlanta, GA 30339 United States	(9)	SOFR + 3.25%	7.61%	7/2/2024	6/13/2031			9,950	9,938	9,988	0.03%
Paisley Bidco Ltd	1 Minster Court, Mincing Lane, London, EC3R 7AA	(4)(5)(6)(7)(8)	S + 4.75%	9.52%	4/17/2024	4/18/2031		GBP	12,094	14,943	14,962	0.04%
Paisley Bidco Ltd	1 Minster Court, Mincing Lane, London, EC3R 7AA	(4)(5)(6)(8)	E + 4.75%	7.81%	4/17/2024	4/18/2031		EUR	7,947	8,439	8,150	0.02%
Paisley Bidco Ltd	1 Minster Court, Mincing Lane, London, EC3R 7AA	(4)(5)(6)(8)	E + 4.75%	7.97%	4/17/2024	4/18/2031		EUR	7,010	7,220	7,188	0.02%
Patriot Growth Insurance Services, LLC.	5704 Binbranch Ln McKinney, TX, 75071-8475 United States	(4)(10)	SOFR + 5.00%	9.48%	10/14/2021	10/16/2028			23,972	23,788	23,972	0.06%
Patriot Growth Insurance Services, LLC.	5704 Binbranch Ln McKinney, TX, 75071-8475 United States	(4)(5)(7)(10)	SOFR + 5.00%	9.33%	11/17/2023	10/16/2028			18,744	18,536	18,443	0.05%
Patriot Growth Insurance Services, LLC.	5704 Binbranch Ln McKinney, TX, 75071-8475 United States	(5)(7)(10)	SOFR + 5.00%	9.49%	10/14/2021	10/16/2028			3,567	3,486	3,425	0.01%
Riser Merger Sub, Inc.	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(5)(10)	S + 6.00%	10.70%	10/31/2023	10/31/2029		GBP	9,198	11,018	11,515	0.03%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Insurance (continued)
Riser Merger Sub, Inc.	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(7)(10)	SOFR + 6.00%	10.33%		10/31/2023	10/31/2029			90,885	88,852	90,507	0.23%
Riser Topco II LLC	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(5)(10)	S + 5.00%	9.70%		8/16/2024	10/31/2029		GBP	16,440	20,717	20,530	0.05%
Riser Topco II LLC	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(5)(7)(10)	SOFR + 5.00%	9.46%		6/4/2024	10/31/2029			63,361	62,837	63,127	0.16%
RSC Acquisition, Inc.	160 Federal Street, Boston, MA 02110 United States	(4)(10)	SOFR + 4.75%	9.15%		11/12/2021	11/1/2029			59,792	59,777	59,866	0.15%
RSC Acquisition, Inc.	160 Federal Street, Boston, MA 02110 United States	(4)(5)(7)(10)	SOFR + 4.75%	9.32%		1/7/2021	11/1/2029			185,853	184,444	185,802	0.48%
SelectQuote Inc.	6800 West 115th Street Suite 2511 Overland Park KS 66211 United States	(4)(6)(20)	SOFR + 9.50%	13.96 (incl. 3.00 PIK	% % )	10/15/2024	9/30/2027			227,514	227,477	201,142	0.52%
SG Acquisition, Inc.	2635 Century Parkway Northeast Suite 900 Atlanta GA 30345 United States	(4)(7)(10)	SOFR + 4.75%	9.36%		4/3/2024	4/3/2030			216,037	214,226	216,037	0.56%
Shelf Bidco Ltd	2 Church Street, Hamilton HM 11, Bermuda	(4)(6)(10)(18)	SOFR + 5.18%	9.83%		10/17/2024	10/17/2031			943,075	938,496	938,360	2.41%
Simplicity Financial Marketing Group Holdings Inc	86 Summit Ave, Suite 303, Summit, NJ 07901 United States	(4)(6)(7)(10)	SOFR + 5.00%	9.28%		12/31/2024	12/31/2031			45,311	44,737	44,737	0.12%
Sparta UK Bidco Ltd	One America Square, 17 Crosswall, London, EC3N 2LB, United Kingdom	(4)(5)(6)(7)(8)	S + 6.00%	10.70%		9/4/2024	9/25/2031		GBP	36,060	47,359	45,143	0.12%
SQ ABS Issuer LLC	6800 West 115th Street Suite 2511 Overland Park KS 66211 United States	(4)(6)(8)	7.80%	7.80%		10/11/2024	10/20/2039			22,278	22,128	22,132	0.06%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(8)	E + 5.25%	8.93 (incl. 2.00 PIK	% % )	7/1/2024	7/1/2031		EUR	4,515	5,662	4,630	0.01%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	S + 5.25%	10.06 (incl. 2.00 PIK	% % )	7/1/2024	7/1/2031		GBP	149,270	200,231	185,002	0.48%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(7)(8)	S + 5.25%	10.06 (incl. 2.00 PIK	% % )	7/1/2024	7/1/2031		GBP	13,550	17,204	16,191	0.04%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Insurance (continued)
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	SOFR + 5.25%	10.51 (incl. 2.00 PIK	% % )	7/1/2024	7/1/2031			585,611	570,355	579,755	1.49%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(8)	SOFR + 5.25%	10.51 (incl. 2.00 PIK	% % )	7/1/2024	7/1/2031			29,857	29,565	29,558	0.08%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(8)	E + 5.25%	8.93 (incl. 2.00 PIK	% % )	7/1/2024	7/1/2031		EUR	8,785	9,198	9,009	0.02%
THG Acquisition LLC	6802 Paragon Place, Suite 200, Richmond, Virginia 23230 United States	(4)(5)(10)	SOFR + 4.75%	9.11%		10/31/2024	10/31/2031			66,980	66,327	66,310	0.17%
THG Acquisition LLC	6802 Paragon Place, Suite 200, Richmond, Virginia 23230 United States	(4)(5)(7)(10)	SOFR + 4.75%	9.11%		10/31/2024	10/31/2031			555	409	405	0.00%
TIH Insurance Holdings, LLC.	214 N Tryon Street, Charlotte, NC 28202 United States	(7)(8)	SOFR + 2.75%	7.08%		12/6/2024	5/6/2031			17,652	17,263	17,659	0.05%
USI, Inc.	100 Summit Lake Drive, Suite 400, Valhalla, NY 10595 United States	(8)	SOFR + 2.25%	6.58%		12/23/2024	11/22/2029			8,824	8,824	8,820	0.02%
USI, Inc.	100 Summit Lake Drive, Suite 400, Valhalla, NY 10595 United States	(8)	SOFR + 2.25%	6.58%		12/23/2024	9/29/2030			1,975	1,975	1,975	0.01%
World Insurance Associates, LLC	100 Wood Ave South, 4th Floor, Iselin, NJ 08830 United States	(4)(11)	SOFR + 6.00%	10.33%		10/20/2023	4/3/2028			42,900	42,274	42,900	0.11%
World Insurance Associates, LLC	100 Wood Ave South, 4th Floor, Iselin, NJ 08830 United States	(4)(5)(7)(11)	SOFR + 5.75%	10.08%		10/20/2023	4/3/2028			36,682	35,976	36,516	0.09%

											4,799,519	4,784,853	12.32%
Interactive Media & Services
North Haven Ushc Acquisition Inc	1301 Virginia Drive , Suite 300, Fort Washington, PA 19038, United States	(4)(5)(11)	SOFR + 5.00%	9.43%		8/28/2024	10/30/2027			12,501	12,334	12,376	0.03%
North Haven Ushc Acquisition Inc	1301 Virginia Drive , Suite 300, Fort Washington, PA 19038, United States	(4)(5)(11)	SOFR + 5.00%	9.63%		8/28/2024	10/30/2027			7,318	7,220	7,245	0.02%
North Haven Ushc Acquisition Inc	1301 Virginia Drive , Suite 300, Fort Washington, PA 19038, United States	(4)(5)(11)	SOFR + 5.00%	9.78%		8/28/2024	10/30/2027			3,114	3,072	3,082	0.01%
North Haven Ushc Acquisition Inc	1301 Virginia Drive , Suite 300, Fort Washington, PA 19038, United States	(4)(5)(7)(11)	SOFR + 5.00%	9.61%		8/28/2024	10/30/2027			4,498	4,265	4,260	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Interactive Media & Services (continued)
North Haven Ushc Acquisition Inc	1301 Virginia Drive , Suite 300, Fort Washington, PA 19038, United States	(4)(5)(11)	SOFR + 5.00%	9.43%	8/28/2024	10/30/2027			3,622	3,574	3,586	0.01%
North Haven Ushc Acquisition Inc	1301 Virginia Drive , Suite 300, Fort Washington, PA 19038, United States	(4)(11)	SOFR + 5.00%	9.63%	8/28/2024	10/30/2027			22,298	22,000	22,075	0.06%
North Haven Ushc Acquisition Inc	1301 Virginia Drive , Suite 300, Fort Washington, PA 19038, United States	(4)(5)(7)(11)	SOFR + 5.00%	9.72%	8/28/2024	10/30/2027			8,292	8,063	8,121	0.02%
Project Boost Purchaser, LLC	11660 Alpharetta Highway Suite 210 Roswell, GA 30076 United States	(8)	SOFR + 3.50%	8.15%	7/16/2024	7/16/2031			7,612	7,602	7,676	0.02%
Speedster Bidco GmbH	Bothestraße 11-15, 81675 München, Germany	(6)(9)	SOFR + 3.50%	8.15%	10/17/2024	12/10/2031			20,321	20,270	20,401	0.05%
Speedster Bidco GmbH	Bothestraße 11-15, 81675 München, Germany	(4)(6)(7)(8)	E + 2.50%	5.66%	10/17/2024	12/10/2031		EUR	33,908	36,158	35,252	0.09%

										124,558	124,074	0.32%
Internet & Direct Marketing Retail
Hoya Midco, LLC	11 North Canal Street Suite 800 60606 Chicago IL United States	(6)(9)	SOFR + 3.00%	7.59%	2/3/2022	2/3/2029			9,472	9,442	9,579	0.02%
Identity Digital, Inc.	10500 NE 8th Street, Ste. 750 Bellevue, WA 98004 United States	(4)(11)	SOFR + 5.25%	9.74%	1/7/2021	12/29/2027			501,124	500,185	501,124	1.29%
Prodege International Holdings, LLC	100 North Pacific Coast Highway, 8th Floor El Segundo,CA,90245 United States	(4)(10)	SOFR + 5.75%	10.10%	12/15/2021	12/15/2027			550,366	545,688	535,231	1.38%

										1,055,315	1,045,934	2.69%
IT Services
Ahead DB Holdings, LLC	401 N Michigan Ave., Suite 3400, Chicago IL 60611 United States	(10)	SOFR + 3.50%	7.83%	8/2/2024	2/1/2031			2,518	2,515	2,538	0.01%
AI Altius Luxembourg S.à r.l.	Suite 1, 3rd Floor, 11—12 St James’s Square, London, SW1Y 4LB United Kingdom	(4)(5)(8)	9.75%	9.75 PIK %	12/21/2021	12/21/2029			28,353	27,994	28,211	0.07%
AI Altius US Bidco, Inc.	9350 South Dixie Highway, Suite 950. Miami, FL 33156 United States	(4)(7)(10)	SOFR + 4.75%	9.03%	5/21/2024	12/21/2028			245,269	242,868	245,269	0.63%
Allium Buyer, LLC	321 Inverness Drive South, Englewood, CO 80112 United States	(4)(7)(11)	SOFR + 5.00%	9.59%	5/2/2023	5/2/2030			1,580	1,539	1,573	0.00%
Dcert Buyer, Inc.	2801 N Thanksgiving Way #500, Lehi 84043 United States	(8)	SOFR + 4.00%	8.36%	1/7/2021	10/16/2026			19,304	19,315	18,594	0.05%
Fern Bidco Ltd	Focus House, Shoreham-by-Sea BN43 6PA, United Kingdom	(4)(5)(6)(8)	S + 5.25%	9.96%	7/1/2024	7/3/2031		GBP	40,356	50,079	49,890	0.13%
Fern Bidco Ltd	Focus House, Shoreham-by-Sea BN43 6PA, United Kingdom	(4)(5)(6)(7)(8)	S + 5.25%	9.96%	7/1/2024	7/3/2031		GBP	4,414	5,438	5,224	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
IT Services (continued)
Infostretch Corporation	28411 Northwestern Highway, Suite 640, Southfield, MI, 48034, United States	(4)(10)	SOFR + 5.75%	10.23%		4/1/2022	4/1/2028			178,425	176,494	165,935	0.43%
Inovalon Holdings, Inc.	4321 Collington Rd, Bowie, MD 20716, United States	(4)(10)	SOFR + 5.75%	10.63%		11/24/2021	11/24/2028			1,010,558	997,606	1,010,558	2.60%
Inovalon Holdings, Inc.	4321 Collington Rd, Bowie, MD 20716, United States	(4)(10)	SOFR + 5.75%	10.67%		11/24/2021	11/24/2028			77,157	76,061	77,157	0.20%
KEN Bidco Ltd	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(5)(6)(10)	S + 6.00%	10.82 (incl. 2.5 PIK	% % )	5/3/2024	8/3/2028		GBP	14,008	17,141	17,318	0.04%
Monterey Financing, S.à r.l.	41 Boulevard Du Prince Henri, L-1724, Luxembourg	(4)(6)(8)	CI + 6.00%	8.70%		9/28/2022	9/28/2029		DKK	560,750	72,642	77,891	0.20%
Monterey Financing, S.à r.l.	41 Boulevard Du Prince Henri, L-1724, Luxembourg	(4)(6)(9)	N + 6.00%	10.70%		9/28/2022	9/28/2029		NOK	599,094	54,853	52,629	0.14%
Monterey Financing, S.à r.l.	41 Boulevard Du Prince Henri, L-1724, Luxembourg	(4)(6)(8)	ST + 6.00%	8.55%		9/28/2022	9/28/2029		SEK	243,186	21,364	21,980	0.06%
Monterey Financing, S.à r.l.	41 Boulevard Du Prince Henri, L-1724, Luxembourg	(4)(6)(8)	E + 6.00%	8.72%		9/28/2022	9/28/2029		EUR	110,819	106,566	114,792	0.30%
Newfold Digital Holdings Group Inc	12808 Gran Bay Parkway West, Jacksonville, FL 32258 United States	(11)	SOFR + 3.50%	8.14%		2/10/2021	2/10/2028			44,153	43,975	37,861	0.10%
Park Place Technologies, LLC	5910 Landerbrook Drive, Mayfield Heights, OH 44124 United States	(4)(10)	SOFR + 5.25%	9.61%		3/25/2024	3/25/2031			545,433	541,133	544,070	1.40%
Park Place Technologies, LLC	5910 Landerbrook Drive, Mayfield Heights, OH 44124 United States	(4)(5)(7)(10)	SOFR + 5.25%	9.59%		3/25/2024	3/25/2030			18,403	17,463	17,814	0.05%
Razor Holdco, LLC	26 Meadow VW, Victoria, TX, 77904-1676, United States	(4)(10)	SOFR + 5.75%	10.44%		10/25/2021	10/25/2027			185,464	183,723	185,464	0.48%
Red River Technology, LLC	875 3rd Avenue, New York NY 10022 United States	(4)(11)	SOFR + 6.00%	10.74%		5/26/2021	5/26/2027			146,286	145,264	139,703	0.36%
Redwood Services Group, LLC	949 Shady Grove Road, Suite 403, Memphis, TN, 38120, United States	(4)(10)	SOFR + 6.25%	10.68%		6/15/2022	6/15/2029			62,103	61,153	62,103	0.16%
Redwood Services Group, LLC	949 Shady Grove Road, Suite 403, Memphis, TN, 38120, United States	(4)(5)(7)(10)	SOFR + 5.75%	10.18%		2/5/2024	6/15/2029			5,447	5,357	5,394	0.01%
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(6)(8)	E + 6.00%	9.72 (incl. 2.50 PIK	% % )	10/14/2021	9/28/2028		EUR	17,168	19,509	17,561	0.05%
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(6)(8)	E + 6.00%	9.33 (incl. 2.50 PIK	% % )	10/14/2021	8/3/2028		EUR	6,541	7,499	6,691	0.02%
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(6)(8)	SOFR + 6.00%	10.93 (incl. 2.50 PIK	% % )	10/14/2021	10/16/2028			6,627	6,941	6,544	0.02%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
IT Services (continued)
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(6)(8)	SOFR + 6.00%	10.75 (incl. 2.50 PIK	% % )	10/14/2021	9/28/2028			13,315	13,111	13,149	0.03%
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(5)(6)(7)(10)	S + 6.00%	10.82 (incl. 2.50 PIK	% % )	5/3/2024	8/3/2028		GBP	23,550	28,815	29,113	0.07%
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(6)(7)(10)	SOFR + 6.00%	10.61 (incl. 2.50 PIK	% % )	5/3/2024	8/3/2028			31,297	30,506	30,906	0.08%
Virtusa Corp.	132 Turnpike Road Suite 300 Southborough MA 01772 United States	(10)	SOFR + 3.25%	7.61%		6/21/2024	2/15/2029			14,863	14,880	14,986	0.04%

											2,991,804	3,000,918	7.74%
Life Sciences Tools & Services
Creek Parent Inc.	14 Schoolhouse Road, Somerset, NJ 08873 United States	(4)(7)(10)	SOFR + 5.25%	9.63%		12/17/2024	12/18/2031			133,351	130,696	130,682	0.34%
Falcon Parent Holdings, Inc.	3675 Green Level Road West, Suite 208, Apex, NC 27523 United States	(4)(5)(7)(10)	SOFR + 5.00%	9.53%		11/6/2024	11/6/2031			83,598	81,466	81,921	0.21%
Jupiter Bidco Limited	Unit 15, Road 5, Winsford Industrial Estate, Winsford, Cheshire, United Kingdom, CW73SG	(4)(6)(7)(9)	E + 6.25%	8.93%		8/5/2022	8/27/2029		EUR	5,922	2,349	4,380	0.01%
Jupiter Bidco Limited	Unit 15, Road 5, Winsford Industrial Estate, Winsford, Cheshire, United Kingdom, CW73SG	(4)(6)(10)	SOFR + 6.25%	10.58%		8/5/2022	8/27/2029			88,177	86,420	71,864	0.18%
LSCS Holdings, Inc.	190 North Milwaukee Street Milwaukee,WI,53202 United States	(9)	SOFR + 4.50%	8.86%		12/16/2021	12/16/2028			7,927	7,904	7,992	0.02%
Packaging Coordinators Midco, Inc.	3001 Red Lion Road, Philadelphia, PA 19114 United States	(10)	SOFR + 3.25%	7.84%		5/28/2024	11/30/2027			1,853	1,853	1,863	0.00%
PAREXEL International Inc/Wilmington	275 Grove Street, Suite 100C, Newton, MA 02466, United States	(9)	SOFR + 3.00%	7.36%		7/25/2024	11/15/2028			1,893	1,893	1,909	0.00%

											312,581	300,611	0.76%
Machinery
Chart Industries, Inc.	2200 Airport Industrial Dr, Suite 100, Ball Ground, GA 30107 United States	(6)(9)	SOFR + 2.50%	7.09%		7/2/2024	3/16/2030			5,300	5,300	5,327	0.01%
Crosby US Acquisition Corp.	2801 Dawson Rd Tulsa, OK, 74110-5042 United States	(9)	SOFR + 3.50%	8.07%		9/16/2024	8/16/2029			405	411	410	0.00%
LSF11 Trinity Bidco, Inc.	5555 N Channel Ave Portland, OR 97217 United States	(4)(8)	SOFR + 3.00%	7.37%		12/11/2024	6/14/2030			1,061	1,061	1,070	0.00%
MHE Intermediate Holdings, LLC	3235 Levis Common Blvd. Perrysburg, OH 43551 United States	(4)(7)(11)	SOFR + 6.00%	10.74%		7/21/2021	7/21/2027			5,755	5,699	5,723	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Machinery (continued)
MHE Intermediate Holdings, LLC	3235 Levis Common Blvd. Perrysburg, OH 43551 United States	(4)(5)(11)	SOFR + 6.50%	11.17%		12/20/2022	7/21/2027			229	226	228	0.00%
MHE Intermediate Holdings, LLC	3235 Levis Common Blvd. Perrysburg, OH 43551 United States	(4)(5)(11)	SOFR + 6.25%	10.99%		8/30/2022	7/21/2027			228	225	227	0.00%
Pro Mach Group, Inc.	50 East Rivercenter Blvd Suite 1800 Covington KY 41011 United States	(11)	SOFR + 3.50%	7.86%		9/3/2024	8/31/2028			6,895	6,895	6,964	0.02%
SPX Flow, Inc.	13320 Ballantyne Corporate Pla, Charlotte, NC, 28277, United States	(9)	SOFR + 3.00%	7.36%		6/6/2024	4/5/2029			8,651	8,651	8,734	0.02%
TK Elevator U.S. Newco, Inc.	E-Plus Straße 1, Düsseldorf, North Rhine-Westphalia 40472 Germany	(6)(9)	SOFR + 3.50%	8.59%		3/14/2024	4/30/2030			17,495	17,456	17,644	0.05%
Victory Buyer, LLC	50 East 153rd Street Bronx, NY 10451-2104 United States	(9)	SOFR + 3.75%	8.22%		11/19/2021	11/19/2028			26,143	26,007	25,732	0.07%

											71,931	72,059	0.18%
Marine
Armada Parent, Inc.	93 Eastmont Ave Ste 100 East Wenatchee, WA, 98802-5305 United States	(4)(7)(10)	SOFR + 5.75%	10.36%		10/29/2021	10/29/2027			229,234	226,849	229,234	0.59%
Kattegat Project Bidco AB	Salsmästaregatan 21, Hisings Backa, Sweden	(4)(5)(6)(7)(8)	E + 6.00%	8.72%		3/20/2024	4/7/2031		EUR	51,768	54,732	53,478	0.14%
Kattegat Project Bidco AB	Salsmästaregatan 21, Hisings Backa, Sweden	(4)(5)(6)(8)	SOFR + 6.00%	10.33%		3/20/2024	4/7/2031			4,522	4,421	4,522	0.01%

											286,002	287,234	0.74%
Media
Bimini Group Purchaser Inc	1221 Brickell Avenue, Suite 2300 Miami, FL 33131 United States	(4)(10)	SOFR + 5.25%	9.76%		4/26/2024	4/26/2031			207,125	205,256	207,125	0.53%
Bimini Group Purchaser Inc	1221 Brickell Avenue, Suite 2300 Miami, FL 33131 United States	(4)(5)(7)(10)	SOFR + 5.25%	9.81%		4/26/2024	4/26/2031			8,555	7,837	8,140	0.02%
Digital Media Solutions, LLC	4800 140th Avenue North Suite 101 Clearwater FL 33762 United States	(6)(10)(17)	SOFR + 11.00%	15.47 PIK	%	5/25/2021	5/25/2026			27,875	25,347	3,484	0.01%
Digital Media Solutions, LLC	4800 140th Avenue North Suite 101 Clearwater FL 33762 United States	(4)(5)(6)(10)	SOFR + 8.00%	13.61 (incl. 7.00 PIK	% % )	4/17/2024	2/25/2026			2,864	2,864	2,864	0.01%
Digital Media Solutions, LLC	4800 140th Avenue North Suite 101 Clearwater FL 33762 United States	(4)(5)(6)(14)	SOFR + 8.00%	13.1 (incl. 7.00 PIK	% % )	9/13/2024	1/29/2025			4,027	4,027	4,027	0.01%
Digital Media Solutions, LLC	4800 140th Avenue North Suite 101 Clearwater FL 33762 United States	(4)(6)(10)(17)	SOFR + 11.00%	15.47 PIK	%	4/17/2024	5/25/2026			8,510	7,849	1,485	0.00%
McGraw-Hill Education, Inc.	2 Penn Plaza 20th Floor New York, NY, 10121 United States	(9)	SOFR + 4.00%	8.33%		8/6/2024	8/6/2031			11,658	11,631	11,805	0.03%
Radiate Holdco, LLC	650 College Road East, Suite 3100, Princeton, NJ 08540 United States	(10)	SOFR + 3.25%	7.72%		11/1/2021	9/25/2026			28,190	28,169	24,728	0.06%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Media (continued)
Sunrise Financing Partnership	Thurgauerstrasse 101b, Glattpark (Opfikon), Zurich 8152 Switzerland	(6)(8)	SOFR + 2.93%	7.44%	4/20/2021	1/31/2029			3,042	3,010	3,062	0.01%

										295,990	266,720	0.68%
Metals & Mining
American Rock Salt Co LLC	5520 Route 63 PO Box 190 Mount Morris NY 14510 United States	(5)(10)	SOFR + 4.00%	8.78%	6/11/2021	6/9/2028			9,293	9,287	8,458	0.02%
American Rock Salt Co LLC	5520 Route 63 PO Box 190 Mount Morris NY 14510 United States	(5)(7)(14)	SOFR + 7.00%	11.78%	9/19/2024	6/9/2028			2,033	1,872	2,080	0.01%
SCIH Salt Holdings, Inc.	10955 Lowell Ave Ste 500 Overland Park KS 66210 United States	(10)	SOFR + 3.00%	7.35%	4/29/2021	1/31/2029			15,747	15,725	15,809	0.04%

										26,884	26,347	0.07%
Oil, Gas & Consumable Fuels
Eagle Midstream Canada Finance Inc	222 3rd Avenue S.W. Suite 900 Calgary, Alberta T2P 0B4 Canada	(4)(6)(10)	SOFR + 5.25%	9.77%	8/30/2024	8/15/2028			32,934	32,690	32,934	0.08%
Freeport LNG Investments, LLLP	333 Clay Street Suite 5050 Houston,TX,77002 United States	(9)	SOFR + 3.50%	8.38%	12/21/2021	12/21/2028			34,814	34,759	35,023	0.09%
KKR Alberta Midstream Finance Inc.	585 8 Ave SW #4000, Calgary, AB T2P 1G1, Canada	(4)(6)(10)	SOFR + 5.25%	9.77%	8/30/2024	8/15/2028			17,916	17,778	17,916	0.05%

										85,227	85,873	0.22%
Paper & Forest Products
Profile Products, LLC	219 Simpson St SW Conover, NC, 28613-8207 United States	(4)(10)	SOFR + 5.75%	10.29%	11/12/2021	11/12/2027			62,590	62,067	60,713	0.16%
Profile Products, LLC	219 Simpson St SW Conover, NC, 28613-8207 United States	(4)(5)(7)(10)	P + 4.50%	12.50%	11/12/2021	11/12/2027			2,776	2,684	2,480	0.01%
Profile Products, LLC	219 Simpson St SW Conover, NC, 28613-8207 United States	(4)(5)(7)(10)	P + 4.50%	12.00%	11/12/2021	11/12/2027			390	342	177	0.00%

										65,093	63,370	0.17%
Pharmaceuticals
Dechra Finance US LLC	24 Cheshire Ave, Lostock Gralam, Northwich CW9 7UA, United Kingdom	(6)(8)	SOFR + 3.25%	7.72%	12/3/2024	12/3/2031			5,000	5,044	5,030	0.01%
Dechra Pharmaceuticals Holdings Ltd	24 Cheshire Ave, Lostock Gralam, Northwich CW9 7UA, United Kingdom	(4)(5)(6)(7)(8)	E + 6.25%	9.89%	1/23/2024	1/24/2031		EUR	97,791	104,445	101,143	0.26%
Dechra Pharmaceuticals Holdings Ltd	24 Cheshire Ave, Lostock Gralam, Northwich CW9 7UA, United Kingdom	(4)(5)(6)(7)(10)	SOFR + 6.25%	11.39%	1/23/2024	1/24/2031			1,083	919	919	0.00%
Doc Generici (Diocle S.p.A.)	Via Filippo Turati, 40, 20121 Milano MI, Italy	(4)(5)(6)(7)(8)	E + 5.50%	9.36%	10/11/2022	10/27/2028		EUR	60,136	58,421	62,224	0.16%
Eden Acquisitionco Ltd	1 Occam Court, The Surrey Research Park, Guildford, Surrey GU2 7HJ United Kingdom	(4)(6)(7)(10)	SOFR + 6.25%	10.53%	11/2/2023	11/18/2030			108,046	105,699	107,950	0.28%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Pharmaceuticals (continued)
Gusto Sing Bidco Pte Ltd	One Temasek Ave, #04-01 Millenia Tower, Singapore 039192	(4)(5)(6)(7)(10)	BB + 4.75%	9.46%	11/15/2024	11/15/2031		AUD	1,000	643	612	0.00%
Padagis, LLC	1251 Lincoln Rd Allegan, MI 49010 United States	(6)(9)	SOFR + 4.75%	9.60%	7/6/2021	7/6/2028			26,818	26,786	24,919	0.06%
Rhea Parent, Inc.	Avenue Einstein 8 1300 Wavre Belgium	(4)(10)	SOFR + 4.75%	9.10%	12/20/2024	12/20/2030			201,854	199,459	201,854	0.52%

										501,416	504,651	1.29%
Professional Services
ALKU, LLC	200 Brickstone Square, Suite 503, Andover, MA 01810 United States	(4)(10)	SOFR + 6.25%	10.50%	5/23/2023	5/23/2029			54,853	53,872	54,853	0.14%
ALKU, LLC	200 Brickstone Square, Suite 503, Andover, MA 01810 United States	(4)(10)	SOFR + 5.50%	9.75%	2/21/2024	5/23/2029			4,963	4,880	4,938	0.01%
Apex Companies, LLC	2101 Gaither Rd, Suite 500, Rockville, MD 20850 United States	(4)(11)	SOFR + 5.25%	9.84%	1/31/2023	1/31/2028			1,605	1,578	1,593	0.00%
Apex Companies, LLC	2101 Gaither Rd, Suite 500, Rockville, MD 20850 United States	(4)(5)(11)	SOFR + 5.25%	9.76%	3/15/2024	1/31/2028			736	721	731	0.00%
Apex Companies, LLC	2101 Gaither Rd, Suite 500, Rockville, MD 20850 United States	(4)(5)(11)	SOFR + 5.25%	9.84%	1/31/2023	1/31/2028			366	360	364	0.00%
Apex Companies, LLC	2101 Gaither Rd, Suite 500, Rockville, MD 20850 United States	(4)(5)(11)	SOFR + 5.25%	9.76%	8/28/2024	1/31/2028			10,215	10,078	10,139	0.03%
Apex Companies, LLC	2101 Gaither Rd, Suite 500, Rockville, MD 20850 United States	(4)(5)(7)(11)	SOFR + 5.25%	9.76%	8/28/2024	1/31/2028			2,794	2,517	2,521	0.01%
APFS Staffing Holdings, Inc.	125 S Wacker Dr Ste 2700, Chicago, Illinois 60606, United States	(9)	SOFR + 4.25%	8.61%	12/29/2021	12/29/2028			6,084	6,062	6,129	0.02%
Artisan Acquisitionco, Ltd.	4th Floor, Martin House, 5 Martin Lane, London EC4R 0DP, United Kingdom	(4)(6)(7)(8)	SOFR + 5.00%	9.33%	9/23/2024	9/30/2031			392,805	384,709	385,385	0.99%
Baker Tilly Advisory Group LP	205 N. Michigan Ave. 28th Floor Chicago, IL 60601 United States	(4)(7)(10)	SOFR + 4.75%	9.11%	6/3/2024	6/3/2031			176,325	173,211	176,125	0.45%
Cast & Crew Payroll, LLC	2300 Empire Avenue, 5th Floor, Burbank, CA 91504 United States	(9)	SOFR + 3.75%	8.11%	12/30/2021	12/29/2028			11,571	11,490	11,243	0.03%
CFGI Holdings, LLC	1 Lincoln Street, Suite 1301 Boston, MA 02111, United States	(4)(7)(10)	SOFR + 4.50%	8.86%	11/2/2021	11/2/2027			20,776	20,391	20,377	0.05%
Chronicle Bidco, Inc.	720 14th Street, Sacramento, CA 95814 United States	(4)(5)(11)	SOFR + 6.25%	10.76%	5/19/2022	5/18/2029			2,877	2,877	2,877	0.01%
Chronicle Bidco, Inc.	720 14th Street, Sacramento, CA 95814 United States	(4)(11)	SOFR + 6.25%	10.76%	5/19/2022	5/18/2029			41,762	41,523	41,762	0.11%
Chronicle Bidco, Inc.	720 14th Street, Sacramento, CA 95814 United States	(4)(5)(7)(11)	SOFR + 6.25%	10.76%	3/26/2024	5/18/2029			1,422	1,294	1,290	0.00%
Cisive Holdings Corp	1180 Welsh Rd # 110 North Wales, PA, 19454-2053 United States	(4)(7)(11)	SOFR + 5.75%	10.18%	12/8/2021	12/8/2028			33,601	33,486	33,008	0.08%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Professional Services (continued)
Claims Automation Intermediate 2, LLC	101 South Tryon Street, Suite 3300, Charlotte, NC 28280 United States	(4)(10)	SOFR + 4.50%	8.89%		12/16/2021	12/16/2027		44,458	44,020	44,458	0.11%
Claims Automation Intermediate 2, LLC	101 South Tryon Street, Suite 3300, Charlotte, NC 28280 United States	(4)(5)(10)	SOFR + 4.50%	9.11%		12/16/2021	12/16/2027		68,350	67,676	68,350	0.18%
Clearview Buyer, Inc.	1 Newton Pl Ste 405, 275 Washington Street, Newton, MA 02458, United States	(4)(7)(10)	SOFR + 5.35%	9.68%		8/26/2021	8/26/2027		118,495	117,371	118,495	0.30%
CRCI Longhorn Holdings Inc	6504 Bridge Point Parkway, Suite 425, Austin, TX 78730, United States	(4)(7)(10)	SOFR + 5.00%	9.36%		8/27/2024	8/27/2031		64,147	63,458	63,743	0.16%
CRCI Longhorn Holdings Inc	6504 Bridge Point Parkway, Suite 425, Austin, TX 78730, United States	(4)(5)(7)(10)	SOFR + 5.00%	9.36%		8/27/2024	8/27/2031		4,999	4,894	4,944	0.01%
Cumming Group, Inc.	485 Lexington Avenue, New York NY 10017 United States	(4)(11)	SOFR + 5.25%	9.50%		5/26/2021	11/16/2027		196,035	194,316	196,035	0.50%
Cumming Group, Inc.	485 Lexington Avenue, New York NY 10017 United States	(4)(7)(11)	SOFR + 5.25%	9.50%		11/18/2022	11/16/2027		38,413	37,761	38,357	0.10%
Deerfield Dakota Holding, LLC	55 East 52nd Street 31st Floorm Park Avenue Plaza, New York, NY 10055 United States	(11)	SOFR + 3.75%	8.08%		1/7/2021	4/9/2027		84,377	84,164	82,716	0.21%
Eisner Advisory Group, LLC	733 3rd Ave, New York, NY 10017 United States	(9)	SOFR + 4.00%	8.36%		2/28/2024	2/28/2031		997	1,012	1,010	0.00%
Eliassen Group, LLC	55 Walkers Brook Drive, Reading MA, 01867 United States	(4)(10)	SOFR + 5.75%	10.08%		4/14/2022	4/14/2028		67,055	66,515	65,378	0.17%
Emerald US, Inc.	31910 Del Obispo Street Suite 200 San Juan Capistrano, CA 92675 United States	(6)(8)	SOFR + 3.75%	8.34%		1/7/2021	7/12/2028		3,809	3,807	3,859	0.01%
EP Purchaser, LLC	2950 N. Hollywood Way, Burbank, CA 91505 United States	(9)	SOFR + 3.50%	8.09%		11/4/2021	11/6/2028		9,449	9,319	9,427	0.02%
G&A Partners Holding Company II, LLC	17220 Katy Freeway, Suite 350, Houston, TX 77094 United States	(4)(9)	SOFR + 5.50%	10.01%		3/1/2024	3/1/2031		60,191	59,131	60,191	0.15%
G&A Partners Holding Company II, LLC	17220 Katy Freeway, Suite 350, Houston, TX 77094 United States	(4)(5)(7)(9)	SOFR + 5.50%	10.01%		3/1/2024	3/1/2030		2,355	1,990	2,116	0.01%
Guidehouse, Inc.	1676 International Drive, Suite 800, McLean, VA 22102 United States	(4)(10)	SOFR + 5.75%	10.11 (incl. 2.00 PIK	% % )	10/15/2021	12/16/2030		1,241,858	1,233,060	1,241,858	3.20%
IG Investments Holdings, LLC	4170 Ashford Dunwood Road, Northeast, Ste 250 Atlanta GA 30319 United States	(4)(7)(10)	SOFR + 5.00%	9.57%		11/1/2024	9/22/2028		578,644	573,348	578,644	1.49%
Inmar, Inc.	8150 Industrial Blvd, Breinigsville, PA 18031 United States	(11)	SOFR + 5.00%	9.51%		6/21/2023	10/30/2031		24,938	24,815	25,050	0.06%
Kwor Acquisition, Inc.	303 Timber Creek Hammond, LA,70403 United States	(4)(5)(11)(17)	P + 4.25%	12.25%		6/22/2022	12/22/2028		1,389	1,378	1,121	0.00%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Professional Services (continued)
Kwor Acquisition, Inc.	303 Timber Creek Hammond, LA,70403 United States	(4)(5)(11)(17)	P + 4.25%	12.25%	12/22/2021	12/22/2027			12,195	12,105	9,848	0.03%
Legacy Intermediate, LLC	3701 FAU Blvd, Suite 300, Boca Raton, FL 33431, United States	(4)(10)	SOFR + 5.75%	10.41%	2/25/2022	2/25/2028			120,576	119,325	120,576	0.31%
Legacy Intermediate, LLC	3701 FAU Blvd, Suite 300, Boca Raton, FL 33431, United States	(4)(9)	SOFR + 5.75%	10.43%	12/22/2023	2/25/2028			23,224	22,864	23,224	0.06%
Lereta, LLC	1123 Parkview Drive Covina,CA,91724 United States	(10)	SOFR + 5.25%	9.72%	7/30/2021	7/30/2028			28,859	28,711	25,786	0.07%
Mantech International CP	9 West 57th Street, 29th Floor, New York, NY, 10019, United States	(4)(7)(10)	SOFR + 5.00%	9.59%	4/12/2024	9/14/2029			899,105	886,111	897,905	2.31%
Mercury Bidco Globe Limited	3rd Floor, 8 St. James’s Square, London, SW1Y 4JU, United Kingdom	(4)(5)(6)(7)(8)	S + 6.00%	10.70%	1/18/2024	1/31/2031		GBP	80,581	100,467	100,596	0.26%
Mercury Borrower, Inc.	200 Dryden Road, Dresher, PA 19025 United States	(8)	SOFR + 3.00%	7.36%	12/13/2024	8/2/2028			40,817	40,817	41,225	0.11%
Minotaur Acquisition, Inc.	2001 Spring Road, Suite 700, Oak Brook, IL 60523 United States	(4)(7)(11)	SOFR + 5.00%	9.36%	5/10/2024	5/10/2030			115,362	112,950	114,653	0.30%
MPG Parent Holdings, LLC	One Vanderbilt Avenue, 53rd Floor, New York, New York 10017 United States	(4)(11)	SOFR + 5.00%	9.33%	1/8/2024	1/8/2030			18,121	17,816	18,121	0.05%
MPG Parent Holdings, LLC	One Vanderbilt Avenue, 53rd Floor, New York, New York 10017 United States	(4)(5)(7)(11)	SOFR + 5.00%	9.51%	1/8/2024	1/8/2030			4,449	4,299	4,410	0.01%
Oxford Global Resources Inc	100 Cummings Center, Suite 206L, Beverly, MA 01915, United States	(4)(11)	SOFR + 6.00%	10.28%	8/17/2021	8/17/2027			92,881	92,068	92,881	0.24%
Oxford Global Resources Inc	100 Cummings Center, Suite 206L, Beverly, MA 01915, United States	(4)(5)(7)(11)	SOFR + 6.00%	10.48%	8/17/2021	8/17/2027			8,728	8,590	8,728	0.02%
Oxford Global Resources Inc	100 Cummings Center, Suite 206L, Beverly, MA 01915, United States	(4)(5)(9)	SOFR + 6.00%	10.63%	6/6/2024	8/17/2027			9,924	9,745	9,924	0.03%
Pavion Corp.	4151 Lafayette Center Dr, Suite 700, Chantilly, Virginia 20151, United States	(4)(6)(10)	SOFR + 5.75%	10.34%	10/30/2023	10/30/2030			117,100	115,150	116,514	0.30%
Pavion Corp.	4151 Lafayette Center Dr, Suite 700, Chantilly, Virginia 20151, United States	(4)(5)(6)(7)(10)	SOFR + 5.75%	10.38%	10/30/2023	10/30/2030			23,767	23,339	23,610	0.06%
Petrus Buyer Inc	100 Bayview Cir Ste 400, Newport Beach, California, 92660 United States	(4)(10)	SOFR + 5.25%	9.90%	10/17/2022	10/17/2029			35,615	34,884	35,615	0.09%
Petrus Buyer Inc	100 Bayview Cir Ste 400, Newport Beach, California, 92660 United States	(4)(5)(7)(10)	SOFR + 5.25%	9.75%	10/17/2022	10/17/2029			6,359	6,072	6,286	0.02%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Professional Services (continued)
Plano HoldCo Inc	10 Collyer Quay #10-01 Ocean Financial Centre Singapore 049315	(4)(8)	SOFR + 3.50%	7.83%	12/11/2024	10/1/2031		1,000	1,019	1,010	0.00%
Polyconcept Investments B.V.	Kabelweg 1 2371 DX, Roelofarendsveen, ZUID-HOLLAND, Netherlands	(10)	SOFR + 5.50%	9.83%	5/20/2022	5/18/2029		24,290	23,985	23,774	0.06%
Sedgwick Claims Management Services, Inc.	8125 Sedgwick Way, Memphis TN 38125 United States	(6)(8)	SOFR + 3.00%	7.59%	2/24/2023	7/31/2031		5,172	5,132	5,210	0.01%
Soliant Lower Intermediate, LLC	5550 Peachtree Parkway, Suite 500 Peachtree Corners, GA 30092, United States	(7)(8)	SOFR + 3.75%	8.11%	7/18/2024	7/18/2031		50,286	46,679	49,584	0.13%
STV Group, Inc.	350 5th Avenue, Suite 1120, New York, NY 10001 United States	(4)(10)	SOFR + 5.00%	9.36%	3/20/2024	3/20/2031		58,396	57,359	58,396	0.15%
STV Group, Inc.	350 5th Avenue, Suite 1120, New York, NY 10001 United States	(4)(5)(7)(10)	P + 4.00%	12.50%	3/20/2024	3/20/2030		1,681	1,327	1,513	0.00%
The North Highland Co LLC	3333 Piedmont Road, NE, Suite 1000, Atlanta, GA 30305 United States	(4)(10)	SOFR + 4.75%	9.12%	12/20/2024	12/20/2031		92,340	91,422	91,417	0.24%
The North Highland Co LLC	3333 Piedmont Road, NE, Suite 1000, Atlanta, GA 30305 United States	(4)(5)(7)(10)	SOFR + 4.75%	9.10%	12/20/2024	12/20/2030		5,072	4,643	4,641	0.01%
Thevelia US, LLC	Level 15, Manulife Place, 348 Kwun Tong Rd, Ngau Tau Kok, Hong Kong	(6)(9)	SOFR + 3.25%	7.58%	7/29/2024	6/18/2029		33,776	33,776	34,022	0.09%
Trinity Air Consultants Holdings Corp.	330 7th Ave, New York, NY 10001 United States	(4)(10)	SOFR + 5.25%	9.76%	6/29/2021	6/29/2028		24,735	24,542	24,735	0.06%
Trinity Air Consultants Holdings Corp.	330 7th Ave, New York, NY 10001 United States	(4)(7)(10)	SOFR + 5.25%	10.04%	6/29/2021	6/29/2028		53,742	52,995	53,742	0.14%
Trinity Partners Holdings, LLC	230 3rd Ave Prospect Place Waltham, MA 02451 United States	(4)(7)(11)(18)	SOFR + 6.24%	10.70%	12/21/2021	12/21/2028		380,454	375,425	379,310	0.98%
Victors CCC Buyer, LLC	251 Little Falls Drive. Wilmington, DE 19808 United States	(4)(7)(10)	SOFR + 4.75%	9.13%	6/1/2022	6/1/2029		151,099	149,075	151,099	0.39%
West Monroe Partners, LLC	311 W Monroe St 14th Floor, Chicago, IL 60606, United States	(4)(7)(10)	SOFR + 4.75%	9.15%	11/9/2021	11/8/2028		715,205	706,891	708,053	1.82%
West Monroe Partners, LLC	311 W Monroe St 14th Floor, Chicago, IL 60606, United States	(4)(5)(7)(10)	SOFR + 4.75%	9.12%	12/18/2024	11/8/2028		24,439	24,197	24,194	0.06%
YA Intermediate Holdings II, LLC	12851 Manchester Rd, Suite 160, St. Louis, MO 63131 United States	(4)(5)(10)	SOFR + 5.00%	9.59%	10/1/2024	10/1/2031		44,304	43,936	43,901	0.11%
YA Intermediate Holdings II, LLC	12851 Manchester Rd, Suite 160, St. Louis, MO 63131 United States	(4)(5)(7)(10)	P + 4.00%	11.50%	10/1/2024	10/1/2031		457	277	270	0.00%

									6,615,077	6,663,860	17.13%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Real Estate Management & Development
Castle Management Borrower, LLC	870 Seventh Avenue 2nd Fl New York, New York 10019, United States	(4)(7)(11)	SOFR + 5.50%	9.83%	11/3/2023	11/3/2029			33,000	32,534	33,000	0.08%
Community Management Holdings Midco 2 LLC	8360 East Via de Ventura, Building L, #100, Scottsdale, AZ 85258 United States	(4)(5)(10)	SOFR + 5.00%	9.57%	11/1/2024	11/1/2031			58,866	58,004	57,983	0.15%
Community Management Holdings Midco 2 LLC	8360 East Via de Ventura, Building L, #100, Scottsdale, AZ 85258 United States	(4)(5)(7)(10)	SOFR + 5.00%	9.57%	11/1/2024	11/1/2031			2,747	2,431	2,423	0.01%
Cushman & Wakefield US Borrower, LLC	Suite 3000, 225 W. Wacker Drive, Chicago, Illinois, 60606, United States	(4)(6)(9)	SOFR + 3.00%	7.36%	6/18/2024	1/31/2030			7,443	7,443	7,480	0.02%
Cushman & Wakefield US Borrower, LLC	Suite 3000, 225 W. Wacker Drive, Chicago, Illinois, 60606, United States	(4)(6)(9)	SOFR + 3.25%	7.61%	9/25/2024	1/31/2030			1,600	1,600	1,620	0.00%
Neptune BidCo SAS	21 Avenue Kleber, 75116 Paris, France	(4)(5)(6)(7)(8)	E + 5.25%	8.31%	3/28/2024	4/1/2031		EUR	6,495	6,863	6,525	0.02%
Odevo AB	Kabyssgatan 4 D, 120 30 Stockholm, Sweden	(4)(5)(6)(8)	ST + 5.50%	8.06%	10/31/2024	12/31/2030		SEK	601,705	54,310	54,113	0.14%
Odevo AB	Kabyssgatan 4 D, 120 30 Stockholm, Sweden	(4)(5)(6)(7)(8)	E + 5.50%	8.37%	10/31/2024	12/31/2030		EUR	1,236	965	799	0.00%
Odevo AB	Kabyssgatan 4 D, 120 30 Stockholm, Sweden	(4)(5)(6)(8)	S + 5.50%	10.20%	10/31/2024	12/31/2030		GBP	28,090	35,411	34,990	0.09%
Odevo AB	Kabyssgatan 4 D, 120 30 Stockholm, Sweden	(4)(6)(8)	SOFR + 5.50%	9.89%	10/31/2024	12/31/2030			143,644	143,180	142,926	0.37%
Phoenix Strategy S.à r.l.	14-16 Avenue Pasteur L-2310 Luxembourg	(4)(6)(8)	S + 2.75%	7.45%	10/2/2024	10/2/2028		GBP	53,099	69,518	65,810	0.17%
Phoenix Strategy S.à r.l.	14-16 Avenue Pasteur L-2310 Luxembourg	(4)(6)(8)	E + 2.75%	5.77%	10/2/2024	10/2/2028		EUR	50,089	53,597	51,365	0.13%
Phoenix Strategy S.à r.l.	14-16 Avenue Pasteur L-2310 Luxembourg	(4)(6)(8)	E + 2.75%	5.92%	10/2/2024	10/2/2028		EUR	140,261	153,364	144,170	0.37%
Progress Residential PM Holdings, LLC	7500 N Dobson Rd., Suite 300 Scottsdale, AZ 85256 United States	(4)(10)	SOFR + 5.50%	9.96%	2/16/2021	8/8/2030			79,357	78,261	79,357	0.20%
Progress Residential PM Holdings, LLC	7500 N Dobson Rd., Suite 300 Scottsdale, AZ 85256 United States	(4)(7)(10)	SOFR + 5.50%	9.96%	7/26/2022	8/8/2030			15,205	14,942	15,205	0.04%

										712,423	697,766	1.79%
Software
Abacus Holdco 2 Oy	Kansakoulukuja 1, 00100 Helsinki, Finland	(4)(5)(6)(7)(8)	E + 4.75%	7.97%	10/11/2024	10/10/2031		EUR	727	789	748	0.00%
AI Titan Parent Inc	4601 Six Forks Road, Suite 220, Raleigh, NC 27609, United States	(4)(7)(10)	SOFR + 4.75%	9.11%	8/29/2024	8/29/2031			110,274	108,990	109,751	0.28%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Software (continued)
Analytic Partners LP	1441 Brickell Avenue Suite 1220 Miami, Florida 33131	(4)(7)(10)	SOFR + 4.75%	9.11%		4/4/2022	4/4/2030			21,250	20,972	21,054	0.05%
Analytic Partners LP	1441 Brickell Avenue Suite 1220 Miami, Florida 33131	(4)(5)(10)	SOFR + 4.75%	9.13%		12/17/2024	4/4/2030			12,065	11,975	11,975	0.03%
Anaplan, Inc.	50 Hawthorne St, San Francisco, CA 94105 United States	(4)(5)(10)	SOFR + 5.25%	9.58%		4/25/2024	6/21/2029			200	198	200	0.00%
Anaplan, Inc.	50 Hawthorne St, San Francisco, CA 94105 United States	(4)(7)(10)	SOFR + 5.25%	9.58%		6/21/2022	6/21/2029			537,534	530,117	537,534	1.38%
Aptean Inc	4325 Alexander Drive, Suite 100, Alpharetta, GA 30022 United States	(4)(10)	SOFR + 5.00%	9.51%		1/29/2024	1/29/2031			43,464	43,106	43,464	0.11%
Aptean Inc	4325 Alexander Drive, Suite 100, Alpharetta, GA 30022 United States	(4)(5)(7)(10)	SOFR + 5.00%	9.51%		1/29/2024	1/29/2031			710	666	700	0.00%
Armstrong Bidco Limited	The Old School School Lane, Stratford St Mary, Colchester, Essex, United Kingdom, CO7 6LZ	(4)(6)(8)	S + 5.25%	9.95%		6/2/2022	6/28/2029		GBP	478,945	574,139	587,599	1.51%
Arnhem BidCo GmbH	Isaac-Fulda-Allee 6, 55124 Mainz, Germany	(4)(6)(7)(8)	E + 4.75%	7.91%		9/18/2024	10/1/2031		EUR	229,680	252,180	235,264	0.61%
AuditBoard Inc	12900 Park Plaza Dr. Ste 200, Cerritos, CA, 90703, United States	(4)(7)(10)	SOFR + 4.75%	9.08%		7/12/2024	7/12/2031			80,730	79,655	79,577	0.20%
Avalara Inc	255 South King St., Suite 1800, Seattle, WA 98104 United States	(4)(7)(10)	SOFR + 6.25%	10.58%		10/19/2022	10/19/2028			23,077	22,675	23,077	0.06%
Azurite Intermediate Holdings Inc.	233 Wilshire Blvd., Suite 800 Santa Monica, CA 90401 United States	(4)(7)(10)	SOFR + 6.50%	10.86%		3/19/2024	3/19/2031			61,560	60,650	61,560	0.16%
Bayshore Intermediate #2 LP	1 W Elm St ste 200, Conshohocken, PA 19428, United States	(4)(7)(10)	SOFR + 6.25%	10.77 (incl. 3.38 PIK	% % )	11/8/2024	10/1/2028			314,887	314,401	314,763	0.81%
BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, New York 10019 United States	(4)(10)	SOFR + 6.00%	10.39 (incl. 1.00 PIK	% % )	8/8/2022	8/8/2028			69,876	69,068	69,526	0.18%
BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, New York 10019 United States	(4)(10)	SOFR + 6.00%	10.39 (incl. 1.00 PIK	% % )	8/8/2022	8/8/2028			12,274	12,132	12,213	0.03%
BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, New York 10019 United States	(4)(5)(10)	SOFR + 6.00%	10.39 (incl. 1.00 PIK	% % )	8/8/2022	8/8/2028			8,477	8,392	8,435	0.02%
BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, New York 10019 United States	(4)(5)(10)	SOFR + 6.00%	10.39 (incl. 1.00 PIK	% % )	10/25/2024	8/8/2028			56,752	55,944	56,469	0.15%
Bluefin Holding, LLC	8200 Roberts Drive, Suite 400, Atlanta, GA 30350 United States	(4)(7)(11)	SOFR + 6.25%	10.64%		9/12/2023	9/12/2029			54,582	53,469	54,434	0.14%
Boxer Parent Company, Inc.	John Hancock Tower 200 Clarendon Street Boston MA 02116 United States	(8)	SOFR + 3.75%	8.34%		7/30/2024	7/30/2031			15,431	15,401	15,578	0.04%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Software (continued)
Brave Parent Holdings, Inc.	11695 Johns Creek Parkway, Suite 200, Johns Creek, Georgia 30097 United States	(4)(7)(10)	SOFR + 5.00%	9.36%	11/28/2023	11/28/2030			500,268	495,547	499,866	1.29%
Caribou Bidco Ltd	70 Gray’s Inn Road, London, WC1X 8NH, United Kingdom	(4)(5)(6)(7)(8)	S + 5.00%	9.70%	7/2/2024	2/1/2029		GBP	198,859	252,343	248,811	0.64%
CB Nike Holdco LLC	David Elazar 12 St’, Tel Aviv-Yaffo, 6107408 Israel	(4)(7)(11)	SOFR + 4.50%	9.02%	11/25/2024	11/26/2029			66,711	64,757	64,710	0.17%
CDK Global Inc.	1950 Hassell Rd, Hoffman Estates, Illinois, 60169 United States	(8)	SOFR + 3.25%	7.58%	5/16/2024	7/6/2029			4,972	4,972	4,913	0.01%
Cloud Software Group, Inc.	4980 Great America Parkway, Santa Clara, CA 95054 United States	(9)	SOFR + 3.50%	7.83%	11/25/2024	3/30/2029			5,558	5,558	5,581	0.01%
Cloud Software Group, Inc.	4980 Great America Parkway, Santa Clara, CA 95054 United States	(9)	SOFR + 3.75%	8.08%	11/4/2024	3/21/2031			2,600	2,600	2,612	0.01%
Cloudera, Inc.	1001 Page Mill Road Building 3 Palo Alto,CA,94304 United States	(9)	SOFR + 3.75%	8.21%	10/8/2021	10/8/2028			35,071	34,801	35,044	0.09%
Confine Visual Bidco	Kistagången 12, 164 40 Kista, Sweden	(4)(6)(8)	SOFR + 5.75%	10.06%	2/23/2022	2/23/2029			257,960	253,409	208,303	0.54%
Confine Visual Bidco	Kistagången 12, 164 40 Kista, Sweden	(4)(6)(8)	SOFR + 5.75%	10.06%	3/11/2022	2/23/2029			6,159	6,045	4,973	0.01%
Conga Corp.	13699 Via Varra, Broomfield, CO 80020, United States	(10)	SOFR + 3.50%	8.09%	8/8/2024	5/8/2028			11,509	11,509	11,625	0.03%
Connatix Buyer, Inc.	666 Broadway, 10th Floor, New York, NY 10012, United States	(4)(10)	SOFR + 5.50%	10.39%	7/14/2021	7/14/2027			106,766	105,865	104,630	0.27%
Connatix Buyer, Inc.	666 Broadway, 10th Floor, New York, NY 10012, United States	(4)(5)(7)(10)	SOFR + 5.50%	10.41%	7/14/2021	7/14/2027			4,367	4,229	4,041	0.01%
Connatix Buyer, Inc.	666 Broadway, 10th Floor, New York, NY 10012, United States	(4)(5)(7)(10)	SOFR + 5.50%	10.40%	10/9/2024	7/14/2027			5,248	5,093	5,073	0.01%
ConnectWise, LLC	4110 George Road Suite 200, Tampa, FL, 33634, United States	(9)	SOFR + 3.50%	8.09%	9/30/2021	9/29/2028			28,031	27,984	28,250	0.07%
Cornerstone OnDemand, Inc.	1601 Cloverfield Blvd Suite 620 South Santa Monica,CA,90404 United States	(9)	SOFR + 3.75%	8.22%	10/15/2021	10/16/2028			26,865	26,803	23,722	0.06%
Cornerstone OnDemand, Inc.	1601 Cloverfield Blvd Suite 620 South Santa Monica,CA,90404 United States	(4)(11)	SOFR + 6.00%	10.38%	9/7/2023	10/16/2028			34,474	33,690	34,043	0.09%
Coupa Software Inc.	1855 S. Grant Street, San Mateo, CA 94402 United States	(4)(6)(7)(10)	SOFR + 5.50%	10.09%	2/27/2023	2/27/2030			1,827	1,790	1,825	0.00%
Crewline Buyer, Inc.	188 Spear St, San Francisco, CA 94105 United States	(4)(7)(11)	SOFR + 6.75%	11.11%	11/8/2023	11/8/2030			122,658	119,824	121,983	0.31%
Delta Topco, Inc.	3111 Coronado Drive in Santa Clara, CA 95054 United States	(8)	SOFR + 3.50%	8.20%	5/1/2024	12/1/2029			78,598	78,470	79,311	0.20%
Denali Bidco Ltd	53 rue de Châteaudun,75009 Paris, France	(4)(5)(6)(7)(10)	S + 5.75%	10.45%	8/29/2023	8/29/2030		GBP	14,404	17,779	18,030	0.05%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Software (continued)
Denali Bidco Ltd	53 rue de Châteaudun,75009 Paris, France	(4)(5)(6)(8)	E + 5.75%	8.43%		8/29/2023	8/29/2030		EUR	4,174	4,420	4,324	0.01%
Denali Bidco Ltd	53 rue de Châteaudun,75009 Paris, France	(4)(5)(6)(8)	E + 5.25%	7.93%		2/28/2024	8/29/2030		EUR	263	276	273	0.00%
Denali Bidco Ltd	53 rue de Châteaudun,75009 Paris, France	(4)(5)(6)(9)	E + 5.75%	8.43%		2/28/2024	8/29/2030		EUR	5,845	6,236	6,055	0.02%
Diligent Corp	61 W 23rd Street, 4th Floor, New York, NY 10010 United States	(4)(7)(10)	SOFR + 5.00%	10.09%		4/30/2024	8/2/2030			173,460	172,062	173,085	0.45%
Diligent Corp	61 W 23rd Street, 4th Floor, New York, NY 10010 United States	(4)(10)	SOFR + 5.00%	10.09%		4/30/2024	8/2/2030			29,736	29,588	29,736	0.08%
Discovery Education, Inc.	233 Wilshire Blvd, Suite 800, Santa Monica, CA, 90401, United States	(4)(10)	SOFR + 6.75%	11.48 (incl. 6.24 PIK	% % )	4/7/2022	4/9/2029			581,392	575,726	489,823	1.26%
Discovery Education, Inc.	233 Wilshire Blvd, Suite 800, Santa Monica, CA, 90401, United States	(4)(5)(7)(10)	SOFR + 5.75%	10.20%		4/7/2022	4/9/2029			38,919	38,277	30,643	0.08%
Discovery Education, Inc.	233 Wilshire Blvd, Suite 800, Santa Monica, CA, 90401, United States	(4)(5)(11)	SOFR + 6.75%	11.38 (incl. 6.19 PIK	% % )	10/3/2023	4/9/2029			65,438	64,824	55,132	0.14%
Dropbox Inc	1800 Owens Street, San Francisco, CA 94158 United States	(4)(5)(6)(10)	SOFR + 2.00%	6.45%		12/10/2024	12/11/2029			250,497	247,484	247,466	0.64%
Dropbox Inc	1800 Owens Street, San Francisco, CA 94158 United States	(4)(5)(6)(7)(10)(18)	SOFR + 6.38%	10.83%		12/10/2024	12/11/2029			333,996	325,844	325,780	0.84%
DTI Holdco, Inc.	Two Ravinia Drive, Suite 201, 19904 Dover, DE United States	(7)(10)	SOFR + 4.75%	9.11%		4/26/2022	4/26/2029			24,438	23,719	23,241	0.06%
ECI Macola Max Holding, LLC	5455 Rings Road Suite 100 Dublin OH 43017 United States	(6)(10)	SOFR + 3.25%	7.58%		9/20/2024	5/9/2030			5,923	5,923	5,987	0.02%
Edison Bidco AS	Hagaløkkveien 26, 1383, Asker, Norway	(4)(5)(6)(7)(8)	E + 5.25%	7.91%		12/18/2024	12/18/2031		EUR	345	353	342	0.00%
Elements Finco Ltd	Heathrow Approach, 470 London Road, Slough, Berkshire SL3 8QY, Great Britain	(4)(5)(6)(8)	S + 5.00%	9.70%		3/27/2024	4/29/2031		GBP	67,590	83,717	83,981	0.22%
Elements Finco Ltd	Heathrow Approach, 470 London Road, Slough, Berkshire SL3 8QY, Great Britain	(4)(5)(6)(8)	SOFR + 4.75%	9.11%		3/27/2024	4/29/2031			21,157	20,932	20,999	0.05%
Elements Finco Ltd	Heathrow Approach, 470 London Road, Slough, Berkshire SL3 8QY, Great Britain	(4)(5)(6)(8)	SOFR + 4.75%	9.44%		4/30/2024	4/29/2031			17,609	17,515	17,477	0.04%
Elements Finco Ltd	Heathrow Approach, 470 London Road, Slough, Berkshire SL3 8QY, Great Britain	(4)(5)(6)(8)	S + 5.00%	9.70%		11/29/2024	4/29/2031		GBP	12,459	15,423	15,481	0.04%
Elements Finco Ltd	Heathrow Approach, 470 London Road, Slough, Berkshire SL3 8QY, Great Britain	(4)(5)(6)(8)	S + 5.00%	9.70%		3/27/2024	4/29/2031		GBP	30,299	37,528	37,647	0.10%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Software (continued)
Epicor Software Corp.	807 Las Cimas Pkwy, Austin, TX 78746, United States	(10)	SOFR + 2.75%	7.11%		5/30/2024	5/30/2031		5,087	5,073	5,129	0.01%
Everbridge Holdings, LLC	25 Corporate Drive, Suite 400, Burlington, MA 01803, United States	(4)(6)(10)	SOFR + 5.00%	9.59%		7/2/2024	7/2/2031		34,815	34,653	34,728	0.09%
Everbridge Holdings, LLC	25 Corporate Drive, Suite 400, Burlington, MA 01803, United States	(4)(5)(6)(7)(10)	SOFR + 5.00%	9.59%		7/2/2024	7/2/2031		3,412	3,368	3,381	0.01%
Experity, Inc.	101 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104, United States	(4)(10)	SOFR + 6.00%	10.33 (incl. 3.25 PIK	% % )	7/22/2021	2/24/2028		106,582	105,587	106,582	0.27%
Experity, Inc.	101 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104, United States	(4)(10)	SOFR + 6.00%	10.33 (incl. 3.25 PIK	% % )	2/24/2022	2/24/2028		34,317	33,961	34,317	0.09%
Experity, Inc.	101 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104, United States	(4)(5)(7)(10)	SOFR + 5.50%	9.86%		2/24/2022	2/24/2028		2,306	1,990	2,106	0.01%
Flash Charm, Inc.	Brookhollow Ctr III, 2950 Nort Loop Freeway W, Suite 700 Houston TX 77092 United States	(10)	SOFR + 3.50%	8.07%		6/11/2024	3/2/2028		51,960	51,956	51,128	0.13%
Flexera Software, LLC	Park Blvd Suite 400 Itasca, IL 60143 United States	(10)	SOFR + 3.00%	7.35%		5/20/2024	3/3/2028		9,787	9,787	9,865	0.03%
Gen Digital Inc	60 East Rio Salado Parkway Suite 1000, Tempe, AZ, 8528, United States	(6)(9)	SOFR + 1.75%	6.11%		6/5/2024	9/12/2029		5,001	5,001	4,991	0.01%
Genesys Cloud Services Holdings II, LLC	1302 El Camino Real, Suite 300 Menlo Park, CA, 94025, United States	(10)	SOFR + 3.00%	7.36%		9/26/2024	12/1/2027		5,756	5,756	5,811	0.01%
Genuine Financial Holdings, LLC	100 Centerview Drive, Suite 300 Nashville, TN 37214 United States	(8)	SOFR + 4.00%	8.36%		6/28/2024	9/27/2030		3,970	3,979	4,019	0.01%
Gigamon Inc.	3300 Olcott Street Santa Clara, CA 95054, United States	(4)(11)	SOFR + 5.75%	10.55%		3/11/2022	3/9/2029		422,846	417,789	396,418	1.02%
Gigamon Inc.	3300 Olcott Street Santa Clara, CA 95054, United States	(4)(5)(10)	SOFR + 5.75%	10.48%		3/11/2022	3/9/2029		25,774	25,637	24,163	0.06%
GovernmentJobs.com, Inc.	300 Continental Blvd., El Segundo, CA 90245, United States	(4)(7)(10)	SOFR + 5.00%	9.60%		7/15/2024	12/2/2028		286,318	283,496	285,708	0.74%
Granicus Inc.	1999 Broadway, Suite 3600, Denver, Colorado 80202 United States	(4)(10)	SOFR + 5.75%	10.34 (incl. 2.25 PIK	% % )	1/17/2024	1/17/2031		30,571	30,314	30,571	0.08%
Granicus Inc.	1999 Broadway, Suite 3600, Denver, Colorado 80202 United States	(4)(5)(7)(10)	SOFR + 5.25%	9.84 (incl. 2.25 PIK	% % )	1/17/2024	1/17/2031		8,244	8,163	8,195	0.02%
Graphpad Software, LLC	225 Franklin Street, Fl. 26. Boston, MA 02110, United States	(4)(10)	SOFR + 4.75%	9.08%		6/28/2024	6/28/2031		143,059	142,064	143,059	0.37%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Software (continued)
Graphpad Software, LLC	225 Franklin Street, Fl. 26. Boston, MA 02110, United States	(4)(5)(7)(10)	SOFR + 4.75%	9.08%		6/28/2024	6/28/2031			3,719	3,363	3,482	0.01%
GS Acquisitionco Inc	8529 Six Forks Rd, Suite 400, Raleigh, North Carolina 27615 United States	(4)(5)(11)	SOFR + 5.25%	9.58%		3/26/2024	5/25/2028			11,996	11,953	11,936	0.03%
GS Acquisitionco Inc	8529 Six Forks Rd, Suite 400, Raleigh, North Carolina 27615 United States	(4)(5)(7)(10)	SOFR + 5.25%	9.59%		3/26/2024	5/25/2028			1,317	1,277	1,276	0.00%
Homecare Software Solutions, LLC	130 West 42nd Street, 2nd Floor, New York, NY 10036, United States	(4)(10)	SOFR + 5.55%	9.93 (incl. 2.93 PIK	% % )	6/14/2024	6/14/2031			77,127	76,420	76,742	0.20%
Homecare Software Solutions, LLC	130 West 42nd Street, 2nd Floor, New York, NY 10036, United States	(4)(5)(10)	SOFR + 5.55%	9.93 (incl. 2.93 PIK	% % )	6/14/2024	6/14/2031			30,196	29,919	30,045	0.08%
Homecare Software Solutions, LLC	130 West 42nd Street, 2nd Floor, New York, NY 10036, United States	(4)(5)(10)	SOFR + 5.55%	9.93 (incl. 2.93 PIK	% % )	9/26/2024	6/14/2031			35,631	35,291	35,453	0.09%
HS Purchaser, LLC	6455 City West Parkway Eden Prairie, MN United States	(10)	SOFR + 4.00%	8.69%		6/23/2021	11/19/2026			23,553	23,558	20,826	0.05%
Icefall Parent, Inc.	30 Braintree Hill Office Park, Suite 101, Boston, MA 02184 United States	(4)(7)(11)	SOFR + 6.50%	10.86%		1/26/2024	1/25/2030			72,237	70,901	72,237	0.19%
Idemia America Corp	2 place Samuel Champlain, Courbevoie, Ile de France 92400, France	(4)(6)(10)	SOFR + 4.25%	8.58%		2/2/2024	9/30/2028			995	1,001	1,007	0.00%
IGT Holding IV AB	Stureplan 4, Stockholm, 114 35 Sweden	(4)(5)(6)(8)	E + 5.25%	8.60 (incl. 2.13 PIK	% % )	10/25/2022	3/31/2028		EUR	14,765	15,876	15,295	0.04%
ION Trading Finance Ltd.	10 Queen St Place, 2nd floor, London, EC4R 1BE United Kingdom	(6)(8)	SOFR + 3.50%	7.83%		12/10/2024	4/1/2028			23,053	23,053	23,113	0.06%
IQN Holding Corp	5011 Gate Parkway Building 100, Suite 250, Jacksonville, FL 32256, United States	(4)(10)	SOFR + 5.25%	9.76%		5/2/2022	5/2/2029			45,906	45,636	45,906	0.12%
IQN Holding Corp	5011 Gate Parkway Building 100, Suite 250, Jacksonville, FL 32256, United States	(4)(5)(7)(10)	SOFR + 5.25%	9.77%		5/2/2022	5/2/2028			2,171	2,140	2,171	0.01%
IRI Group Holdings Inc	203 North LaSalle Street, Suite 1500 Chicago, IL 60601, United States	(4)(10)	SOFR + 5.00%	9.59%		4/1/2024	12/1/2028			1,587,257	1,565,776	1,587,257	4.08%
IRI Group Holdings Inc	203 North LaSalle Street, Suite 1500 Chicago, IL 60601, United States	(4)(5)(7)(10)	SOFR + 5.00%	9.36%		4/1/2024	12/1/2027			20,982	19,695	20,982	0.05%
Javelin Buyer Inc	P.O. Box 12768 700 Park Offices, Suite 300, Research Triangle Park, NC 27709 United States	(6)(8)	SOFR + 3.25%	7.83%		12/6/2024	10/8/2031			3,000	3,019	3,027	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Software (continued)
JS Parent Inc	135 SW Taylor Suite 200 Portland, Oregon, 97204, United States	(4)(7)(10)	SOFR + 5.00%	9.59%		4/24/2024	4/24/2031			81,218	80,817	81,179	0.21%
Kaseya, Inc.	701 Brickell Avenue, Miami FL 33131 United States	(4)(10)	SOFR + 5.50%	10.09%		6/23/2022	6/25/2029			745,209	735,693	745,209	1.92%
Kaseya, Inc.	701 Brickell Avenue, Miami FL 33131 United States	(4)(5)(7)(10)	SOFR + 5.50%	10.09%		6/23/2022	6/25/2029			11,426	11,008	11,095	0.03%
Kaseya, Inc.	701 Brickell Avenue, Miami FL 33131 United States	(4)(5)(7)(10)	SOFR + 5.50%	9.83%		6/23/2022	6/25/2029			12,317	11,681	12,317	0.03%
LD Lower Holdings, Inc.	8201 Greensboro Drive, Suite 717 Mclean, VA 22102-3810 United States	(4)(11)	SOFR + 7.50%	11.93%		2/8/2021	8/9/2027			107,388	106,904	106,583	0.27%
Lightbox Intermediate, LP	9 West 57th Street, 43rd Floor, New York, NY, 10019, United States	(4)(8)	SOFR + 5.00%	9.59%		6/1/2022	5/9/2026			37,050	36,721	35,475	0.09%
LogicMonitor Inc	820 State Street, Floor 5, Santa Barbara, CA 93101 United States	(4)(5)(7)(10)	SOFR + 5.50%	9.99%		11/15/2024	11/15/2031			91,603	90,337	90,315	0.23%
Magenta Security Holdings LLC	6000 Headquarters Drive, Plano, TX 75024, United States	(5)(11)	SOFR + 6.25%	10.84%		8/14/2024	7/27/2028			9,724	9,366	9,922	0.03%
Magenta Security Holdings LLC	6000 Headquarters Drive, Plano, TX 75024, United States	(5)(10)(18)	SOFR + 6.75%	11.59%		8/14/2024	7/27/2028			27,581	26,335	25,512	0.07%
Magenta Security Holdings LLC	6000 Headquarters Drive, Plano, TX 75024, United States	(5)(10)(17)(18)	SOFR + 7.00%	11.85 (incl. 5.50 PIK	% % )	8/14/2024	7/27/2028			6,619	2,218	2,329	0.01%
Magnesium BorrowerCo, Inc.	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)(10)	S + 5.00%	9.70%		5/19/2022	5/18/2029		GBP	101,084	124,317	126,547	0.33%
Magnesium BorrowerCo, Inc.	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)(10)	SOFR + 5.00%	9.36%		5/19/2022	5/18/2029			1,045,747	1,029,015	1,045,747	2.69%
Magnesium BorrowerCo, Inc.	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)(10)	SOFR + 5.00%	9.36%		3/21/2024	5/18/2029			29,263	28,958	29,263	0.08%
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States	(4)(9)	SOFR + 3.75%	8.23%		7/30/2021	7/31/2028			75,951	75,367	65,698	0.17%
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States	(4)(9)	SOFR + 6.25%	10.73%		6/9/2023	6/9/2030			62,053	60,605	59,571	0.15%
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States	(4)(5)(8)	SOFR + 3.75%	8.10%		7/30/2021	7/31/2026			10,800	10,766	9,342	0.02%
Maverick Bidco Inc.	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(10)	SOFR + 3.75%	8.49%		5/18/2021	5/18/2028			16,491	16,451	16,519	0.04%
Maverick Bidco Inc.	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(4)(5)(10)	SOFR + 5.00%	9.69%		5/26/2023	5/18/2028			69,336	67,630	69,336	0.18%
Maverick Bidco Inc.	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(4)(5)(7)(10)	SOFR + 4.75%	9.44%		8/16/2024	5/18/2028			57,477	56,225	56,842	0.15%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Software (continued)
McAfee Corp.	6220 America Center Drive San Jose, CA 95002 United States	(6)(9)	SOFR + 3.00%	7.37%		5/31/2024	3/1/2029			29,722	29,722	29,785	0.08%
Medallia, Inc.	200 W 41st St, New York, NY 10036, United States	(4)(10)	SOFR + 6.50%	10.85 (incl. 4.00 PIK	% % )	10/28/2021	10/29/2028			865,826	857,296	813,876	2.09%
Medallia, Inc.	200 W 41st St, New York, NY 10036, United States	(4)(10)	SOFR + 6.50%	10.85 (incl. 4.00 PIK	% % )	8/16/2022	10/29/2028			213,607	211,054	200,791	0.52%
Mitnick Purchaser, Inc.	64 Willow Place, Suite 100, Menlo Park DE 94025 United States	(9)(18)	SOFR + 4.50%	9.19%		5/2/2022	5/2/2029			11,616	11,580	10,860	0.03%
Monk Holding Co.	5473 Morris Hunt Dr Fort Mill, SC, 29708-6523 United States	(4)(10)(18)	SOFR + 5.50%	9.93%		12/1/2021	12/1/2027			10,944	10,816	10,944	0.03%
Monk Holding Co.	5473 Morris Hunt Dr Fort Mill, SC, 29708-6523 United States	(4)(7)(10)	SOFR + 5.50%	9.93%		12/1/2021	12/1/2027			5,430	5,273	5,127	0.01%
MRI Software, LLC	28925 Fountain Parkway Solon OH 44139 United States	(4)(5)(11)	SOFR + 4.75%	9.08%		12/19/2023	2/10/2027			50,702	50,331	50,575	0.13%
MRI Software, LLC	28925 Fountain Parkway Solon OH 44139 United States	(11)	SOFR + 4.75%	9.08%		1/7/2021	2/10/2027			182,989	182,001	183,446	0.47%
MRI Software, LLC	28925 Fountain Parkway Solon OH 44139 United States	(4)(7)(11)	SOFR + 4.75%	9.08%		8/27/2024	2/10/2027			11,505	11,175	10,523	0.03%
NAVEX TopCo, Inc.	5500 Meadows Road, Suite 500, Lake Oswego, OR, 97035 United States	(4)(7)(10)	SOFR + 5.50%	9.88%		11/9/2023	11/9/2030			99,892	98,085	99,892	0.26%
Nintex Topco Limited	10800 NE 8th Street, Suite 400 Bellevue, WA 98004 United States	(4)(6)(8)	SOFR + 6.00%	10.76 (incl. 1.50 PIK	% % )	11/12/2021	11/13/2028			678,009	670,625	630,549	1.62%
Noble Midco 3 Ltd	2 Seething Ln, London EC3N 4AT, United Kingdom	(4)(5)(6)(7)(10)	SOFR + 5.00%	9.33%		6/10/2024	6/24/2031			39,181	38,728	39,135	0.10%
Optimizely North America Inc	119 5th Ave, 7th Floor, New York, NY 10003 United States	(4)(5)(10)	S + 5.50%	10.20%		10/30/2024	10/30/2031		GBP	2,135	2,742	2,646	0.01%
Optimizely North America Inc	119 5th Ave, 7th Floor, New York, NY 10003 United States	(4)(5)(10)	E + 5.25%	8.11%		10/30/2024	10/30/2031		EUR	7,118	7,654	7,299	0.02%
Optimizely North America Inc	119 5th Ave, 7th Floor, New York, NY 10003 United States	(4)(5)(7)(10)	SOFR + 5.00%	9.36%		10/30/2024	10/30/2031			20,286	20,058	20,053	0.05%
Oranje Holdco Inc	33 N Garden Ave, Clearwater, FL 33755 United States	(4)(5)(11)	SOFR + 7.25%	11.82%		4/19/2024	2/1/2029			5,000	4,911	5,000	0.01%
Oranje Holdco Inc	33 N Garden Ave, Clearwater, FL 33755 United States	(4)(7)(11)	SOFR + 7.50%	12.07%		2/1/2023	2/1/2029			66,000	64,737	66,000	0.17%
PDI TA Holdings, Inc.	11675 Rainwater Dr., Suite 350, Alpharetta, GA 30009, United States	(4)(10)	SOFR + 5.50%	10.09%		2/1/2024	2/3/2031			68,717	67,854	68,202	0.18%
PDI TA Holdings, Inc.	11675 Rainwater Dr., Suite 350, Alpharetta, GA 30009, United States	(4)(5)(7)(10)	SOFR + 5.50%	10.00%		2/1/2024	2/3/2031			8,932	8,701	8,697	0.02%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Software (continued)
Perforce Software, Inc.	2320 Blanding Avenue, Alameda CA 94501 United States	(9)	SOFR + 4.75%	9.11%		3/22/2024	3/25/2031			19,900	19,811	19,682	0.05%
Perforce Software, Inc.	2320 Blanding Avenue, Alameda CA 94501 United States	(8)	SOFR + 4.75%	9.10%		12/18/2024	7/1/2029			15,176	14,949	15,014	0.04%
Ping Identity Holding Corp	1001 17th Street, Suite 100, Denver, CO 80202 United States	(4)(5)(7)(10)	SOFR + 4.75%	9.08%		10/21/2024	10/17/2029			38,460	38,460	38,460	0.10%
Project Alpha Intermediate Holding, Inc.	211 South Gulph Road, Suite 500, King of Prussia, PA 19406 United States	(9)	SOFR + 3.25%	7.58%		5/14/2024	10/28/2030			70,853	70,853	71,396	0.18%
Project Leopard Holdings, Inc.	300 North La Salle Street, Suite 4350, Chicago, IL 60654 United States	(9)	SOFR + 5.25%	9.94%		7/20/2022	7/20/2029			133,231	128,220	119,907	0.31%
Project Leopard Holdings, Inc.	300 North La Salle Street, Suite 4350, Chicago, IL 60654 United States	(4)(5)(7)(8)	SOFR + 4.25%	8.80%		7/20/2022	7/20/2027			11,613	11,621	9,109	0.02%
Proofpoint, Inc.	892 Ross Drive, Sunnyvale CA 94089 United States	(9)	SOFR + 3.00%	7.36%		5/28/2024	8/31/2028			6,921	6,921	6,963	0.02%
QBS Parent Inc	811 Main Street, Suite 2200, Houston, TX 77002 United States	(4)(5)(7)(10)	SOFR + 4.75%	9.27%		11/7/2024	11/7/2031			53,566	53,276	53,270	0.14%
Rally Buyer, Inc.	5213 Tacome Building C · Houston, TX 77041 United States	(4)(10)	SOFR + 5.75%	10.10 (incl. 1.75 PIK	% % )	7/19/2022	7/19/2028			142,922	141,311	132,560	0.34%
Rally Buyer, Inc.	5213 Tacome Building C · Houston, TX 77041 United States	(4)(5)(7)(10)	SOFR + 5.75%	10.18%		7/19/2022	7/19/2028			13,664	13,454	12,377	0.03%
Relativity ODA, LLC	231 South LaSalle Street, 8th Floor, Chicago, IL 60604 United States	(4)(7)(11)	SOFR + 4.50%	8.86%		5/12/2021	5/12/2029			37,640	37,591	37,520	0.10%
Rocket Software, Inc.	77 4th Avenue, Waltham MA 02451 United States	(9)	SOFR + 4.25%	8.61%		10/5/2023	11/28/2028			45,219	44,747	45,612	0.12%
Sailpoint Technologies, Inc.	11120 Four Points Drive Suite 100 Austin, TX 78726 United States	(4)(7)(10)	SOFR + 6.00%	10.52%		8/16/2022	8/16/2029			251,762	248,023	251,762	0.65%
Scorpio BidCo SAS	131, Chemin du Bac -a-Traille Caluire-et-Cuire, 69300 France	(4)(5)(6)(7)(8)	E + 5.75%	8.43%		4/3/2024	4/30/2031		EUR	37,234	39,551	38,108	0.10%
Severin Acquisition LLC	150 Parkshore Drive Folsom, CA 95630 United States	(4)(7)(10)	SOFR + 5.00%	9.36 (incl. 2.25 PIK	% % )	10/1/2024	10/1/2031			329,542	325,652	325,488	0.84%
Skopima Consilio Parent, LLC	188 The Embarcadero, San Francisco, CA United States 94016 United States	(7)(9)	SOFR + 3.75%	8.12%		12/18/2024	5/12/2028			39,612	39,186	39,792	0.10%
Solarwinds Holdings, Inc.	7171 Southwest Parkway, Bldg 400, Austin, TX 78735 United States	(6)(8)	SOFR + 2.75%	7.11%		7/24/2024	2/5/2030			2,978	2,974	2,997	0.01%
Sovos Compliance, LLC	200 Ballardvale Street 4th Floor Wilmington,MA,1887 United States	(9)	SOFR + 4.50%	8.97%		8/12/2021	8/11/2028			13,756	13,705	13,874	0.04%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Software (continued)
Spaceship Purchaser Inc	320 Park Avenue, 33rd Floor, New York, New York 10022 United States	(4)(5)(7)(10)	SOFR + 5.00%	9.33%		10/17/2024	10/17/2031			502,321	496,519	496,341	1.28%
Spitfire Parent, Inc.	10161 Park Run Drive, Suite 150, Las Vegas, Nevada United States	(4)(11)	E + 5.50%	8.36%		3/8/2021	3/11/2027		EUR	18,818	22,552	19,492	0.05%
Spitfire Parent, Inc.	10161 Park Run Drive, Suite 150, Las Vegas, Nevada United States	(4)(11)	SOFR + 5.50%	9.96%		3/9/2021	3/11/2027			116,724	116,049	116,724	0.30%
Stamps.com, Inc.	1990 East Grand Avenue El Segundo, CA 90245 United States	(4)(5)(10)	SOFR + 5.75%	10.94%		12/14/2021	10/5/2028			9,845	9,736	9,673	0.02%
Stamps.com, Inc.	1990 East Grand Avenue El Segundo, CA 90245 United States	(4)(10)	SOFR + 5.75%	10.94%		10/5/2021	10/5/2028			837,018	828,029	822,370	2.12%
Surf Holdings, LLC	18595 Vineyard Point Lane, Cornelius, NC 28031 United States	(6)(8)	SOFR + 3.50%	7.95%		1/7/2021	3/5/2027			12,582	12,605	12,680	0.03%
Tango Bidco SAS	3, boulevard de Sébastopol, 75001 Paris France	(4)(5)(6)(8)	E + 5.00%	8.18%		10/17/2024	10/17/2031		EUR	69,197	73,903	70,667	0.18%
Tango Bidco SAS	3, boulevard de Sébastopol, 75001 Paris France	(4)(5)(6)(7)(8)	E + 5.00%	8.05%		10/17/2024	10/17/2031		EUR	15,053	16,905	15,132	0.04%
Tegra118 Wealth Solutions, Inc.	255 Fiserv Drive, Brookfield WI 53045 United States	(8)	SOFR + 4.00%	8.52%		1/7/2021	2/18/2027			6,793	6,779	6,560	0.02%
TravelPerk Inc	C/ dels Almogàvers, 154-164 08018 Barcelona, Spain	(4)(5)(6)(8)	11.50%	11.50 PIK	%	5/2/2024	5/2/2029			45,277	42,727	44,032	0.11%
Triple Lift, Inc.	400 Lafayette St 5th floor, New York, NY 10003 United States	(4)(7)(10)	SOFR + 5.75%	10.25%		5/6/2021	5/5/2028			43,509	42,957	41,197	0.11%
Triple Lift, Inc.	400 Lafayette St 5th floor, New York, NY 10003 United States	(4)(10)	SOFR + 5.75%	10.25%		3/18/2022	5/5/2028			25,520	25,242	24,499	0.06%
Varicent Parent Holdings Corp	4711 Yonge St., Suite 300, Toronto, Ontario M2N 6K8, Canada	(4)(7)(10)	SOFR + 6.00%	10.33 (incl. 3.25 PIK	% % )	8/23/2024	8/23/2031			70,768	69,546	69,965	0.18%
Vision Solutions, Inc.	15300 Barranca Parkway Suite 100 Irvine CA 92618 United States	(10)	SOFR + 4.00%	8.85%		10/25/2021	4/24/2028			40,996	40,912	40,443	0.10%
VS Buyer, LLC	8800 Lyra Drive Columbus, Ohio 43240 United States	(7)(8)	SOFR + 2.75%	7.12%		11/19/2024	4/12/2031			6,318	5,484	5,399	0.01%
WPEngine, Inc.	504 Lavaca Street, Suite 1000, Austin, TX 78701 United States	(4)(7)(10)	SOFR + 6.50%	10.90%		8/14/2023	8/14/2029			81,400	79,334	81,156	0.21%
XPLOR T1, LLC	950 East Paces Ferry Road NE Atlanta, GA 30326, United States	(8)	SOFR + 3.50%	7.83%		12/11/2024	6/24/2031			34,925	34,929	35,274	0.09%
Yellow Castle AB	3 Cavendish Square, London, W1G 0LB	(4)(6)(8)	ST + 5.00%	8.63 (incl. 2.59 PIK	% % )	4/14/2022	7/9/2029		SEK	112,563	10,498	10,174	0.03%
Yellow Castle AB	3 Cavendish Square, London, W1G 0LB	(4)(6)(8)	SA + 5.00%	5.45 (incl. 1.86 PIK	% % )	4/14/2022	7/9/2029		CHF	10,674	10,784	11,762	0.03%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Software (continued)
Yellow Castle AB	3 Cavendish Square, London, W1G 0LB	(4)(5)(6)(10)	SA + 5.00%	5.45 (incl. 1.86 PIK	% % )	7/28/2022	7/9/2029		CHF	3,484	3,492	3,839	0.01%
Yellow Castle AB	3 Cavendish Square, London, W1G 0LB	(4)(6)(8)	E + 5.00%	8.67 (incl. 2.60 PIK	% % )	4/14/2022	7/9/2029		EUR	31,713	31,708	32,850	0.08%
Yellow Castle AB	3 Cavendish Square, London, W1G 0LB	(4)(5)(6)(7)(8)	E + 5.00%	8.67 (incl. 2.60 PIK	% % )	4/14/2022	7/9/2029		EUR	1,639	1,725	1,698	0.00%
Yellow Castle AB	3 Cavendish Square, London, W1G 0LB	(4)(5)(6)(10)	S + 5.00%	9.8 (incl. 3.06 PIK	% % )	7/28/2022	7/9/2029		GBP	8,894	10,514	11,134	0.03%
Zendesk Inc	989 Market St, San Francisco, CA 94103 United States	(4)(7)(10)	SOFR + 5.00%	9.33%		7/23/2024	11/22/2028			934,335	915,649	931,214	2.40%
Zorro Bidco Ltd	740 Waterside Drive, Aztec West, Almondsbury, Bristol, BS32 4UF, United Kingdom	(4)(5)(6)(7)(8)	S + 5.00%	9.70%		8/13/2024	8/13/2031		GBP	65,579	82,176	81,094	0.21%

											17,730,102	17,511,126	45.08%
Specialty Retail
CustomInk, LLC	2910 District Avenue Fairfax VA 22031 United States	(4)(11)(18)	SOFR + 5.98%	10.57%		1/7/2021	5/3/2026			36,866	36,672	36,866	0.09%
EG America, LLC	65 Flanders Rd, Westborough, MA 01581 United States	(6)(8)	SOFR + 4.25%	8.68%		12/10/2024	2/7/2028			12,120	12,120	12,245	0.03%
Mavis Tire Express Services Topco, Corp.	358 Saw Mill River Rd, Millwood, NY 10546 United States	(10)	SOFR + 3.50%	7.86%		7/18/2024	5/4/2028			27,626	27,626	27,847	0.07%
Metis Buyer, Inc.	358 Saw Mill River Rd, Millwood, NY 10546 United States	(4)(5)(7)(8)	SOFR + 3.25%	7.63%		5/4/2021	5/4/2026			5,040	4,986	5,028	0.01%
Runner Buyer, Inc.	8 Santa Fe Way Cranbury,NJ,8512 United States	(10)(17)	SOFR + 5.50%	10.11%		10/21/2021	10/20/2028			75,855	74,961	36,021	0.09%
StubHub Holdco Sub, LLC	160 Greentree Drive, Suite 101, Dover, Delaware, County of Kent, 19904 United States	(8)	SOFR + 4.75%	9.11%		3/15/2024	3/15/2030			11,210	11,202	11,252	0.03%

											167,567	129,259	0.32%
Technology Hardware, Storage & Peripherals
Lytx, Inc.	9785 Towne Centre Drive San Diego CA 92121 United States	(4)(11)	SOFR + 5.00%	9.48%		6/13/2024	2/28/2028			75,139	75,186	75,139	0.19%
Trading Companies & Distributors
FCG Acquisitions, Inc.	800 Concar Drive, Suite 100, San Mateo, CA 94402 United States	(9)	SOFR + 3.75%	8.22%		4/1/2021	3/31/2028			22,701	22,648	22,889	0.06%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Trading Companies & Distributors (continued)
Foundation Building Materials, Inc.	2520 Red Hill Avenue, Santa Ana, CA 92705 United States	(9)	SOFR + 3.25%	8.10%	1/29/2021	1/31/2028		14,614	14,440	14,427	0.04%
Hillman Group Inc	1280 Kemper Meadow Drive, Cincinnati, OH 45240, Unted States	(6)(9)	SOFR + 2.25%	6.61%	7/14/2021	7/14/2028		6,423	6,432	6,464	0.02%
Icebox Holdco III, Inc.	80 Pall Mall, London, SW1Y 5ES, United Kingdom	(9)	SOFR + 3.50%	8.09%	12/22/2021	12/22/2028		15,623	15,588	15,770	0.04%
Park River Holdings, Inc.	1 E. 4th Street Suite 1400, Cincinnati, OH, 45202 United States	(10)	SOFR + 3.25%	8.10%	1/7/2021	12/28/2027		45,678	45,384	44,692	0.12%
Porcelain Acquisition Corp.	20 Sanker Road, Dickson, TN 37055 United States	(4)(11)	SOFR + 6.00%	10.43%	4/30/2021	4/1/2027		81,066	80,283	75,797	0.20%
Red Fox CD Acquisition Corp	3916 Westpoint Blvd., Winston-Salem, NC 27103 United States	(4)(11)	SOFR + 6.00%	10.33%	3/4/2024	3/4/2030		114,246	111,964	114,246	0.29%
Sunsource Borrower, LLC	2301 Windsor Court, Suite A, Addison, IL 6010, United States	(8)	SOFR + 4.00%	8.46%	3/25/2024	3/25/2031		2,978	2,984	2,991	0.01%
White Cap Buyer, LLC	6250 Brook Hollow Parkway, Norcross, Georgia 30071 United States	(8)	SOFR + 3.25%	7.61%	6/13/2024	10/19/2029		16,915	16,877	16,969	0.04%
Windsor Holdings III LLC	3075 Highland Pkwy Ste 200 Downers Grove IL 60515 United States	(8)	SOFR + 3.50%	7.86%	9/20/2024	8/1/2030		8,859	8,859	8,980	0.02%

									325,459	323,225	0.84%
Transportation Infrastructure
Capstone Acquisition Holdings Inc	30 Technology Parkway South, Suite 200, Peachtree Corner, GA 30092 United States	(4)(7)(11)	SOFR + 4.50%	8.96%	8/29/2024	11/13/2029		95,890	95,382	95,869	0.25%
Enstructure, LLC	16 Laurel Avenue, Suite 300 Wellesley, MA 02481 United States	(4)(7)(9)(18)	SOFR + 6.27%	10.67%	6/10/2024	6/10/2029		230,696	227,772	229,335	0.59%
Frontline Road Safety, LLC	2714 Sherman Street, Grand Prairie, TX 75051 United States	(4)(10)	SOFR + 5.75%	10.21%	5/3/2021	5/3/2027		191,568	190,125	191,618	0.49%
Frontline Road Safety, LLC	2714 Sherman Street, Grand Prairie, TX 75051 United States	(4)(10)	SOFR + 5.75%	10.21%	12/15/2023	5/3/2027		22,390	22,081	22,390	0.06%
Frontline Road Safety, LLC	2714 Sherman Street, Grand Prairie, TX 75051 United States	(4)(5)(10)	SOFR + 5.75%	10.25%	12/15/2023	5/3/2027		22,378	22,069	22,378	0.06%
Helix TS, LLC	114 Capital Way Christiana, TN 37037, United States	(4)(10)	SOFR + 6.25%	10.99%	8/4/2021	8/4/2027		91,837	91,055	90,509	0.23%
Helix TS, LLC	114 Capital Way Christiana, TN 37037, United States	(4)(7)(10)	SOFR + 6.25%	11.01%	8/4/2021	8/4/2027		61,597	60,756	59,899	0.15%
Helix TS, LLC	114 Capital Way Christiana, TN 37037, United States	(4)(10)	SOFR + 6.25%	10.73%	12/22/2023	8/4/2027		13,760	13,564	13,554	0.03%
Helix TS, LLC	114 Capital Way Christiana, TN 37037, United States	(4)(5)(10)	SOFR + 6.25%	10.91%	12/14/2022	8/4/2027		983	972	968	0.00%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Transportation Infrastructure (continued)
Italian Motorway Holdings S.à r.l	Meif 6 Hra Italian Motorway Holdings SARL, Luxembourg	(4)(6)(8)	E + 5.25%	8.14%	4/28/2022	4/28/2029		EUR	236,429	244,606	244,955	0.63%
Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(11)	SOFR + 5.75%	10.27%	4/19/2021	10/19/2027			71,538	70,851	69,407	0.18%
Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(11)	SOFR + 5.75%	11.06%	1/31/2022	10/19/2027			76,109	75,605	73,841	0.19%
Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(11)	SOFR + 5.75%	11.06%	4/19/2021	10/19/2027			54,639	54,569	52,999	0.14%
Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(5)(11)	P + 4.75%	12.25%	9/11/2024	10/19/2027			4,346	4,268	4,216	0.01%
Safety Borrower Holdings LP	8814 Horizon Blvd, Northeast, Suite 100, Albuquerque, NM 87113, United States	(4)(11)	SOFR + 5.25%	9.72%	9/1/2021	9/1/2027			47,308	47,109	47,308	0.12%
Safety Borrower Holdings LP	8814 Horizon Blvd, Northeast, Suite 100, Albuquerque, NM 87113, United States	(4)(5)(7)(11)	P + 4.25%	11.75%	9/1/2021	9/1/2027			839	824	805	0.00%
Sam Holding Co, Inc.	7414 Circle17 South, Sebring, FL 33876, United States	(4)(11)	SOFR + 5.50%	10.01%	9/24/2021	9/24/2027			147,060	145,773	147,110	0.38%
Sam Holding Co, Inc.	7414 Circle17 South, Sebring, FL 33876, United States	(4)(11)	SOFR + 5.50%	10.23%	9/19/2023	9/24/2027			63,200	62,341	63,200	0.16%
Sam Holding Co, Inc.	7414 Circle17 South, Sebring, FL 33876, United States	(4)(11)	SOFR + 5.50%	10.13%	9/19/2023	9/24/2027			39,794	39,245	39,794	0.10%
Sam Holding Co, Inc.	7414 Circle17 South, Sebring, FL 33876, United States	(4)(11)	SOFR + 5.50%	10.28%	9/24/2021	9/24/2027			45,650	45,259	45,650	0.12%
Sam Holding Co, Inc.	7414 Circle17 South, Sebring, FL 33876, United States	(4)(5)(7)(11)	P + 4.50%	13.00%	9/24/2021	3/24/2027			7,200	7,006	7,200	0.02%
Sam Holding Co, Inc.	7414 Circle17 South, Sebring, FL 33876, United States	(4)(5)(7)(11)	SOFR + 5.50%	10.12%	9/5/2024	9/24/2027			24,400	24,069	24,038	0.06%
TRP Infrastructure Services, LLC	2411 Minnis Dr, Haltom City, TX 76117, United States	(4)(11)	SOFR + 5.50%	10.24%	7/9/2021	7/9/2027			71,477	70,886	70,780	0.18%
TRP Infrastructure Services, LLC	2411 Minnis Dr, Haltom City, TX 76117, United States	(4)(5)(7)(11)	SOFR + 5.50%	9.99%	12/2/2024	7/9/2027			24,493	24,160	24,148	0.06%

										1,640,347	1,641,971	4.21%
Wireless Telecommunication Services
CCI Buyer, Inc.	300 N. LaSalle St, Suite 5600, Chicago 60602 United States	(10)	SOFR + 4.00%	8.33%	1/7/2021	12/17/2027			20,920	20,910	20,967	0.05%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt - non- controlled/non-affiliated (continued)
Wireless Telecommunication Services (continued)
CyrusOne Revolving Warehouse	2850 N Harwood St., Suite 2200, Dallas, Texas 75201, United States	(4)(5)(6)(7)(8)	SOFR + 3.00%	7.59%		7/12/2024	7/2/2027		76,425	75,257	76,425	0.20%

										96,167	97,392	0.25%

Total First Lien Debt - non-controlled/non-affiliated										61,697,220	61,173,329	157.35%

First Lien Debt - controlled/ affiliated
Chemicals
Pigments Services, Inc.	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6)(11)(16)(17)	SOFR + 8.25%	12.69 PIK	%	4/14/2023	4/14/2029		23,176	15,191	7,699	0.02%
Pigments Services, Inc.	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6)(11)(16)	SOFR + 8.25%	12.69 PIK	%	4/14/2023	4/14/2029		11,317	11,317	11,317	0.03%

										26,508	19,016	0.05%
Insurance
CFCo, LLC (Benefytt Technologies, Inc.)	15438 North Florida Avenue, Suite 201, Tampa, FL 33613, United States	(4)(5)(8)(16)(17)(18)	0.00%	0.00%		9/11/2023	9/13/2038		86,098	12,571	—	0.00%
Daylight Beta Parent, LLC (Benefytt Technologies, Inc.)	15438 North Florida Avenue, Suite 201, Tampa, FL 33613, United States	(4)(5)(8)(16)(17)(18)	10.00%	10.00 PIK	%	9/11/2023	9/12/2033		54,791	49,530	12,744	0.03%

										62,101	12,744	0.03%
Oil, Gas & Consumable Fuels
Pibb Member, LLC	345 Park Avenue, 30th Floor, New York, NY, 10154 United States	(4)(5)(6)(8)(16)	6.41%	6.41%		11/22/2024	11/22/2049		2,250	2,250	2,250	0.01%
Professional Services
Material Holdings, LLC	1900 Avenue of the Stars Ste 1600 19th floor Los Angeles, CA 90067 United States	(4)(5)(7)(10)(16)	SOFR + 6.00%	10.43 (incl. 8.22 PIK	% % )	6/14/2024	8/19/2027		232,743	230,875	232,369	0.60%
Material Holdings, LLC	1900 Avenue of the Stars Ste 1600 19th floor Los Angeles, CA 90067 United States	(4)(5)(10)(16)(17)	SOFR + 6.00%	10.43 PIK	%	6/14/2024	8/19/2027		57,523	57,075	15,566	0.04%

										287,950	247,935	0.64%

Total First Lien Debt - controlled/affiliated										378,809	281,945	0.73%

Total First Lien Debt										62,076,029	61,455,274	158.08%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt
Second Lien Debt - non- controlled/non-affiliated
Aerospace & Defense
Atlas CC Acquisition Corp.	9465 Wilshire Blvd, Suite 300 Beverly Hills, CA 90212 United States	(4)(10)	SOFR + 7.63%	12.40%	5/25/2021	5/25/2029			44,520	44,153	27,380	0.07%
Peraton Corp.	12975 Worldgate Drive, Herndon, VA 20170 United States	(10)	SOFR + 7.75%	12.36%	5/6/2021	2/1/2029			53,259	52,849	43,594	0.11%

										97,002	70,974	0.18%
Commercial Services & Supplies
DG Investment Intermediate Holdings 2, Inc.	One Commerce Drive, Schaumburg, Illinois 60173 United States	(10)	SOFR + 6.75%	11.22%	3/31/2021	3/30/2029			29,464	29,386	29,404	0.08%
OMNIA Partners, LLC	5001 Aspen Grove Drive Franklin, TN 37067, United States	(4)(8)	SOFR + 5.00%	9.62%	5/31/2024	5/31/2032			165,000	164,236	165,000	0.42%

										193,622	194,404	0.50%
Construction & Engineering
Thermostat Purchaser III, Inc.	10 Parkway North Suite 100 Deerfield,IL,60015 United States	(4)(10)	SOFR + 7.25%	11.76%	8/31/2021	8/31/2029			32,783	32,497	32,619	0.08%
Health Care Providers & Services
Canadian Hospital Specialties Ltd.	2060 Winston Park Drive, Suite 400, Oakville, Ontario L6H 5R7 Canada	(4)(6)(8)	8.75%	8.75%	4/15/2021	4/15/2029		CAD	3,800	3,002	2,425	0.01%
CD&R Artemis UK Bidco Ltd.	26 Southampton Buildings, 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(6)(8)	S + 7.50%	12.20%	8/19/2021	8/19/2029		GBP	65,340	87,939	80,572	0.21%
CD&R Artemis UK Bidco Ltd.	26 Southampton Buildings, 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(6)(9)	SOFR + 7.35%	12.10%	12/31/2021	8/19/2029			15,000	14,773	14,475	0.04%
CD&R Artemis UK Bidco Ltd.	26 Southampton Buildings, 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(5)(6)(9)	SOFR + 7.35%	12.10%	3/31/2022	8/19/2029			10,000	9,843	9,650	0.02%
Jayhawk Buyer, LLC	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)(11)	SOFR + 8.75%	13.44%	5/26/2021	10/15/2027			6,537	6,480	6,014	0.02%

										122,037	113,136	0.30%
Health Care Technology
Project Ruby Ultimate Parent Corp	11711 West 79th Street Lenexa, Kansas 62214 United States	(4)(5)(10)	SOFR + 5.25%	9.97%	10/15/2024	3/10/2029			100,934	100,454	100,430	0.26%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt - non- controlled/non-affiliated (continued)
Insurance
SQ ABS Issuer LLC	6800 West 115th Street Suite 2511 Overland Park KS 66211 United States	(4)(6)(8)	9.65%	9.65%	10/11/2024	10/20/2039			14,852	14,661	14,662	0.04%
Interactive Media & Services
Project Boost Purchaser, LLC	11660 Alpharetta Highway Suite 210 Roswell, GA 30076 United States	(8)	SOFR + 5.25%	9.90%	7/16/2024	7/16/2032			44,853	44,641	45,844	0.12%
Speedster Bidco GmbH	Bothestraße 11-15, 81675 München, Germany	(4)(6)(8)	CA + 5.50%	10.47%	12/10/2024	2/13/2032		CAD	681,018	476,792	464,293	1.19%

										521,433	510,137	1.31%
IT Services
Dcert Buyer, Inc.	2801 N Thanksgiving Way #500, Lehi 84043 United States	(8)	SOFR + 7.00%	11.36%	2/19/2021	2/19/2029			60,975	61,099	49,694	0.13%
Inovalon Holdings, Inc.	4321 Collington Rd, Bowie, MD 20716, United States	(4)(10)	SOFR + 10.50%	15.35 PIK %	11/24/2021	11/24/2033			126,551	124,737	126,551	0.33%

										185,836	176,245	0.46%
Life Sciences Tools & Services
Curia Global, Inc.	26 Corporate Circle Albany,NY,12203 United States	(4)(10)	SOFR + 6.50%	11.35%	9/1/2021	8/31/2029			45,977	45,441	41,839	0.11%
LSCS Holdings, Inc.	190 North Milwaukee Street Milwaukee,WI,53202 United States	(9)	SOFR + 8.00%	12.47%	12/16/2021	12/17/2029			40,000	39,627	38,600	0.10%

										85,068	80,439	0.21%
Machinery
Victory Buyer, LLC	50 East 153rd Street Bronx, NY 10451-2104 United States	(4)(9)	SOFR + 7.00%	11.47%	11/19/2021	11/19/2029			24,677	24,517	23,567	0.06%
Media
Houghton Mifflin, LLC	125 High St, Suite 900, Boston, MA 02110, United States	(4)(9)	SOFR + 8.50%	12.86%	4/7/2022	4/8/2030			80,500	79,421	79,695	0.21%
Celestial Saturn Parent, Inc.	40 Pacifica #900, Irvine, CA 92618 United States	(9)	SOFR + 6.50%	10.97%	6/4/2021	6/4/2029			67,488	67,114	66,005	0.17%
Deerfield Dakota Holding, LLC	55 East 52nd Street 31st Floorm Park Avenue Plaza, New York, NY 10055 United States	(10)	SOFR + 6.75%	11.34%	4/22/2021	4/7/2028			14,069	14,056	13,524	0.03%
Sedgwick Claims Management Services, Inc.	8125 Sedgwick Way, Memphis TN 38125 United States	(4)(6)(8)	SOFR + 5.00%	9.59%	7/31/2024	7/31/2032			230,000	227,821	229,425	0.59%
Thevelia US, LLC	Level 15, Manulife Place, 348 Kwun Tong Rd, Ngau Tau Kok, Hong Kong	(4)(6)(9)	SOFR + 6.00%	10.33%	6/17/2022	6/17/2032			182,046	178,321	182,046	0.47%

										487,312	491,000	1.26%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt - non- controlled/non-affiliated (continued)
Software
Boxer Parent Company, Inc.	John Hancock Tower 200 Clarendon Street Boston MA 02116 United States	(8)	SOFR + 5.75%	10.34%	7/30/2024	7/30/2032			45,494	45,385	44,888	0.12%
CB Nike Holdco LLC	David Elazar 12 St’, Tel Aviv-Yaffo, 6107408 Israel	(4)(5)(11)	SOFR + 7.35%	11.87 PIK %	11/25/2024	11/26/2029			216,812	212,530	212,475	0.55%
Cloudera, Inc.	1001 Page Mill Road Building 3 Palo Alto,CA,94304 United States	(9)	SOFR + 6.00%	10.57%	10/8/2021	10/8/2029			66,697	66,365	65,613	0.17%
Delta Topco, Inc.	3111 Coronado Drive in Santa Clara, CA 95054 United States	(8)	SOFR + 5.25%	9.95%	5/1/2024	12/1/2030			87,913	87,517	89,320	0.23%
Flash Charm, Inc.	Brookhollow Ctr III, 2950 Nort Loop Freeway W, Suite 700 Houston TX 77092 United States	(8)	SOFR + 6.75%	11.47%	3/2/2021	3/2/2029			27,051	26,871	26,341	0.07%
Human Security, Inc.	111 W 33rd St 11TH Fl, New York, New York, 10001, United States	(4)(11)	SOFR + 6.75%	11.11%	7/22/2022	7/22/2027			50,000	49,552	47,750	0.12%
Human Security, Inc.	111 W 33rd St 11TH Fl, New York, New York, 10001, United States	(4)(11)	SOFR + 6.75%	11.34%	7/22/2022	7/22/2027			50,000	49,552	47,750	0.12%
IGT Holding II AB	Stureplan 4, Stockholm, 114 35 Sweden	(4)(5)(6)(8)	SOFR + 6.00%	10.77 PIK %	8/13/2024	8/27/2033			121,993	119,647	119,553	0.31%
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States	(4)(9)	SOFR + 6.50%	10.98%	7/30/2021	7/30/2029			31,950	31,696	27,317	0.07%
Maverick Bidco Inc.	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(4)(5)(10)	SOFR + 8.00%	13.34%	12/19/2023	5/18/2029			741	730	732	0.00%
Maverick Bidco Inc.	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(5)(10)	SOFR + 6.75%	11.49%	5/18/2021	5/18/2029			18,000	17,956	17,670	0.05%
OT Luxco 2 S.à r.l.	2-4, rue Beck, L-1222 Luxembourg, Grand Duchy of Luxembourg	(4)(5)(6)(8)	E + 8.75%	11.81 PIK %	10/10/2024	9/30/2029		EUR	31,461	33,911	32,100	0.08%
Project Alpha Intermediate Holding Inc	211 South Gulph Road, Suite 500, King of Prussia, PA 19406 United States	(5)(9)	SOFR + 5.00%	9.52%	11/21/2024	11/21/2032			49,542	49,295	50,348	0.13%
Vision Solutions, Inc.	15300 Barranca Parkway Suite 100 Irvine CA 92618 United States	(10)	SOFR + 7.25%	12.10%	4/23/2021	4/23/2029			41,439	41,267	40,097	0.10%

										832,274	821,954	2.12%
Trading Companies & Distributors
Icebox Holdco III, Inc.	80 Pall Mall, London, SW1Y 5ES, United Kingdom	(9)	SOFR + 6.75%	11.34%	12/22/2021	12/21/2029			14,000	13,912	14,198	0.04%

Total Second Lien Debt - non-controlled/non-affiliated										2,790,046	2,723,460	7.03%

Total Second Lien Debt										2,790,046	2,723,460	7.03%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Unsecured Debt
Unsecured Debt - non- controlled/non-affiliated
Biotechnology
AbbVie Inc	1 N. Waukegan Road, North Chicago, Illinois 60064, United States	(5)(6)(8)	4.80%	4.80%	9/10/2024	3/15/2029			1,000	1,030	1,000	0.00%
Amgen Inc	One Amgen Center Drive, Thousand Oaks, CA 91320, United States	(5)(6)(8)	5.15%	5.15%	9/10/2024	3/2/2028			1,000	1,028	1,008	0.00%
Biogen Inc	225 Binney Street, Cambridge, MA 02142, United States	(5)(6)(8)	2.25%	2.25%	9/10/2024	5/1/2030			1,000	901	865	0.00%
Gilead Sciences Inc	333 Lakeside Drive Foster City, CA 94404, United States	(5)(6)(8)	1.65%	1.65%	9/10/2024	10/1/2030			1,000	872	837	0.00%
Regeneron Pharmaceuticals Inc	777 Old Saw Mill River Road, Tarrytown, NY 10591, United States	(5)(6)(8)	1.75%	1.75%	9/10/2024	9/15/2030			1,000	874	833	0.00%

										4,705	4,543	0.00%
Health Care Equipment & Supplies
Abbott Laboratories	100 Abbott Park Road, Abbott Park, Illinois 60064, United States	(5)(6)(8)	1.40%	1.40%	9/10/2024	6/30/2030			1,000	885	846	0.00%
Alcon Finance Corp	Avenue Louis-Casaï 58, Geneva, Switzerland	(5)(6)(8)	2.60%	2.60%	9/10/2024	5/27/2030			1,000	919	884	0.00%
Becton Dickinson & Co	18-03 NJ-208, Franklin Lakes, NJ 07417, United States	(5)(6)(8)	5.08%	5.08%	9/10/2024	6/7/2029			1,000	1,033	1,007	0.00%
Boston Scientific Corp	300 Boston Scientific Way, Marlborough, MA 01752, United States	(5)(6)(8)	2.65%	2.65%	9/10/2024	6/1/2030			1,000	928	893	0.00%

										3,765	3,630	0.00%
Health Care Technology
Healthcomp Holding Company, LLC	621 Santa Fe Ave. Fresno, CA 93721 United States	(4)(5)(8)	13.75%	13.75 PIK %	11/8/2023	11/8/2031			21,191	20,710	20,926	0.05%
IT Services
PPT Holdings III, LLC	5910 Landerbrook Drive, Mayfield Heights, OH 44124 United States	(4)(5)(8)	12.75%	12.75 PIK %	3/25/2024	3/27/2034			8,555	8,376	8,512	0.02%
Life Sciences Tools & Services
Thermo Fisher Scientific Inc.	168 Third Avenue, Waltham, MA 02451, United States	(5)(6)(8)	5.00%	5.00%	9/10/2024	1/31/2029			1,000	1,036	1,008	0.00%
Machinery
Bidco 76 S.p.A.	Piazza Fontana 6, 20122, Milan Italy	(4)(6)(7)(8)	E + 5.00%	7.71%	12/11/2024	12/10/2031		EUR	125,678	129,371	127,677	0.33%
Pharmaceuticals
Astrazeneca Finance LLC	1 Francis Crick Avenue, Cambridge Biomedical Campus, Cambridge, Cambridgeshire CB2 0AA, United Kingdom	(5)(6)(8)	4.85%	4.85%	9/10/2024	2/26/2029			1,000	1,031	1,002	0.00%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Unsecured Debt - non- controlled/non-affiliated (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb Co	Route 206 & Province Line Road , Princeton, New Jersey 08543, United States	(5)(6)(8)	4.90%	4.90%	9/10/2024	2/22/2029			1,000	1,033	1,005	0.00%
Eli Lilly & Co	893 Delaware St, Indianapolis, IN 46225, United States	(5)(6)(8)	4.20%	4.20%	9/10/2024	8/14/2029			1,000	1,012	979	0.00%
GlaxoSmithKline Capital PLC	79 New Oxford Street, London, England WC1A 1DG, United Kingdom	(5)(6)(8)	3.38%	3.38%	9/10/2024	6/1/2029			1,000	975	946	0.00%
Johnson & Johnson	1 Johnson And Johnson Plaza, New Brunswick, New Jersey, 08933, United States	(5)(6)(8)	4.80%	4.80%	9/10/2024	6/1/2029			1,000	1,042	1,010	0.00%
Merck & Co Inc	126 East Lincoln Avenue P.O. Box 2000. Rahway, NJ 07065, United States	(5)(6)(8)	4.30%	4.30%	9/10/2024	5/17/2030			1,000	1,016	982	0.00%
Novartis Capital Corp	Forum 1, Novartis Campus, Basel, Switzerland	(5)(6)(8)	2.20%	2.20%	9/10/2024	8/14/2030			1,000	916	876	0.00%
Novo Nordisk Finance Netherlands BV	Novo Allé, 2880 Bagsvaerd, Denmark	(5)(6)(8)	3.13%	3.13%	9/10/2024	1/21/2029		EUR	1,000	1,118	1,051	0.00%
Pfizer Inc	66 Hudson Boulevard East, New York, NY, 10001, United States	(5)(6)(8)	1.70%	1.70%	9/10/2024	5/28/2030			1,000	889	852	0.00%
Roche Holdings Inc	Grenzacherstrasse 124, Basel, Switzerland	(5)(6)(8)	4.20%	4.20%	9/10/2024	9/9/2029			1,000	1,008	978	0.00%
Takeda Pharmaceutical Co Ltd	12-10, Nihonbashi 2-chome, Chuo-ku, Tokyo, Japan	(5)(6)(8)	2.05%	2.05%	9/10/2024	3/31/2030			1,000	896	862	0.00%
Teva Pharmaceutical Finance Netherlands III B.V.	Piet Heinkade 107, Amsterdam, Netherlands	(5)(6)(8)	3.15%	3.15%	9/10/2024	10/1/2026			1,000	964	962	0.00%

										11,900	11,505	0.00%

Total Unsecured Debt - non-controlled/non-affiliated										179,863	177,801	0.40%

Total Unsecured Debt										179,863	177,801	0.40%

Structured Finance Obligations
Structured Finance Obligations - Debt Instruments - non- controlled/non-affiliated
Financial Services
522 Funding CLO 2020-6, Ltd.	522 5th Avenue New York,NY,10036 United States	(4)(5)(6)(8)	SOFR + 6.76%	11.39%	11/9/2021	10/23/2034			3,000	3,000	3,008	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations - Debt Instruments - non- controlled/non-affiliated (continued)
Financial Services (continued)
Allegro Clo VIII-S Ltd	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park P.O. Box 1350, Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 8.00%	12.56%	10/3/2024	10/15/2037		2,000	2,000	2,026	0.01%
Allegro CLO XIII Ltd	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park P.O. Box 1350, Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.87%	11.49%	5/25/2021	7/20/2034		2,500	2,452	2,518	0.01%
Allegro Clo XVIII Ltd	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park P.O. Box 1350, Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.36%	10.67%	10/30/2024	1/25/2038		1,225	1,176	1,182	0.00%
Allegro Clo XVIII Ltd	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park P.O. Box 1350, Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 7.50%	11.81%	10/30/2024	1/25/2038		2,225	2,225	2,236	0.01%
Apidos Clo XXV	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 5.35%	9.68%	12/17/2024	1/20/2037		4,000	4,000	4,020	0.01%
Apidos CLO XXXIII	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.61%	11.89%	9/14/2021	10/24/2034		5,000	4,962	5,040	0.01%
Apidos CLO XXXVI	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.21%	10.83%	7/28/2021	7/20/2034		8,500	8,500	8,535	0.02%
ARES LI CLO Ltd	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.25%	10.77%	11/1/2024	10/15/2037		4,000	4,000	4,106	0.01%
Ares Loan Funding VI Ltd	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.40%	11.41%	5/24/2024	7/10/2037		2,000	2,000	2,061	0.01%
Ares Loan Funding VIII Ltd	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 5.25%	9.58%	12/19/2024	1/24/2038		3,000	3,000	3,015	0.01%
Ares LVI CLO Ltd	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 5.35%	9.68%	12/27/2024	1/25/2038		9,000	9,000	9,045	0.02%
Ares LX CLO LTD	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.51%	11.14%	5/6/2021	7/18/2034		5,000	4,979	5,032	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations - Debt Instruments - non- controlled/non-affiliated (continued)
Financial Services (continued)
Ares LXII CLO, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.76%	11.39%	11/18/2021	1/25/2034		9,000	9,000	9,035	0.02%
Bain Capital Credit CLO 2020-4 Ltd	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(5)(6)(8)	SOFR + 7.98%	12.60%	10/11/2023	10/20/2036		5,500	5,350	5,724	0.01%
Bain Capital Credit CLO 2022-6 Ltd	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(5)(6)(8)	SOFR + 6.25%	10.77%	10/25/2024	1/22/2038		2,000	2,000	2,026	0.01%
Bain Capital Credit CLO 2024-3 Ltd	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(5)(6)(8)	SOFR + 6.25%	11.59%	5/16/2024	7/16/2037		2,500	2,500	2,575	0.01%
Balboa Bay Loan Funding 2021-2, Ltd.	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.86%	11.48%	10/20/2021	1/20/2035		7,000	6,946	7,020	0.02%
Balboa Bay Loan Funding 2024-1 Ltd	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.25%	11.60%	5/17/2024	7/20/2037		2,300	2,300	2,338	0.01%
Barings CLO Ltd 2018-II	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(5)(6)(8)	SOFR + 6.90%	12.00%	8/9/2024	7/15/2036		4,000	4,000	4,125	0.01%
Barings Clo Ltd 2019-IV	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(5)(6)(8)	SOFR + 6.40%	11.06%	5/13/2024	7/15/2037		5,000	5,000	5,129	0.01%
Barings CLO Ltd 2021-II	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(5)(6)(8)	SOFR + 6.51%	11.17%	7/14/2021	7/15/2034		6,000	6,000	6,034	0.02%
Barings CLO Ltd 2021-III	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(5)(6)(8)	SOFR + 6.91%	11.54%	11/17/2021	1/18/2035		7,200	7,200	7,110	0.02%
Barings Clo Ltd 2022-II	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(5)(6)(8)	SOFR + 6.90%	11.56%	7/2/2024	7/15/2039		5,000	5,000	5,123	0.01%
Barings CLO Ltd 2023-IV	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(5)(6)(8)	SOFR + 7.59%	12.21%	12/6/2023	1/20/2037		3,000	2,972	3,126	0.01%
Benefit Street Partners CLO XX	190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 7.01%	12.31%	8/9/2021	7/15/2034		6,500	6,500	6,547	0.02%
Benefit Street Partners CLO XXVI Ltd	190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.00%	10.62%	7/3/2024	7/20/2037		3,000	3,000	3,058	0.01%
Benefit Street Partners, LLC BSP 2020-21A	190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.96%	11.62%	8/25/2021	10/15/2034		3,000	2,976	3,022	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations - Debt Instruments - non- controlled/non-affiliated (continued)
Financial Services (continued)
BlueMountain CLO XXIX Ltd	280 Park Ave 12th Floor, New York, NY 10017 United States	(4)(5)(6)(8)	SOFR + 7.12%	11.75%	7/15/2021	7/25/2034		2,750	2,697	2,769	0.01%
Broad River Ltd 2020-1	C/O MaplesFS Limited PO Box 1093, Queensgate House, Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.76%	11.38%	5/17/2021	7/20/2034		7,000	6,956	7,037	0.02%
Carlyle US CLO 2018-4, Ltd.	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.43%	11.30%	7/23/2024	10/17/2037		1,000	971	1,019	0.00%
Carlyle US CLO 2018-4, Ltd.	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 7.86%	12.73%	7/23/2024	10/17/2037		5,000	5,024	5,153	0.01%
Carlyle US CLO 2020-1, Ltd.	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.51%	11.13%	7/14/2021	7/20/2034		11,500	11,500	11,579	0.03%
Carlyle US CLO 2022-4 Ltd	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.75%	11.38%	7/12/2024	7/25/2036		4,000	4,000	4,076	0.01%
Carlyle US CLO 2023-5 Ltd	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 7.90%	12.52%	11/10/2023	1/27/2036		7,000	6,872	7,267	0.02%
Carlyle US CLO 2024-8 Ltd	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 5.50%	9.84%	11/22/2024	1/25/2037		4,000	4,000	4,021	0.01%
Carval CLO V-C, LTD.	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(5)(6)(8)	SOFR + 7.01%	11.67%	11/24/2021	10/15/2034		8,000	7,939	8,076	0.02%
Carval CLO VI-C, LTD.	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(5)(6)(8)	SOFR + 7.33%	11.95%	4/22/2022	4/21/2034		8,750	8,682	8,816	0.02%
Carval Clo VIII-C Ltd	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(5)(6)(8)	SOFR + 7.60%	12.23%	9/13/2024	10/22/2037		2,000	2,000	2,061	0.01%
Carval Clo X-C Ltd	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(5)(6)(8)	SOFR + 6.15%	11.44%	6/13/2024	7/20/2037		3,000	3,000	3,071	0.01%
CarVal CLO XI C Ltd	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(5)(6)(8)	SOFR + 6.35%	11.02%	8/14/2024	10/20/2037		3,000	3,000	3,090	0.01%
CBAM 2017-1 LTD	C/O APPLEBY GLOBAL SERVICES (CAYMAN) LIMITED, 71 FORT STREET, PO BOX 500, GEORGE TOWN, KY1-1106, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.93%	11.27%	11/5/2024	1/20/2038		10,000	9,800	10,052	0.03%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations - Debt Instruments - non- controlled/non-affiliated (continued)
Financial Services (continued)
CBAM 2018-8 Ltd	One Vanderbilt Ave, Suite 3400, New York, NY, 10017 United States	(4)(5)(6)(8)	SOFR + 7.40%	12.06%	5/10/2024	7/15/2037		4,000	4,000	4,095	0.01%
CBAM 2018-8 Ltd	One Vanderbilt Ave, Suite 3400, New York, NY, 10017 United States	(4)(5)(6)(8)	SOFR + 6.37%	11.03%	5/10/2024	7/15/2037		1,000	963	1,003	0.00%
CIFC Funding 2019-III, Ltd.	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 7.06%	11.71%	8/16/2021	10/16/2034		8,000	8,000	8,066	0.02%
Dryden 112 CLO, Ltd.	3 Gateway Center 14th Floor Newark,NJ,7102 United States	(4)(5)(6)(8)	SOFR + 7.75%	12.27%	11/9/2023	11/15/2036		4,900	4,793	4,943	0.01%
Dryden 78 CLO Ltd	3 Gateway Center 14th Floor Newark,NJ,7102 United States	(4)(5)(6)(8)	SOFR + 7.70%	12.35%	4/4/2024	4/17/2037		4,000	4,000	4,080	0.01%
Dryden 78 CLO Ltd	3 Gateway Center 14th Floor Newark,NJ,7102 United States	(4)(5)(6)(8)	SOFR + 6.63%	11.28%	4/4/2024	4/17/2037		1,000	978	1,013	0.00%
Dryden 95 CLO, Ltd.	3 Gateway Center 14th Floor Newark,NJ,7102 United States	(4)(5)(6)(8)	SOFR + 6.41%	11.54%	7/29/2021	8/20/2034		8,000	8,000	7,759	0.02%
Eaton Vance CLO 2019-1 Ltd	One Post Office Square Boston, MA 02110, United States	(4)(5)(6)(8)	SOFR + 6.40%	11.06%	5/9/2024	7/15/2037		5,000	5,000	5,134	0.01%
Elmwood CLO 22 Ltd	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(4)(5)(6)(8)	SOFR + 6.50%	11.15%	2/8/2023	4/17/2036		3,500	3,467	3,444	0.01%
Elmwood CLO 30 Ltd	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(4)(5)(6)(8)	SOFR + 7.25%	12.55%	5/22/2024	7/17/2037		4,500	4,502	4,507	0.01%
Flatiron RR CLO 22, LLC	51 Madison Avenue 2nd Floor New York,NY,10010 United States	(4)(5)(6)(8)	SOFR + 6.46%	11.02%	9/27/2021	10/15/2034		5,000	5,000	5,042	0.01%
Fort Washington CLO 2021-2, Ltd.	303 Broadway Suite 1200 Cincinnati,OH,45202 United States	(4)(5)(6)(8)	SOFR + 6.87%	11.49%	8/4/2021	10/20/2034		13,000	12,885	13,054	0.03%
Galaxy 30 CLO Ltd	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(5)(6)(8)	SOFR + 5.90%	10.30%	12/9/2024	1/15/2038		5,000	5,000	5,026	0.01%
Galaxy XXV CLO, Ltd.	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(5)(6)(8)	SOFR + 6.50%	11.13%	4/19/2024	4/25/2036		4,000	4,000	4,052	0.01%
Galaxy 32 CLO Ltd	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(5)(6)(8)	SOFR + 7.33%	11.95%	9/22/2023	10/20/2036		2,140	2,121	2,183	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations - Debt Instruments - non- controlled/non-affiliated (continued)
Financial Services (continued)
Goldentree Loan Management US Clo 15 Ltd	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.50%	11.12%	8/18/2023	10/20/2036		6,500	6,443	6,683	0.02%
GoldenTree Loan Management US CLO 16 Ltd	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 8.50%	13.12%	11/15/2023	1/20/2034		4,000	3,993	4,010	0.01%
Goldentree Loan Management US Clo 18 Ltd	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 8.50%	13.12%	10/20/2023	1/20/2037		5,000	4,935	5,085	0.01%
GoldenTree Loan Management US CLO 23 Ltd	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 7.75%	12.10%	11/26/2024	1/20/2039		3,500	3,472	3,264	0.01%
Gulf Stream Meridian 7, Ltd.	4350 Congress Street, Charlotte, NC 28209 United States	(4)(5)(6)(8)	SOFR + 6.85%	11.50%	2/18/2022	7/15/2035		5,000	4,960	5,019	0.01%
Halseypoint Clo 5, Ltd.	C/O Walkers Fiduciary Limited 190 Elgin Avenue Grand Cayman George Town, KY1-9008 KY	(4)(5)(6)(8)	SOFR + 7.20%	11.71%	11/19/2021	1/30/2035		9,500	9,354	9,544	0.02%
HPS Loan Management 15-2019 Ltd	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park, PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.80%	11.64%	2/8/2022	1/22/2035		4,000	3,969	4,028	0.01%
HPS Loan Management 2024-20 Ltd	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park, PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.20%	11.54%	5/15/2024	7/25/2037		2,000	2,000	2,010	0.01%
Invesco CLO 2022-3 Ltd	331 Spring Street NW, Suite 2500 Atlanta, GA 30309, United States	(4)(5)(6)(8)	SOFR + 6.75%	11.38%	9/30/2024	10/22/2037		3,500	3,485	3,571	0.01%
Jamestown CLO XIV, Ltd.	280 Park Avenue New York,NY,10017 United States	(4)(5)(6)(8)	SOFR + 7.46%	12.08%	9/23/2021	10/20/2034		10,000	9,848	10,057	0.03%
Jamestown CLO XV, Ltd.	280 Park Avenue New York,NY,10017 United States	(4)(5)(6)(8)	SOFR + 7.06%	11.72%	5/28/2024	7/15/2035		3,000	2,972	3,021	0.01%
Magnetite XXXII Ltd	WALKERS FIDUCIARY LIMITED 190 Elgin Avenue, George Town George Town, KY1-9008 KY	(4)(5)(6)(8)	SOFR + 6.90%	11.56%	3/7/2022	4/15/2035		5,000	5,000	5,036	0.01%
MidOcean Credit CLO XIII Ltd	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(5)(6)(8)	SOFR + 7.80%	12.42%	11/16/2023	1/21/2037		9,500	9,150	9,841	0.03%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations - Debt Instruments - non- controlled/non-affiliated (continued)
Financial Services (continued)
MidOcean Credit CLO XIV Ltd	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(5)(6)(8)	SOFR + 7.40%	12.06%	2/15/2024	4/15/2037		3,500	3,500	3,559	0.01%
MidOcean Credit CLO XI Ltd	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(5)(6)(8)	SOFR + 6.00%	10.32%	11/25/2024	1/18/2036		2,000	2,000	2,010	0.01%
Morgan Stanley Eaton Vance Clo 2021-1, Ltd.	71 Fort Street PO Box 500 Grand Cayman George Town, KY1-1106 KY	(4)(5)(6)(8)	SOFR + 7.01%	11.57%	9/24/2021	10/20/2034		6,500	6,500	6,528	0.02%
Morgan Stanley Eaton Vance CLO 2023-19A Ltd	71 Fort Street PO Box 500 Grand Cayman George Town, KY1-1106 KY	(4)(5)(6)(8)	SOFR + 6.10%	10.67%	10/16/2024	10/20/2037		2,200	2,200	2,274	0.01%
Neuberger Berman Loan Advisers CLO 38, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.51%	11.13%	9/27/2021	10/20/2035		11,000	11,000	11,057	0.03%
Neuberger Berman Loan Advisers CLO 30, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 5.15%	9.44%	12/23/2024	1/20/2039		3,500	3,500	3,518	0.01%
Northwoods Capital XI-B Ltd	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 7.35%	11.97%	7/3/2024	7/19/2037		3,412	3,356	3,412	0.01%
Oaktree CLO 2019-3 Ltd	333 South Grand Ave, 28th Floor, Los Angeles, CA 90071 United States	(4)(5)(6)(8)	SOFR + 6.75%	11.28%	10/24/2024	1/20/2038		5,000	5,000	5,112	0.01%
OCP CLO 2021-22, Ltd.	c/o Ocorian Trust (Cayman) Limited Windward 3, Regatta Office Park PO Box 1350 Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 5.75%	10.27%	10/18/2024	10/20/2037		2,000	2,000	2,024	0.01%
OCP CLO 2020-18 Ltd	c/o Ocorian Trust (Cayman) Limited Windward 3, Regatta Office Park PO Box 1350 Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.25%	11.38%	7/30/2024	7/20/2037		1,000	1,000	1,029	0.00%
OCP CLO 2017-13 Ltd	c/o Ocorian Trust (Cayman) Limited Windward 3, Regatta Office Park PO Box 1350 Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 5.90%	10.42%	11/5/2024	11/26/2037		5,000	5,000	5,154	0.01%
Octagon 55, Ltd	250 Park Avenue 15th Floor New York,NY,10177 United States	(4)(5)(6)(8)	SOFR + 6.76%	11.38%	7/1/2021	7/20/2034		11,000	10,899	10,834	0.03%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations - Debt Instruments - non- controlled/non-affiliated (continued)
Financial Services (continued)
Octagon Investment Partners 41, Ltd.	250 Park Avenue 15th Floor New York,NY,10177 United States	(4)(5)(6)(8)	SOFR + 7.39%	12.05%	9/24/2021	10/15/2033		2,500	2,491	2,513	0.01%
Onex Credit Partners OCP 2020-19A	c/o Ocorian Trust (Cayman) Limited Windward 3, Regatta Office Park PO Box 1350 Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.76%	11.38%	8/6/2021	10/20/2034		4,250	4,103	4,279	0.01%
Orion CLO 2024-4 LTD	C/O APPLEBY GLOBAL SERVICES (CAYMAN) LIMITED PO BOX 500, 71 FORT STREET, GRAND CAYMAN, KY1-1106 CAYMAN ISLANDS	(4)(5)(6)(8)	SOFR + 6.00%	10.49%	10/25/2024	10/20/2037		5,000	5,000	5,023	0.01%
Palmer Square CLO 2015-1, Ltd.	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.76%	11.28%	5/25/2021	5/21/2034		2,000	1,926	2,009	0.01%
Palmer Square CLO 2019-1, Ltd.	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.76%	11.28%	11/16/2021	11/14/2034		13,000	13,003	13,072	0.03%
Palmer Square CLO 2022-1, Ltd.	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.35%	10.97%	1/24/2022	4/20/2035		2,500	2,500	2,515	0.01%
Palmer Square CLO 2023-3 Ltd	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 7.83%	12.45%	11/17/2023	1/20/2037		10,000	9,908	10,345	0.03%
Parallel 2020-1 Ltd	2002 North Tampa Street, Suite 200, Tampa, FL 33602 United States	(4)(5)(6)(8)	SOFR + 6.76%	11.38%	6/14/2021	7/20/2034		3,500	3,439	3,510	0.01%
Park Avenue Institutional Advisers CLO Ltd 2022-1	10 Hudson Yards New York, NY, 10001-2157 United States	(4)(5)(6)(8)	SOFR + 7.29%	11.91%	2/11/2022	4/20/2035		6,000	5,858	6,024	0.02%
Pikes Peak CLO 10	C/O TMF (Cayman) Ltd. 2nd Floor The Grand Pavilion Commercial Centre 802 West Bay Road, Grand Cayman, KY1-1003 Cayman Islands	(4)(5)(6)(8)	SOFR + 5.90%	10.29%	11/22/2024	1/22/2038		5,000	5,000	5,026	0.01%
Pikes Peak Clo 17 Ltd	C/O TMF (Cayman) Ltd. 2nd Floor The Grand Pavilion Commercial Centre 802 West Bay Road, Grand Cayman, KY1-1003 Cayman Islands	(4)(5)(6)(8)	SOFR + 5.75%	10.27%	11/1/2024	1/15/2038		4,000	4,000	4,019	0.01%
Pikes Peak CLO 3	C/O TMF (Cayman) Ltd. 2nd Floor The Grand Pavilion Commercial Centre 802 West Bay Road, Grand Cayman, KY1-1003 Cayman Islands	(4)(5)(6)(8)	SOFR + 6.87%	11.50%	8/13/2021	10/25/2034		3,000	3,010	3,021	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations - Debt Instruments - non- controlled/non-affiliated (continued)
Financial Services (continued)
Pikes Peak CLO 5	C/O TMF (Cayman) Ltd. 2nd Floor The Grand Pavilion Commercial Centre 802 West Bay Road, Grand Cayman, KY1-1003 Cayman Islands	(4)(5)(6)(8)	SOFR + 6.90%	11.51%	9/19/2024	10/20/2037		1,000	1,000	1,014	0.00%
Pikes Peak CLO 8	C/O TMF (Cayman) Ltd. 2nd Floor The Grand Pavilion Commercial Centre 802 West Bay Road, Grand Cayman, KY1-1003 Cayman Islands	(4)(5)(6)(8)	SOFR + 5.75%	10.04%	12/19/2024	1/20/2038		1,000	1,000	1,005	0.00%
Post CLO 2021-1, Ltd.	C/O MAPLESFS LIMITED PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.71%	11.37%	7/30/2021	10/15/2034		6,000	6,000	6,042	0.02%
Post CLO 2022-1, Ltd.	C/O MAPLESFS LIMITED PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.75%	11.37%	2/15/2022	4/20/2035		5,000	4,981	5,019	0.01%
Post CLO 2024-1, Ltd.	C/O MAPLESFS LIMITED PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.80%	11.42%	2/6/2024	4/20/2037		2,500	2,500	2,570	0.01%
PPM CLO 4, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.76%	11.39%	9/29/2021	10/18/2034		6,775	6,775	6,384	0.02%
PPM CLO 5, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.76%	11.39%	9/17/2021	10/18/2034		4,800	4,800	4,659	0.01%
Rad CLO 14, Ltd.	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(5)(6)(8)	SOFR + 6.76%	11.42%	11/2/2021	1/15/2035		6,750	6,752	6,781	0.02%
Rad CLO 16 Ltd	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(5)(6)(8)	SOFR + 6.50%	11.16%	5/3/2024	7/15/2037		5,000	5,001	5,055	0.01%
Rad CLO 17 Ltd	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(5)(6)(8)	SOFR + 6.25%	10.77%	11/5/2024	1/20/2038		5,000	5,000	5,014	0.01%
Rad CLO 22 Ltd	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(5)(6)(8)	SOFR + 7.73%	12.35%	10/27/2023	1/20/2037		7,500	7,294	7,743	0.02%
Rad CLO 25 Ltd	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(5)(6)(8)	SOFR + 6.00%	11.34%	5/16/2024	7/20/2037		3,000	3,000	3,071	0.01%
Rad CLO 3 Ltd	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(5)(6)(8)	SOFR + 5.88%	10.54%	6/18/2024	7/15/2037		2,715	2,663	2,727	0.01%
Rad CLO 3 Ltd	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(5)(6)(8)	SOFR + 7.00%	11.66%	6/18/2024	7/15/2037		2,715	2,715	2,777	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations - Debt Instruments - non- controlled/non-affiliated (continued)
Financial Services (continued)
Rad CLO 9 Ltd	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(5)(6)(8)	SOFR + 5.75%	10.07%	12/19/2024	1/15/2038		3,000	3,000	3,015	0.01%
Regatta IX Funding Ltd.	c/o Ocorian Trust (Cayman) Limited, Windward 3, George Town KY1-1108, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.83%	11.48%	4/10/2024	4/17/2037		3,820	3,905	3,886	0.01%
Regatta XXI Funding Ltd	c/o Ocorian Trust (Cayman) Limited, Windward 3, George Town KY1-1108, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.25%	10.77%	11/5/2024	10/15/2037		4,000	4,000	4,032	0.01%
Regatta XXII Funding Ltd	c/o Ocorian Trust (Cayman) Limited, Windward 3, George Town KY1-1108, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.15%	10.77%	10/10/2024	7/20/2035		2,000	2,000	2,008	0.01%
RR 19, Ltd.	C/O Walkers Fiduciary Limited 190 Elgin Avenue Grand Cayman George Town, KY1-9008 KY	(4)(5)(6)(8)	SOFR + 6.76%	12.06%	9/24/2021	10/15/2035		3,000	3,000	3,023	0.01%
RR 20, Ltd.	C/O Walkers Fiduciary Limited 190 Elgin Avenue Grand Cayman George Town, KY1-9008 KY	(4)(5)(6)(8)	SOFR + 7.25%	11.91%	4/6/2022	7/15/2037		4,000	3,967	4,020	0.01%
Sagard-Halseypoint Clo 8 Ltd	C/O Walkers Fiduciary Limited, 190 Elgin Avenue, Grand Cayman, George Town, KY1-9008, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.84%	11.18%	12/2/2024	1/30/2038		2,000	1,980	2,010	0.01%
Sound Point CLO XXVII, Ltd.	375 Park Avenue 33rd Floor New York,NY,10152 United States	(4)(5)(6)(8)	SOFR + 6.82%	11.45%	10/1/2021	10/25/2034		5,000	4,925	4,623	0.01%
Symphony CLO 34-PS Ltd.	555 California St San Francisco, CA 94104 United States	(4)(5)(6)(8)	SOFR + 8.15%	12.78%	7/13/2023	7/24/2036		4,000	3,929	4,128	0.01%
Symphony CLO 44 Ltd	555 California St San Francisco, CA 94104 United States	(4)(5)(6)(8)	SOFR + 6.15%	11.50%	5/20/2024	7/14/2037		2,500	2,500	2,553	0.01%
Trestles CLO IV, Ltd.	C/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park PO Box 1350 George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.51%	11.13%	7/12/2021	7/21/2034		8,000	8,000	8,039	0.02%
Trinitas CLO XVI Ltd	60 East 42nd Street Suite 3014 New York, NY 10165, United States	(4)(5)(6)(8)	SOFR + 7.26%	11.88%	6/14/2021	7/20/2034		5,000	4,836	4,774	0.01%
Vibrant CLO IV-R Ltd	747 3rd Avenue 38th Floor New York,NY,10017 United States	(4)(5)(6)(8)	SOFR + 7.90%	12.49%	9/19/2024	10/20/2037		1,000	970	962	0.00%
Vibrant CLO XII Ltd.	747 3rd Avenue 38th Floor New York,NY,10017 United States	(4)(5)(6)(8)	SOFR + 6.94%	11.56%	5/16/2024	4/20/2034		2,695	2,604	2,675	0.01%
Vibrant CLO XIII, Ltd	747 3rd Avenue 38th Floor New York,NY,10017 United States	(4)(5)(6)(8)	SOFR + 7.59%	12.11%	11/1/2024	1/15/2038		3,250	3,218	3,266	0.01%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations - Debt Instruments - non- controlled/non-affiliated (continued)
Financial Services (continued)
Voya CLO 2019-4, Ltd.	230 Park Avenue, New York, NY 10169	(4)(5)(6)(8)	SOFR + 6.97%	11.62%	12/14/2021	1/15/2035		8,250	8,123	8,294	0.02%
Voya CLO 2020-2, Ltd.	230 Park Avenue, New York, NY 10169	(4)(5)(6)(8)	SOFR + 6.66%	11.28%	8/6/2021	7/19/2034		5,000	4,924	5,000	0.01%

Total Structured Finance Obligations - Debt Instruments - non-controlled/non-affiliated									582,324	590,509	1.58%
Structured Finance Obligations - Equity Instruments - non- controlled/non-affiliated
Financial Services
Birch Grove CLO 11 Ltd - Subordinated Notes	C/O MaplesFS Limited, PO Box 1093, Queensgate House, George Town, KY1-1102, Cayman Islands	(4)(6)	Estimated Yield:	11.01%	11/15/2024	1/22/2038	26.7%	11,000,000	11,000	11,000	0.03%
Elmwood CLO II Ltd - Subordinated Notes	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(4)(6)	Estimated Yield:	15.82%	11/21/2024	4/20/2034	10.1%	8,650,000	5,981	6,132	0.02%
Galaxy 34 CLO Ltd - Subordinated Notes	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(6)	Estimated Yield:	14.32%	9/26/2024	10/20/2037	51.9%	20,000,000	18,500	18,446	0.05%
MidOcean Credit CLO XV Ltd - Subordinated Notes	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(6)	Estimated Yield:	14.20%	5/10/2024	7/21/2037	11.3%	5,000,000	3,550	3,402	0.01%
New Mountain CLO 6 Ltd - Subordinated Notes	1633 Broadway, 48th Floor, New York, NY 10019, United States	(4)(6)	Estimated Yield:	13.24%	8/23/2024	10/15/2037	49.5%	18,750,000	16,051	16,346	0.04%
New Mountain CLO 6 Ltd - Subordinated Notes	1633 Broadway, 48th Floor, New York, NY 10019, United States	(4)(6)			8/23/2024	10/15/2037	49.5%	1,875,000	0	411	0.00%
Pikes Peak CLO 10 - Subordinated Notes	C/O TMF (Cayman) Ltd. 2nd Floor The Grand Pavilion Commercial Centre 802 West Bay Road, Grand Cayman, KY1-1003 Cayman Islands	(4)(6)	Estimated Yield:	17.27%	12/10/2024	1/22/2038	14.6%	5,200,000	3,310	3,309	0.01%
Rad CLO 25 Ltd - Subordinated Notes	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(6)	Estimated Yield:	14.36%	5/16/2024	7/20/2037	13.2%	5,000,000	4,317	4,269	0.01%
RAD CLO 26 Ltd - Subordinated Notes	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(6)	Estimated Yield:	15.87%	8/7/2024	10/20/2037	14.9%	7,180,000	6,156	6,440	0.02%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations - Equity Instruments - non- controlled/non-affiliated (continued)
Financial Services (continued)
RAD CLO 2024-2 WH Ltd - Units	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(6)(7)	Estimated Yield:	15.44%	12/11/2024	1/15/2038	32.8%	14,800,600	14,801	14,801	0.04%
Signal Peak CLO 11 Ltd - Subordinated Notes	605 Post Oak Place Dr Ste 100, Houston, Texas, 77027, United States	(4)(6)	Estimated Yield:	13.87%	6/5/2024	7/18/2037	13.4%	5,000,000	4,450	4,865	0.01%
Signal Peak CLO 14 Ltd - Subordinated Notes	605 Post Oak Place Dr Ste 100, Houston, Texas, 77027, United States	(4)(6)	Estimated Yield:	16.24%	12/20/2024	1/22/2038	65.0%	26,000,000	20,345	20,735	0.05%
Sixth Street CLO 27 Ltd - Subordinated Notes	1 Letterman Drive, Building B/Yoda Fountain, San Francisco, CA 94129, United States	(4)(6)	Estimated Yield:	12.25%	11/1/2024	1/17/2038	33.0%	16,500,000	13,430	13,794	0.04%
Sixth Street CLO XXI Ltd - Subordinated Notes	1 Letterman Drive, Building B/Yoda Fountain, San Francisco, CA 94129, United States	(4)(6)	Estimated Yield:	15.03%	9/29/2022	10/15/2035	18.8%	8,000,000	5,759	6,562	0.02%
Vibrant CLO XVI, Ltd - Subordinated Notes	747 3rd Avenue 38th Floor New York, NY, 10017 United States	(4)(6)	Estimated Yield:	16.75%	4/14/2023	4/15/2036	32.4%	12,000,000	9,600	10,627	0.03%

Total Structured Finance Obligations - Equity Instruments - non-controlled/non-affiliated									137,250	141,139	0.38%

Total Structured Finance Obligations - non-controlled/non-affiliated									719,574	731,648	1.96%

Total Structured Finance Obligations									719,574	731,648	1.96%

Equity and other
Equity - non-controlled/non- affiliated
Aerospace & Defense
Atlas Intermediate Holding, LLC - Preferred Interest	9465 Wilshire Blvd, Suit 300 Beverly Hills, California 90212 United States	(4)		11.00%	5/24/2021		84.0%	34,238,400	33,725	24,309	0.06%
Loar Holdings Inc. - Common Equity	450 Lexington Avenue, New York, NY 10017 United States	(6)			4/25/2024		7.1%	886,564	12,283	65,526	0.17%
Micross Topco, Inc. - Common Equity	1050 Perimeter Road, Manchester, NH 03103 United States	(4)			3/28/2022		0.0%	116	125	181	0.00%

									46,133	90,016	0.23%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity - non-controlled/non- affiliated (continued)
Air Freight & Logistics
AGI Group Holdings LP - Class A-2 Common Units	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156-7858 United States	(4)			6/11/2021		55.8%	1,674	1,674	2,302	0.01%
Mode Holdings, L.P. - Class A-2 Common Units	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)			1/7/2021		1.8%	1,076,923	1,077	937	0.00%
Red Griffin ParentCo, LLC - Class A Common Units	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)			11/27/2024		74.4%	13,857	58,838	46,923	0.12%

									61,589	50,162	0.13%
Biotechnology
Moderna Inc - Common Stock	325 Binney St, Cambridge, MA 02142, United States	(6)			9/12/2024		100.0%	12,613	983	524	0.00%
Capital Markets
Resolute Investment Managers, Inc. - Common Equity	220 E. Las Colinas Blvd., Suite 1200, Irving, Texas 75039 United States				12/29/2023		14.7%	48,476	1,212	376	0.00%
Commercial Services & Supplies
Genstar Neptune Blocker, LLC - Blocker Units	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			12/2/2024		66.9%	3,982	6,280	6,136	0.02%
Genstar Neptune Blocker, LLC - Class Z Units	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			12/2/2024		66.9%	1,041	1,482	1,444	0.00%
Genstar Neptune Blocker, LLC - Blocker Note	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			12/2/2024		66.8%	159,782	160	160	0.00%
GTCR Investors LP - Class A-1 Common Units	1501 Yamato Road, Boca Raton, FL 33431 United States	(4)			9/29/2023		9.9%	893,584	894	972	0.00%
GTCR/Jupiter Blocker, LLC - Class Z Units	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			12/2/2024		66.9%	749	1,067	1,040	0.00%
GTCR/Jupiter Blocker, LLC - Blocker Note	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			12/2/2024		66.8%	115,036	115	115	0.00%
Jupiter Ultimate Holdings, LLC - Class A Common Units	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			11/8/2024		67.0%	3	2	2	0.00%
Jupiter Ultimate Holdings, LLC - Class B Common Units	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			11/8/2024		66.9%	5,082	3,981	3,805	0.01%
Jupiter Ultimate Holdings, LLC - Class C Common Units	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)			11/8/2024		66.9%	5,084,731	4,037	4,029	0.01%

									18,018	17,703	0.04%
Distributors
Box Co-Invest Blocker, LLC - (BP Alpha Holdings, L.P.) - Class A Units	2650 Galvin Dr, Elgin, IL 60124, United States	(4)			12/10/2021		55.1%	3	3,308	0	0.00%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity - non-controlled/non- affiliated (continued)
Distributors (continued)
Box Co-Invest Blocker, LLC - (BP Alpha Holdings, L.P.) - Class C Preferred Units	2650 Galvin Dr, Elgin, IL 60124, United States	(4)			7/12/2023		55.1%	1	390	75	0.00%

									3,698	75	0.00%
Diversified Consumer Services
Cambium Holdings, LLC - Senior Preferred Interest	17855 North Dallas Parkway, Suite 400, Dallas, TX 75287, United States	(4)		11.50%	8/3/2021		6.1%	29,194,330	28,735	41,705	0.11%
DTA LP - Class A Common Units	7430 East Caley Ave, Suite 320E, Centennial, CO 80111 United States	(4)			3/25/2024		5.8%	2,612,843	2,613	2,613	0.01%

									31,348	44,318	0.12%
Diversified Telecommunication Services
Point Broadband Holdings, LLC - Class A Common Units	3120 Fredrick Rd., Suite E, Opelika, Alabama 36801, United States	(4)			10/1/2021		4.1%	12,870	10,915	12,040	0.03%
Point Broadband Holdings, LLC - Class B Common Units	3120 Fredrick Rd., Suite E, Opelika, Alabama 36801, United States	(4)			10/1/2021		4.1%	685,760	1,955	2,098	0.01%
Point Broadband Holdings, LLC - Class Additional A Common Units	3120 Fredrick Rd., Suite E, Opelika, Alabama 36801, United States	(4)			3/24/2022		4.1%	2,766	2,346	2,588	0.01%
Point Broadband Holdings, LLC - Class Additional B Common Units	3120 Fredrick Rd., Suite E, Opelika, Alabama 36801, United States	(4)			3/24/2022		4.1%	147,380	420	451	0.00%

									15,636	17,177	0.05%
Electronic Equipment, Instruments & Components
NSI Parent, LP - Class A Common Units	13235 Reese Boulevard, West Huntersville, NC 28078 United States	(4)			12/23/2024		60.9%	3,272,884	3,273	3,273	0.01%
Spectrum Safety Solutions Purchaser, LLC - Common Equity	13995 Pasteur Blvd., Palm Beach Gardens, FL 33418, United States	(4)(6)			7/1/2024		75.9%	22,774,695	22,775	22,775	0.06%

									26,048	26,048	0.07%
Financial Services
THL Fund IX Investors (Plymouth II), LP - LP Interest	545 Boylston Street, 6th Floor, Boston, MA 02116 United States	(4)			8/31/2023		33.3%	666,667	667	909	0.00%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity - non-controlled/non- affiliated (continued)
Health Care Equipment & Supplies
GCX Corporation Group Holdings, L.P. - Class A-2 Units	3875 Cypress Drive, Petaluma, CA 94954, United States	(4)			9/10/2021		90.0%		4,853	4,853	2,621	0.01%
Health Care Providers & Services
AVE Holdings I Corp. - Series A-1 Preferred Shares	520 Madison Avenue, New York, NY 10022 United States	(4)		11.50%	2/25/2022		8.1%		12,237,213	11,870	13,277	0.03%
CD&R Artemis Holdco 2 Limited - Preferred Shares	26 Southampton Buildings 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(6)		10.00%	8/19/2021		40.0%	GBP	33,000,000	43,662	53,847	0.14%
CD&R Ulysses Equity Holdings, L.P. - Common Shares	375 Park Avenue 18th Floor New York,NY,10152 United States	(4)(6)			8/19/2021		40.0%		6,000,000	6,090	5,100	0.01%
Jayhawk Holdings, LP - Class A-1 Common Units	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)			5/26/2021		0.4%		12,472	2,220	448	0.00%
Jayhawk Holdings, LP - Class A-2 Common Units	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)			5/26/2021		0.4%		6,716	1,195	129	0.00%
Maia Aggregator, L.P. - Class A Units	One World Trade Center 285 Fulton Street, 84th Floor New York, NY 10007 United States	(4)			2/1/2022		98.5%		19,700,000	19,700	15,563	0.04%
NC Eve, L.P. - LP Interest	26 Esplanade, St Helier, Jersey JE4 8PS, Jersey	(4)(6)			2/22/2022		50.0%	GBP	2,500,000	3,398	1,095	0.00%
WHCG Purchaser, Inc. - Class A Common Units	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)			8/2/2024		65.0%		10,966,377	0	0	0.00%

										88,135	89,459	0.22%
Health Care Technology
Azalea Parent Corp - Series A-1 Preferred Shares	4150 International Plaza Suite 900 Fort Worth, TX 76109, United States	(4)		12.75%	4/30/2024		17.9%		91,500	89,213	100,193	0.26%
Caerus Midco 2 S.à r.l. - Additional Vehicle Units	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)			10/28/2022		3.3%		988,290	988	109	0.00%
Caerus Midco 2 S.à r.l. - Vehicle Units	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)			5/25/2022		16.5%		4,941,452	4,941	4,596	0.01%
Healthcomp Holding Company, LLC - Preferred Interest	621 Santa Fe Ave. Fresno, CA 93721 United States	(4)		6.00%	11/8/2023		7.3%		18,035	1,804	1,659	0.00%

										96,946	106,557	0.27%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity - non-controlled/non- affiliated (continued)
Insurance
RSC Topco, Inc. - Preferred Shares	160 Federal Street, Boston, MA 02110 United States	(4)		13.25%	8/14/2023		0.1%	100	97	119	0.00%
SelectQuote Inc. - Warrants	6800 West 115th Street Suite 2511 Overland Park KS 66211 United States	(4)(6)			10/11/2024		75.1%	2,204,746	0	1,619	0.00%
Shelf Holdco Ltd - Common Equity	Level 42, 22 Bishopsgate London, EC2N 4BQ United Kingdom	(4)(6)			12/30/2022		1.0%	1,300,000	1,300	4,875	0.01%

									1,397	6,613	0.01%
IT Services
NC Ocala Co-Invest Beta, L.P. - LP Interest	4321 Collington Rd, Bowie, MD 20716, United States	(4)			11/12/2021		31.7%	25,687,196	25,687	30,311	0.08%
Life Sciences Tools & Services
Falcon Top Parent, LLC - Class A Common Units	3675 Green Level Road West, Suite 208, Apex, NC 27523 United States	(4)			11/6/2024		59.2%	4,440,995	4,441	4,441	0.01%
Professional Services
OHCP V TC COI, LP. - LP Interest	330 7th Ave, New York, NY 10001 United States	(4)			6/29/2021		65.0%	6,500,000	6,500	15,015	0.04%
Tricor Horizon - LP Interest	11 Middle Neck Road, Great Neck, New York NY 11021 United States	(4)(6)			6/13/2022		70.0%	14,518,955	14,641	15,390	0.04%
Trinity Air Consultants Holdings Corp - Common Units	330 7th Ave, New York, NY 10001 United States	(4)			6/12/2024		65.0%	4,797	5	11	0.00%
Victors CCC Topco, LP - Common Equity	251 Little Falls Drive. Wilmington, DE 19808 United States	(4)			6/1/2022		96.0%	9,600,000	9,600	16,800	0.04%

									30,746	47,216	0.12%
Real Estate Management & Development
Community Management Holdings Parent, LP - Series A Preferred Units	8360 East Via de Ventura, Building L, #100, Scottsdale, AZ 85258 United States	(4)		8.00%	11/1/2024		59.5%	1,783,823	1,784	1,784	0.00%
Software
AI Titan Group Holdings, LP - Class A-2 Common Units	4601 Six Forks Road, Suite 220, Raleigh, NC 27609, United States	(4)			8/28/2024		88.9%	1,103	1,103	1,145	0.00%
Connatix Parent, LLC - Class L Common Units	666 Broadway, 10th Floor, New York, NY 10012, United States	(4)			7/14/2021		69.4%	126,136	1,388	628	0.00%
Descartes Holdings, Inc - Class A Common Stock	777 108th Ave NE, Bellevue, WA 98004, United States	(4)			10/9/2023		81.2%	937,585	4,060	66	0.00%
Expedition Holdco, LLC - Common Units	101 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104, United States	(4)			2/24/2022		81.0%	810,810	810	552	0.00%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity - non-controlled/non- affiliated (continued)
Software (continued)
Knockout Intermediate Holdings I, Inc. - Perpetual Preferred Stock	100 West Whitehall Avenue Northlake, IL 60164 United States	(4)	SOFR + 10.75%	15.03%	6/23/2022		49.0%	49,020	47,795	69,363	0.18%
Lobos Parent, Inc. - Series A Preferred Shares	206 S Earl St # 394, Schaller, Iowa, United States	(4)		10.50%	11/30/2021		85.6%	45,090	43,963	58,392	0.15%
Mandolin Technology Holdings, Inc. - Series A Preferred Shares	Nova Tower 1 1 Allegheny Square, Suite 800 Pittsburgh,PA,15212 United States	(4)		10.50%	7/30/2021		90.0%	31,950,000	30,992	34,027	0.09%
Mimecast Limited - LP Interest	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)			5/3/2022		75.0%	75,088,584	75,089	81,096	0.21%
Mitratech Holdings, Inc. - Class A Preferred Shares	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(4)		13.50%	12/19/2023		1.0%	1,872	1,830	2,101	0.01%
TPG IX Newark CI, L.P. - LP Interest	188 Spear St, San Francisco, CA 94105 United States	(4)			10/26/2023		10.6%	3,846,970	3,847	3,847	0.01%
TravelPerk Inc - Warrants	C/ dels Almogàvers, 154-164 08018 Barcelona, Spain	(4)(6)			5/2/2024		65.9%	244,818	2,101	2,568	0.01%
Zoro - Common Equity	989 Market St, San Francisco, CA 94103 United States	(4)			11/22/2022		35.3%	1,195,880	11,959	12,557	0.03%
Zoro - Series A Preferred Shares	989 Market St, San Francisco, CA 94103 United States	(4)	SOFR + 9.50%	14.02%	11/22/2022		17.8%	44,535	42,976	58,786	0.15%

									267,913	325,128	0.84%
Transportation Infrastructure
Enstructure, LLC - Class A-7 Common Units	16 Laurel Avenue, Suite 300 Wellesley, MA 02481 United States	(4)			9/27/2022		18.7%	3,783,785	2,804	3,934	0.01%
Enstructure, LLC - Class A-8 Common Units	16 Laurel Avenue, Suite 300 Wellesley, MA 02481 United States	(4)			3/1/2023		18.7%	858,469	634	891	0.00%
Frontline Road Safety Investments, LLC - Class A Common Units	2714 Sherman Street, Grand Prairie, TX 75051 United States	(4)			4/30/2021		64.1%	58,590	6,178	15,874	0.04%
Ncp Helix Holdings, LLC - Preferred Shares	888 Boylston Street, Suite 1100, Boston, Massachusetts 02199 United States	(4)		8.00%	8/3/2021		73.8%	1,221,823	1,222	1,612	0.00%

									10,838	22,311	0.05%

Total Equity - non-controlled/non-affiliated									738,072	883,749	2.25%

Total Equity and other - non-controlled/non-affiliated									738,072	883,749	2.25%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity - non-controlled/ affiliated
Distributors
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP - Class A Common Units)	2018 Powers Ferry Road, Suite 400 Atlanta, Georgia 30339 United States	(4)(6)(16)			11/1/2021		20.0%	265,556	558	1,394	0.00%

Total Equity - non-controlled/affiliated									558	1,394	0.00%
Equity - controlled/affiliated (excluding Investments in Joint Ventures)
Chemicals
Pigments Holdings LP - LP Interest	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6)(16)			4/14/2023		39.4%	3,943	0	0	0.00%
Financial Services
Specialty Lending Company, LLC - LLC Interest	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(6)(16)			10/19/2021		90.0%	332,559,000	332,559	314,967	0.81%
Insurance
CFCo, LLC (Benefytt Technologies, Inc.) - Class B Units	15438 North Florida Avenue, Suite 201, Tampa, FL 33613, United States	(4)(16)			9/28/2023		80.9%	134,166,603	0	0	0.00%
Oil, Gas & Consumable Fuels
Pibb Member, LLC - LP Interest	345 Park Avenue, 30th Floor, New York, NY, 10154 United States	(4)(6)(16)			11/22/2024		25.1%	225,000,000	214,844	214,906	0.55%
Professional Services
Material+ Holding Company, LLC - Class C Units	1900 Avenue of the Stars Ste 1600 19th floor Los Angeles, CA 90067 United States	(4)(16)			6/14/2024		91.5%	63,589	0	0	0.00%
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC - Series A Preferred Units)	2910 District Avenue Fairfax VA 22031 United States	(4)(6)(16)			1/7/2021		31.3%	1,500,000	1,420	2,167	0.01%

Total Equity - controlled/affiliated (excluding Investments in Joint Ventures)									548,823	532,040	1.37%

Total Equity and other									1,287,453	1,417,183	3.62%

Investments in Joint Ventures
BCRED Emerald JV LP - LP Interest	345 Park Avenue New York, NY 10154 United States	(6)(16)			1/19/2022		75.0%		1,815,000	1,778,800	4.58%
BCRED Verdelite JV LP - LP Interest	345 Park Avenue New York, NY 10154 United States	(6)(16)			10/21/2022		87.5%		117,706	135,611	0.35%

Total Investments in Joint Ventures									1,932,706	1,914,411	4.93%

Investments (1)(19)	Address	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Acquisition Date	Maturity Date	% of Class Held as of 12/31/2024	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Total Investments - non-controlled/non-affiliated									66,124,775	65,689,987	168.99%

Total Investments - non-controlled/affiliated									558	1,394	0.00%

Total Investments - controlled/affiliated (excluding Investments in Joint Ventures)									927,632	813,985	2.10%

Total Investments - Investments in Joint Ventures									1,932,706	1,914,411	4.93%

Total Investment Portfolio									68,985,671	68,419,777	176.02%

Cash and Cash Equivalents
State Street Institutional U.S. Government Money Market Fund - Investor Class				4.34%					26,209	26,209	0.07%
State Street Institutional U.S. Government Money Market Fund - Premier Class				4.42%					291,131	291,131	0.75%
Fidelity Investments Money Market Treasury Portfolio - Class I				4.34%					26,465	26,465	0.07%
Other Cash and Cash Equivalents									1,306,874	1,306,874	3.36%

Total Portfolio Investments, Cash and Cash Equivalents									$70,636,350	$70,070,456	180.27%

(1)

Unless otherwise indicated, all debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. As of December 31, 2024, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), Swiss Francs (CHF), Danish Krone (DKK), Swedish Krona (SEK), Norwegian Krone (NOK), New Zealand Dollars (NZD), and Australian Dollars (AUD). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Copenhagen Interbank Offered Rate (“CIBOR” or “CI”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), Swiss

Average Rate Overnight (“SARON” or “SA”), New Zealand Bank Bill Reference Rate (“BKBM” or “B”), Australian Bank Bill Swap Bid Rate (“BBSY” or “BB”), Canadian Overnight Repo Rate Average (“CORRA” or “CA”), or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2024. Variable rate loans typically include an interest reference rate floor feature.
(3)

The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(4)

These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities or CLOs and are not available to satisfy the creditors of the Company.

(6)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2024, non-qualifying assets represented 24.5% of total assets as calculated in accordance with regulatory requirements.

(7)

Position or portion thereof is an unfunded commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments:

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
123Dentist, Inc.	Delayed Draw Term Loan	8/9/2026	$22,316	$—
Abacus Holdco 2 Oy	Delayed Draw Term Loan	5/7/2026	298	—
ACI Group Holdings, Inc.	Revolver	8/2/2027	19,333	—
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2026	3,567	—
AI Altius Bidco, Inc.	Delayed Draw Term Loan	12/21/2028	39,500	—
AI Titan Parent Inc	Delayed Draw Term Loan	9/30/2026	22,055	(110)
AI Titan Parent Inc	Revolver	8/29/2031	13,784	(138)
Alera Group, Inc.	Delayed Draw Term Loan	11/17/2025	1,192	—
Allium Buyer LLC	Revolver	5/2/2029	249	(7)
American Restoration Holdings, LLC	Revolver	7/19/2030	6,079	—
American Restoration Holdings, LLC	Delayed Draw Term Loan	7/19/2026	6,566	—
American Rock Salt Co LLC	Delayed Draw Term Loan	9/16/2026	1,287	—
Amerilife Holdings LLC	Term Loan	8/31/2029	114,176	—
Amerilife Holdings LLC	Revolver	8/31/2028	69,224	—
Amerilife Holdings LLC	Delayed Draw Term Loan	8/31/2029	41,114	—
Amerilife Holdings LLC	Delayed Draw Term Loan	6/17/2026	59,419	—
Amerivet Partners Management, Inc.	Revolver	2/25/2028	11,511	—
Analytic Partners LP	Revolver	4/4/2028	4,891	(37)
Anaplan, Inc.	Revolver	6/21/2028	47,983	—

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Alpine Intel Intermediate 2, LLC.	Delayed Draw Term Loan	12/20/2026	42,466	(212)
Apex Companies, LLC	Delayed Draw Term Loan	8/28/2026	5,188	—
Aptean Inc	Revolver	1/30/2031	3,641	—
Aptean Inc	Delayed Draw Term Loan	1/30/2026	1,987	—
Armada Parent, Inc.	Revolver	10/29/2027	27,000	—
Arnhem BidCo GmbH	Delayed Draw Term Loan	10/1/2027	57,055	(270)
Artisan Acquisitionco, Ltd.	Delayed Draw Term Loan	9/30/2027	54,556	(546)
Ascend Buyer, LLC	Revolver	9/30/2027	5,173	—
Atlas CC Acquisition Corp.	Revolver	5/26/2026	12,345	—
Atlas CC Acquisition Corp.	Delayed Draw Term Loan	5/26/2026	14,403	(4,764)
Atlas Securitized Products Funding 2, L.P.	Revolver	4/10/2026	1,435	—
AuditBoard Inc	Delayed Draw Term Loan	7/12/2026	38,443	(192)
AuditBoard Inc	Revolver	7/12/2031	15,377	(154)
Avalara Inc	Revolver	10/19/2028	2,308	—
Azurite Intermediate Holdings Inc.	Revolver	3/19/2031	6,840	—
Baker Tilly Advisory Group LP	Revolver	6/3/2030	37,285	—
Baker Tilly Advisory Group LP	Delayed Draw Term Loan	6/3/2026	26,608	(200)
Bamboo US BidCo LLC	Delayed Draw Term Loan	3/31/2025	1,925	—
Bamboo US BidCo LLC	Revolver	9/29/2029	6,278	—
Bamboo US BidCo, LLC	Delayed Draw Term Loan	11/20/2026	12,824	—
Bamboo US BidCo, LLC	Delayed Draw Term Loan	11/20/2026	12,824	(64)
Bayshore Intermediate #2 LP	Revolver	10/1/2027	12,408	(124)
Bayshore Intermediate #2 LP	Revolver	10/1/2027	14,727	—
Bazaarvoice, Inc.	Revolver	5/7/2028	31,883	—
Bidco 76 S.p.A.	Delayed Draw Term Loan	12/10/2027	26,377	(228)
Bimini Group Purchaser Inc	Delayed Draw Term Loan	4/26/2026	76,993	(385)
Bimini Group Purchaser Inc	Revolver	4/26/2031	11,406	—
Bluefin Holding, LLC	Revolver	9/12/2029	4,487	(11)
Bradyplus Holdings LLC	Delayed Draw Term Loan	10/31/2025	5,041	—
Brave Parent Holdings, Inc.	Delayed Draw Term Loan	5/28/2025	22,569	—
Brave Parent Holdings, Inc.	Revolver	11/29/2030	26,868	—
Caerus US 1, Inc.	Revolver	5/25/2029	62,674	—
Cambium Learning Group, Inc.	Revolver	7/20/2027	101,715	—
Canadian Hospital Specialties Ltd.	Revolver	4/15/2027	1,757	—
Capstone Acquisition Holdings Inc	Delayed Draw Term Loan	8/29/2026	8,261	(31)
Caribou Bidco Ltd	Delayed Draw Term Loan	7/9/2027	28,928	(141)
Carr Riggs & Ingram Capital LLC	Revolver	11/18/2031	9,033	—
Carr Riggs & Ingram Capital LLC	Delayed Draw Term Loan	11/18/2026	22,603	(113)
Castle Management Borrower, LLC	Revolver	11/3/2029	4,167	—
CB Nike Holdco LLC	Delayed Draw Term Loan	11/25/2027	66,711	(500)
CB Nike Holdco LLC	Revolver	11/26/2029	33,356	(500)
CEP V Investment 11 S.à r.l.	Delayed Draw Term Loan	9/1/2026	43,967	(436)

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
CFC Underwriting, Ltd.	Delayed Draw Term Loan	5/16/2025	20,232	(255)
CFGI Holdings, LLC	Revolver	11/2/2027	19,950	(399)
CFS Brands, LLC	Delayed Draw Term Loan	4/2/2025	10,595	—
CFS Brands, LLC	Revolver	10/2/2029	30,858	(617)
Channelside AcquisitionCo, Inc.	Delayed Draw Term Loan	4/28/2025	6,792	(20)
Channelside AcquisitionCo, Inc.	Delayed Draw Term Loan	11/15/2025	918	(2)
Channelside AcquisitionCo, Inc.	Revolver	5/15/2029	18,758	—
Charger Debt Merger Sub, LLC	Revolver	5/31/2030	7,000	(70)
Charger Debt Merger Sub, LLC	Delayed Draw Term Loan	5/31/2026	18,270	—
Chronicle Bidco, Inc.	Revolver	5/18/2029	3,638	—
Chronicle Bidco, Inc.	Delayed Draw Term Loan	3/26/2026	13,265	—
Cisive Holdings Corp	Revolver	12/8/2027	4,445	(89)
Clearview Buyer, Inc.	Revolver	2/26/2027	8,085	—
Community Management Holdings Midco 2 LLC	Revolver	11/1/2031	7,064	—
Community Management Holdings Midco 2 LLC	Delayed Draw Term Loan	11/1/2026	23,546	(177)
Compsych Investments Corp	Delayed Draw Term Loan	7/22/2027	20,230	(51)
Connatix Buyer, Inc.	Revolver	7/14/2027	11,927	—
Connatix Buyer, Inc.	Delayed Draw Term Loan	4/9/2026	4,662	(70)
Consor Intermediate II LLC	Delayed Draw Term Loan	5/10/2026	44,439	(222)
Consor Intermediate II LLC	Revolver	5/10/2031	11,850	—
Continental Buyer Inc	Revolver	4/2/2031	4,282	—
Continental Buyer Inc	Delayed Draw Term Loan	4/2/2026	11,420	(86)
COP Home Services TopCo IV, Inc.	Revolver	12/31/2025	19,964	(214)
Corfin Holdings, Inc.	Term Loan	12/27/2027	144,662	—
Coupa Software Inc.	Delayed Draw Term Loan	8/27/2025	164	(2)
Coupa Software Inc.	Revolver	2/27/2029	126	—
CPI Buyer, LLC	Revolver	11/1/2026	28,928	(579)
CPI Buyer, LLC	Delayed Draw Term Loan	11/23/2025	5,725	—
CRCI Longhorn Holdings Inc	Revolver	8/27/2031	6,110	—
CRCI Longhorn Holdings Inc	Delayed Draw Term Loan	8/27/2026	16,678	(83)
Creek Parent Inc.	Revolver	12/18/2031	19,175	(336)
Crewline Buyer, Inc.	Revolver	11/8/2030	12,790	(62)
CT Technologies Intermediate Holdings, Inc.	Delayed Draw Term Loan	8/30/2026	5,636	—
CT Technologies Intermediate Holdings, Inc.	Revolver	8/30/2031	14,164	(142)
Cumming Group, Inc.	Revolver	11/16/2027	19,356	—
Cumming Group, Inc.	Delayed Draw Term Loan	5/21/2025	7,544	—
CyrusOne Revolving Warehouse	Revolver	7/2/2027	191,575	—
Databricks, Inc.	Term Loan	1/3/2031	522,375	—
Databricks, Inc.	Delayed Draw Term Loan	1/3/2031	116,415	—
DCG Acquisition Corp.	Revolver	6/13/2031	36,470	(365)
DCG Acquisition Corp.	Delayed Draw Term Loan	6/13/2026	36,470	(182)

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Dechra Pharmaceuticals Holdings Ltd	Delayed Draw Term Loan	1/24/2026	13,071	(163)
Dechra Pharmaceuticals Holdings Ltd	Delayed Draw Term Loan	1/24/2026	12,081	(153)
Denali Bidco Ltd	Delayed Draw Term Loan	4/17/2026	300	(3)
Diligent Corp	Delayed Draw Term Loan	4/26/2026	50,000	(375)
Diligent Corp	Revolver	8/4/2030	33,333	—
Discovery Education, Inc.	Revolver	4/9/2029	13,621	—
DM Intermediate Parent LLC	Revolver	9/30/2030	30,960	(464)
DM Intermediate Parent LLC	Delayed Draw Term Loan	9/30/2026	46,461	(348)
Doc Generici (Diocle S.p.A.)	Delayed Draw Term Loan	10/27/2025	5,367	(68)
Dropbox Inc	Delayed Draw Term Loan	12/10/2026	834,990	(4,175)
DTA Intermediate II Ltd.	Delayed Draw Term Loan	3/27/2026	16,849	—
DTA Intermediate II Ltd.	Revolver	3/27/2030	12,961	—
DTI Holdco, Inc.	Revolver	4/19/2029	16,000	(1,425)
Duro Dyne National Corp	Delayed Draw Term Loan	11/15/2026	34,499	(172)
Duro Dyne National Corp	Revolver	11/15/2031	34,499	(345)
Dwyer Instruments LLC	Delayed Draw Term Loan	11/20/2026	6,062	(30)
Dwyer Instruments LLC	Revolver	7/20/2029	7,275	(73)
Eden Acquisitionco Ltd	Delayed Draw Term Loan	11/17/2025	7,569	(95)
Edison Bidco AS	Delayed Draw Term Loan	12/18/2026	679	—
Edison Bidco AS	Delayed Draw Term Loan	12/18/2026	10,808	—
Emergency Power Holdings, LLC	Delayed Draw Term Loan	8/17/2025	43,758	—
Endeavor Schools Holdings LLC	Delayed Draw Term Loan	1/18/2025	12,377	—
Enstructure LLC	Delayed Draw Term Loan	6/10/2026	88,177	(1,411)
ENV Bidco AB	Delayed Draw Term Loan	12/13/2027	31,618	(355)
Essential Services Holding Corp	Delayed Draw Term Loan	6/17/2026	14,519	(73)
Essential Services Holding Corp	Revolver	6/17/2030	9,056	—
Everbridge Holdings, LLC	Delayed Draw Term Loan	7/2/2026	5,292	—
Everbridge Holdings, LLC	Revolver	7/2/2031	3,481	(9)
Excelitas Technologies Corp.	Revolver	8/14/2028	14,780	(148)
Excelitas Technologies Corp.	Delayed Draw Term Loan	5/1/2026	4,927	(49)
Experity, Inc.	Revolver	2/24/2028	11,146	—
Experity, Inc.	Delayed Draw Term Loan	9/13/2026	40,111	(201)
Falcon Parent Holdings, Inc.	Delayed Draw Term Loan	11/6/2026	25,693	(193)
Falcon Parent Holdings, Inc.	Revolver	11/6/2031	15,339	(230)
Fastener Distribution Holdings LLC	Delayed Draw Term Loan	10/31/2026	68,078	(340)
Fern Bidco Ltd	Delayed Draw Term Loan	7/3/2027	19,787	—
Focus Financial Partners LLC	Delayed Draw Term Loan	9/11/2026	1,599	—
Formulations Parent Corp.	Revolver	11/15/2029	3,571	(36)
Foundation Risk Partners Corp.	Revolver	10/29/2029	16,269	—
Foundation Risk Partners Corp.	Delayed Draw Term Loan	5/21/2026	8,806	—
Frontgrade Technologies Holdings, Inc.	Revolver	1/9/2028	516	—
FusionSite Midco, LLC	Revolver	11/17/2029	7,366	(166)

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
FusionSite Midco, LLC	Delayed Draw Term Loan	9/25/2025	2,234	—
G&A Partners Holding Company II, LLC	Delayed Draw Term Loan	3/1/2026	23,934	—
G&A Partners Holding Company II, LLC	Revolver	3/1/2030	6,575	—
Galway Borrower, LLC	Revolver	9/29/2028	18,653	—
Galway Borrower, LLC	Delayed Draw Term Loan	2/7/2026	1,926	—
Gannett Fleming Inc	Revolver	8/5/2030	37,324	(560)
Gatekeeper Systems, Inc.	Delayed Draw Term Loan	8/27/2026	61,694	(617)
Gatekeeper Systems, Inc.	Revolver	8/28/2030	9,238	—
GI Ranger Intermediate, LLC	Revolver	10/29/2027	9,540	—
Gimlet Bidco GmbH	Delayed Draw Term Loan	4/23/2027	29,679	—
GovernmentJobs.com, Inc.	Delayed Draw Term Loan	12/2/2025	60,893	—
GovernmentJobs.com, Inc.	Revolver	12/2/2027	38,416	(610)
Granicus Inc.	Delayed Draw Term Loan	8/2/2026	1,431	(7)
Granicus, Inc.	Revolver	1/17/2031	4,284	—
Graphpad Software LLC	Revolver	6/28/2031	13,945	(70)
Graphpad Software LLC	Delayed Draw Term Loan	6/28/2026	33,558	—
Great Day Improvements LLC	Revolver	6/13/2030	5,914	(118)
Ground Penetrating Radar Systems LLC	Term Loan	1/2/2032	119,645	—
Ground Penetrating Radar Systems LLC	Delayed Draw Term Loan	1/2/2032	23,009	—
Ground Penetrating Radar Systems LLC	Revolver	1/2/2032	12,271	—
Groundworks LLC	Delayed Draw Term Loan	3/14/2026	1,404	—
GS Acquisitionco, Inc.	Delayed Draw Term Loan	3/26/2026	4,620	—
GS Acquisitionco, Inc.	Revolver	3/26/2034	4,500	(23)
GTCR Everest Borrower, LLC	Revolver	9/5/2029	3,125	(9)
Gusto Sing Bidco Pte Ltd	Delayed Draw Term Loan	11/15/2027	102	—
Hargreaves Lansdown	Term Loan	9/26/2031	103,744	—
Helix TS, LLC	Delayed Draw Term Loan	12/20/2026	51,623	—
High Street Buyer, Inc.	Revolver	4/16/2027	4,186	—
High Street Buyer, Inc.	Delayed Draw Term Loan	2/4/2025	2,419	—
High Street Buyer, Inc.	Delayed Draw Term Loan	3/1/2026	44,077	—
Houghton Mifflin, LLC	Revolver	4/7/2027	18,750	(30)
Icefall Parent, Inc.	Revolver	1/17/2030	6,880	—
IEM New Sub 2, LLC	Delayed Draw Term Loan	8/8/2026	76,076	(571)
IG Investments Holdings, LLC	Revolver	9/22/2028	55,251	—
Imagine 360 LLC	Delayed Draw Term Loan	9/18/2026	13,684	(68)
Imagine 360 LLC	Revolver	9/30/2028	8,582	(86)
Inception Fertility Ventures LLC	Revolver	4/29/2030	4,685	—
Inception Fertility Ventures LLC	Delayed Draw Term Loan	4/29/2026	61,644	—
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	8/23/2026	17,754	(37)
Integrity Marketing Acquisition, LLC	Revolver	8/27/2028	2,183	—

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Integrity Marketing Acquisition, LLC	Revolver	8/27/2026	653	—
IQN Holding Corp	Revolver	5/2/2028	3,372	—
IRI Group Holdings Inc	Revolver	12/1/2027	83,928	—
Iris Buyer, LLC	Revolver	10/2/2029	7,870	(216)
Iris Buyer, LLC	Delayed Draw Term Loan	4/2/2025	2,759	—
ISQ Hawkeye Holdco, Inc.	Revolver	8/20/2030	734	—
ISQ Hawkeye Holdco, Inc.	Delayed Draw Term Loan	8/20/2026	1,355	—
Java Buyer, Inc.	Delayed Draw Term Loan	6/28/2026	44,520	—
Java Buyer, Inc.	Revolver	12/15/2027	12,142	—
Java Buyer, Inc.	Revolver	12/15/2027	24,284	—
JS Parent Inc	Revolver	4/24/2031	7,880	(39)
JSS Holdings, Inc.	Delayed Draw Term Loan	11/8/2026	136,995	(685)
Jupiter Bidco Limited	Delayed Draw Term Loan	8/31/2025	41,454	(620)
Kaseya, Inc.	Delayed Draw Term Loan	6/25/2025	33,089	—
Kaseya, Inc.	Revolver	6/25/2029	36,559	—
Kattegat Project Bidco AB	Delayed Draw Term Loan	10/5/2026	12,225	(146)
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	10,044	—
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/8/2025	8,737	—
Kona Buyer, LLC	Delayed Draw Term Loan	7/23/2025	50,738	—
Kona Buyer, LLC	Delayed Draw Term Loan	7/23/2026	63,422	(317)
Kona Buyer, LLC	Revolver	7/23/2031	25,369	(127)
Kwol Acquisition, Inc.	Revolver	12/6/2029	897	(2)
Loar Group, Inc.	Delayed Draw Term Loan	5/10/2026	100,000	(940)
LogicMonitor Inc	Revolver	11/15/2031	11,450	—
LPW Group Holdings, Inc.	Revolver	3/15/2030	6,566	—
Lsf12 Crown US Commercial Bidco LLC	Revolver	12/2/2029	24,405	(200)
Magic Bidco Inc	Delayed Draw Term Loan	7/1/2026	15,863	—
Magic Bidco Inc	Revolver	7/1/2030	2,430	—
Magneto Components BuyCo, LLC	Revolver	12/5/2029	8,983	(180)
Magneto Components BuyCo, LLC	Delayed Draw Term Loan	6/5/2025	10,780	(135)
Mantech International CP	Delayed Draw Term Loan	6/14/2025	133,060	(1,200)
Mantech International CP	Revolver	9/14/2028	111,612	—
Material Holdings, LLC	Revolver	8/19/2027	3,179	(374)
Maverick Bidco Inc.	Delayed Draw Term Loan	8/16/2026	10,523	—
Maverick Bidco Inc.	Delayed Draw Term Loan	8/16/2026	50,452	(347)
MB2 Dental Solutions, LLC	Delayed Draw Term Loan	2/13/2026	10,652	—
MB2 Dental Solutions, LLC	Revolver	2/13/2031	2,241	—
Medline Borrower LP	Revolver	2/27/2026	17,850	(63)
Mercury Bidco Globe Limited	Delayed Draw Term Loan	1/31/2026	25,268	(284)
Metis Buyer, Inc.	Revolver	5/4/2026	3,960	—
MHE Intermediate Holdings, LLC	Revolver	7/21/2027	643	—
Minotaur Acquisition, Inc.	Revolver	5/10/2030	9,910	(50)
Minotaur Acquisition, Inc.	Delayed Draw Term Loan	5/10/2025	16,516	(83)
Monk Holding Co.	Delayed Draw Term Loan	6/1/2025	17,311	—
More Cowbell II, LLC	Delayed Draw Term Loan	9/1/2025	2,244	(27)

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
More Cowbell II, LLC	Revolver	9/4/2029	1,699	—
MPG Parent Holdings, LLC	Revolver	1/8/2030	2,232	—
MPG Parent Holdings, LLC	Delayed Draw Term Loan	1/8/2027	5,146	(39)
MRI Software, LLC	Revolver	2/10/2027	23,946	—
MRI Software, LLC	Delayed Draw Term Loan	1/16/2027	21,653	—
Natus Medical Incorporated	Revolver	7/21/2027	1,225	—
NAVEX TopCo, Inc.	Revolver	11/9/2028	8,855	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	1/23/2025	15,315	—
NDC Acquisition Corp.	Revolver	3/9/2027	3,425	—
Neptune BidCo	Delayed Draw Term Loan	4/2/2031	2,051	(101)
Neptune Holdings, Inc.	Revolver	8/31/2029	2,000	—
Netsmart Technologies Inc	Delayed Draw Term Loan	8/23/2026	26,031	(130)
Netsmart Technologies Inc	Revolver	8/23/2031	26,555	(133)
Noble Midco 3 Ltd	Delayed Draw Term Loan	6/10/2027	9,042	(45)
Noble Midco 3 Ltd	Revolver	6/10/2030	6,028	—
North Haven Stallone Buyer, LLC	Delayed Draw Term Loan	10/1/2026	2,893	(7)
North Haven Stallone Buyer, LLC	Revolver	5/24/2027	5,164	(13)
North Haven Ushc Acquisition Inc	Revolver	10/30/2027	8,779	—
North Haven Ushc Acquisition Inc	Delayed Draw Term Loan	8/28/2026	25,764	—
Odevo AB	Delayed Draw Term Loan	12/12/2027	191,921	(475)
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	1/21/2025	69,791	—
ONS MSO, LLC	Delayed Draw Term Loan	12/13/2025	36,836	—
ONS MSO, LLC	Revolver	7/8/2026	3,250	—
Optimizely North America Inc	Revolver	10/31/2031	3,007	(30)
Oranje Holdco Inc	Revolver	2/1/2029	8,250	—
Oxford Global Resources Inc	Revolver	8/17/2027	9,254	—
Paisley Bidco Ltd	Delayed Draw Term Loan	4/18/2027	3,635	(27)
Park Place Technologies, LLC	Delayed Draw Term Loan	9/1/2025	85,594	(428)
Park Place Technologies, LLC	Revolver	3/25/2030	45,793	—
Patriot Growth Insurance Services, LLC.	Revolver	10/16/2028	3,567	—
Patriot Growth Insurance Services, LLC.	Delayed Draw Term Loan	10/16/2028	7,901	—
Pavion Corp.	Delayed Draw Term Loan	10/30/2025	3,902	—
PDI TA Holdings, Inc.	Delayed Draw Term Loan	2/1/2026	7,061	—
PDI TA Holdings, Inc.	Revolver	2/3/2031	6,996	(52)
Pearce Intermediate Holdings, Inc	Delayed Draw Term Loan	11/6/2026	100,000	(500)
Petrus Buyer Inc	Delayed Draw Term Loan	10/17/2025	4,929	—
Petrus Buyer Inc	Revolver	10/17/2029	5,163	—
Phoenix 1 Buyer Corp.	Revolver	11/20/2029	8,349	—
Ping Identity Holding Corp	Revolver	10/17/2028	3,856	—
PKF O'Connor Davies Advisory, LLC	Delayed Draw Term Loan	11/15/2026	40,761	(204)
PKF O'Connor Davies Advisory, LLC	Revolver	11/15/2031	11,413	—

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Plasma Buyer, LLC	Revolver	5/12/2028	6,365	—
Plasma Buyer, LLC	Delayed Draw Term Loan	11/12/2025	679	—
Point Broadband Acquisition, LLC	Delayed Draw Term Loan	5/29/2026	67,596	(845)
Polyphase Elevator Holding Co.	Revolver	6/23/2027	374	—
PPV Intermediate Holdings, LLC	Revolver	8/31/2029	9,910	—
PPV Intermediate Holdings, LLC	Delayed Draw Term Loan	8/7/2026	19,691	(98)
Profile Products, LLC	Revolver	11/12/2027	7,110	—
Profile Products, LLC	Revolver	11/12/2027	6,697	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	5/8/2025	16,623	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	5/8/2025	2,915	—
Project Leopard Holdings, Inc.	Revolver	7/20/2027	6,162	—
PT Intermediate Holdings III LLC	Delayed Draw Term Loan	4/9/2026	12,013	(15)
QBS Parent Inc	Revolver	11/7/2031	5,656	(28)
Qualus Power Services Corp.	Delayed Draw Term Loan	5/9/2026	7,267	—
Qualus Power Services Corp.	Delayed Draw Term Loan	10/25/2026	36,805	(184)
RAD CLO 27 Ltd	Structured Finance Obligation - Debt	1/15/2038	10,000	—
RAD CLO 27 Ltd	Structured Finance Obligation - Equity	1/15/2038	26,823	—
Rally Buyer, Inc.	Revolver	7/19/2028	4,081	—
Redwood Services Group, LLC	Delayed Draw Term Loan	8/15/2025	336	—
Relativity ODA, LLC	Revolver	5/14/2029	4,813	(120)
RFS Opco, LLC	Delayed Draw Term Loan	12/3/2025	7,619	(29)
Riser Merger Sub, Inc.	Revolver	10/31/2029	16,200	—
Riser Merger Sub, Inc.	Delayed Draw Term Loan	10/31/2025	37,800	(378)
Riser Merger Sub, Inc.	Delayed Draw Term Loan	10/31/2025	15,233	—
RoadOne Inc	Revolver	12/29/2028	226	—
RSC Acquisition, Inc.	Revolver	11/1/2029	6,174	(108)
RSC Acquisition, Inc.	Delayed Draw Term Loan	8/15/2026	47,154	—
Safety Borrower Holdings LP	Revolver	9/1/2027	2,517	—
Safety Products/JHC Acquisition Corp	Delayed Draw Term Loan	6/28/2026	4,912	—
Sailpoint Technologies, Inc.	Revolver	8/16/2028	34,083	—
Sam Holding Co, Inc.	Revolver	3/24/2027	16,800	—
Sam Holding Co, Inc.	Delayed Draw Term Loan	9/5/2025	23,600	—
Scorpio BidCo SAS	Delayed Draw Term Loan	3/10/2026	7,858	—
Seahawk Bidco, LLC	Delayed Draw Term Loan	12/19/2026	74,803	(342)
Seahawk Bidco, LLC	Revolver	12/19/2030	22,377	(205)
Severin Acquisition LLC	Delayed Draw Term Loan	10/1/2027	68,984	(345)
Severin Acquisition LLC	Revolver	10/1/2031	41,391	—
SG Acquisition, Inc.	Revolver	4/3/2030	13,537	—
Simplicity Financial Marketing Group Holdings Inc	Delayed Draw Term Loan	12/31/2026	12,083	(60)

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Simplicity Financial Marketing Group Holdings Inc	Revolver	12/31/2031	6,041	(60)
Skopima Consilio Parent LLC	Revolver	5/14/2028	6,300	(18)
Smile Doctors, LLC	Revolver	12/23/2027	51,955	(1,299)
Smile Doctors, LLC	Delayed Draw Term Loan	6/9/2025	49,332	—
Soliant Lower Intermediate, LLC	Revolver	7/18/2029	20,000	(450)
Spaceship Purchaser Inc	Revolver	10/17/2031	59,800	(598)
Spaceship Purchaser Inc	Delayed Draw Term Loan	10/17/2026	29,900	—
Spaceship Purchaser Inc	Delayed Draw Term Loan	10/17/2027	71,760	—
Sparta UK Bidco Ltd	Delayed Draw Term Loan	9/25/2028	12,868	—
SpecialtyCare, Inc.	Revolver	6/18/2026	2,493	—
Spectrum Safety Solutions Purchaser, LLC	Delayed Draw Term Loan	7/1/2026	69,467	(521)
Spectrum Safety Solutions Purchaser, LLC	Revolver	7/1/2030	61,551	(420)
Speedster Bidco GmbH	Revolver	5/13/2031	26,875	(72)
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	24,314	—
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	4/24/2026	44,329	—
STV Group, Inc.	Delayed Draw Term Loan	3/20/2026	16,811	(168)
STV Group, Inc.	Revolver	3/20/2031	10,086	—
Sunshine Cadence Holdco, LLC	Delayed Draw Term Loan	5/1/2026	35,360	—
Sunshine Cadence Holdco, LLC	Revolver	5/1/2030	32,000	(320)
Tango Bidco SAS	Delayed Draw Term Loan	10/17/2027	5,573	(34)
Tango Bidco SAS	Revolver	10/17/2027	12,593	—
TEI Intermediate LLC	Revolver	12/13/2031	18,156	—
TEI Intermediate LLC	Delayed Draw Term Loan	12/13/2026	48,489	(242)
Tennessee Bidco Limited	Delayed Draw Term Loan	7/1/2026	121,011	—
The Fertility Partners, Inc.	Revolver	9/16/2027	5,706	—
The GI Alliance Management, LLC	Delayed Draw Term Loan	3/1/2026	91,404	—
The Hiller Companies LLC	Delayed Draw Term Loan	6/20/2026	16,253	—
The Hiller Companies LLC	Revolver	6/20/2030	13,713	(103)
The North Highland Co LLC	Revolver	12/20/2030	20,288	—
The North Highland Co LLC	Delayed Draw Term Loan	12/20/2026	35,521	(178)
Thermostat Purchaser III, Inc.	Revolver	8/31/2026	4,375	—
THG Acquisition LLC	Delayed Draw Term Loan	10/31/2026	14,932	(75)
THG Acquisition LLC	Revolver	10/31/2031	6,911	—
TIH Insurance Holdings, LLC.	Revolver	5/6/2029	19,894	(73)
Tricentis	Term Loan	2/11/2032	131,086	—
Tricentis	Delayed Draw Term Loan	2/11/2032	26,217	—
Tricentis	Revolver	2/11/2032	16,386	—
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	4/24/2025	240	—
Trinity Air Consultants Holdings Corp.	Revolver	6/29/2028	13,269	—
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	4/24/2025	14,838	—

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Trinity Partners Holdings, LLC	Delayed Draw Term Loan	6/20/2025	115,743	(1,145)
Triple Lift, Inc.	Revolver	5/5/2028	14,295	(572)
TRP Infrastructure Services, LLC	Delayed Draw Term Loan	12/2/2026	19,994	(100)
Turing Holdco, Inc.	Delayed Draw Term Loan	8/3/2028	47,204	—
Turing Holdco, Inc.	Delayed Draw Term Loan	8/3/2028	31,353	—
Unified Physician Management, LLC	Revolver	6/18/2029	101,845	—
Unified Physician Management, LLC	Delayed Draw Term Loan	3/25/2026	640	—
Unified Women's Healthcare LP	Delayed Draw Term Loan	10/25/2026	4,000	(15)
US Oral Surgery Management Holdco, LLC	Revolver	11/20/2028	15,496	—
US Oral Surgery Management Holdco, LLC	Delayed Draw Term Loan	12/13/2026	49,274	(246)
Varicent Parent Holdings Corp	Delayed Draw Term Loan	8/23/2026	17,174	(129)
Varicent Parent Holdings Corp	Revolver	8/23/2031	9,550	—
Victors CCC Buyer, LLC	Revolver	6/1/2029	29,205	—
VS Buyer LLC	Revolver	4/12/2029	15,000	(975)
Water Holdings Acquisition LLC	Delayed Draw Term Loan	7/31/2026	35,637	—
West Monroe Partners, LLC	Revolver	11/9/2027	70,714	—
West Monroe Partners, LLC	Delayed Draw Term Loan	12/18/2026	122,500	—
WHCG Purchaser III Inc	Delayed Draw Term Loan	8/2/2027	17,234	—
World Insurance Associates, LLC	Delayed Draw Term Loan	4/21/2025	16,651	—
World Insurance Associates, LLC	Revolver	4/3/2028	3,333	—
WPEngine, Inc.	Revolver	8/14/2029	8,140	(244)
YA Intermediate Holdings II, LLC	Delayed Draw Term Loan	10/1/2026	19,072	(95)
YA Intermediate Holdings II, LLC	Revolver	10/1/2031	8,688	—
Yellow Castle AB	Delayed Draw Term Loan	7/7/2029	11,621	—
Zellis TopCo Limited	Term Loan	8/13/2031	19,375	—
Zendesk Inc	Delayed Draw Term Loan	11/22/2025	208,035	(3,121)
Zendesk Inc	Revolver	7/23/2030	97,650	—
Zeus, LLC	Revolver	2/8/2030	6,851	(34)
Zeus, LLC	Delayed Draw Term Loan	2/27/2026	5,938	—
Zorro Bidco Ltd	Delayed Draw Term Loan	8/13/2027	18,421	(182)

Total Unfunded Commitments			$10,804,045	$(49,557)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2024 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2024 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2024 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2024 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2024 was 1.50%.

(14)	The interest rate floor on these investments as of December 31, 2024 was 2.00%.
(15)	For unsettled positions the interest rate does not include the base rate.
(16)

Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Company is deemed to “control” a portfolio company if the Company owns more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Company is deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2024, the Company’s controlled/affiliated and non-controlled/affiliated investments were as follows:

	Fair Value as of December 31, 2023	Gross Additions	Gross Reductions	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Fair Value as of December 31, 2024	Income
Non-Controlled/Affiliated Investments
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP - Class A Common Units)	$2,499	$—	$—	$(1,105)	$—	$1,394	$13
Controlled/Affiliated Investments
Daylight Beta Parent, LLC (Benefytt Technologies, Inc.)	49,530	—	—	(36,786)	—	12,744	224
CFCo, LLC (Benefytt Technologies, Inc.)	612	—	—	(612)	—	—	—
CFCo, LLC (Benefytt Technologies, Inc.) - Class B Units	—	—	—	—	—	—	—
Pibb Member, LLC - LP Interest	—	214,844	—	62	—	214,906	—
Pibb Member, LLC	—	2,250	—	—	—	2,250	5
Pigments Services, Inc.	9,412	—	(115)	(1,598)	—	7,699	—
Pigments Services, Inc.	9,908	1,500	(91)	—	—	11,317	1,455
Pigments Holdings LP - LP Interest	—	—	—	—	—	—	—
Material Holdings, LLC	—	230,908	—	1,461	—	232,369	13,944
Material Holdings, LLC	—	57,042	—	(41,476)	—	15,566	3,390
Material+ Holding Company, LLC - Class C Units	—	—	—	—	—	—	—
Specialty Lending Company, LLC - LLC Interest	265,631	95,085	(13,500)	(32,249)	—	314,967	—
BCRED Emerald JV LP - LP Interest	2,032,260	—	(187,500)	(65,960)	—	1,778,800	269,906

	Fair Value as of December 31, 2023	Gross Additions	Gross Reductions	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Fair Value as of December 31, 2024	Income
BCRED Verdelite JV LP - LP Interest	129,265	—	—	6,346	—	135,611	11,170
GSO DL CoInvest CI LP (CustomInk, LLC - Series A Preferred Units)	1,981	—	—	186	—	2,167	—

Total	$2,501,098	$601,629	$(201,206)	$(171,731)	$—	$2,729,790	$300,107

(17)	Loan was on non-accrual status as of December 31, 2024.
(18)

These loans are “last-out” portions of loans. The “last-out” portion of the Company’s loan investment generally earns a higher interest rate than the “first-out” portion, and in exchange the “first-out” portion would generally receive priority with respect to payment principal, interest and any other amounts due thereunder over the “last-out” portion.

(19)

All securities are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), including investments in joint ventures but excluding Loar Holdings Inc. - Common Equity and Moderna Inc - Common Stock, and may be deemed to be “restricted securities.” As of December 31, 2024, the aggregate fair value of these securities is $68,353.7 million or 175.85% of the Company’s net assets. The initial acquisition dates have been included for such securities.

(20)	The interest rate floor on these investments as of December 31, 2024 was 3.00%.

Foreign Currency Forward Contracts
Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	USD 10,570	CAD 15,000	3/18/2025	$127
Deutsche Bank AG	USD 14,092	CAD 20,000	3/17/2025	170
BNP Paribas	USD 1,644	CAD 2,300	2/21/2025	44
Deutsche Bank AG	USD 15,593	CHF 13,820	3/18/2025	234
Goldman Sachs Bank USA	USD 78,979	DKK 557,791	3/18/2025	1,240
BNP Paribas	USD 95,504	EUR 90,200	2/21/2025	1,951
Deutsche Bank AG	USD 224,055	EUR 213,000	3/18/2025	2,867
Deutsche Bank AG	USD 124,918	GBP 98,800	3/18/2025	1,290
BNP Paribas	USD 51,695	GBP 40,900	2/21/2025	508
Goldman Sachs Bank USA	USD 50,381	NOK 562,273	3/18/2025	948
BNP Paribas	USD 2,741	NOK 30,100	2/21/2025	94
Goldman Sachs Bank USA	USD 22,727	NZD 39,280	3/18/2025	739
Goldman Sachs Bank USA	USD 54,333	SEK 588,000	3/10/2025	1,019
Goldman Sachs Bank USA	USD 10,125	SEK 109,749	3/17/2025	169
Goldman Sachs Bank USA	USD 22,058	SEK 239,106	3/18/2025	369
BNP Paribas	USD 1,754	SEK 19,100	2/21/2025	24

Total Foreign Currency Forward Contracts				$11,793

Interest Rate Swaps
Counterparty	Hedged Item	Company Receives	Company Pays	Maturity Date	Notional Amount	Fair Market Value	Upfront Payments / Receipts	Change in Unrealized Gains / (Losses) (1)
Goldman Sachs Bank USA	January 2025 Notes	2.70%	SOFR + 0.99%	1/15/2025	500,000	$(594)	—	$14,818
Goldman Sachs Bank USA	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026	625,000	(20,239)	—	4,486
Deutsche Bank AG	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026	625,000	(20,084)	—	4,411
Goldman Sachs Bank USA	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025	400,000	(1,889)	—	9,200
Deutsche Bank AG	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025	500,000	(2,364)	—	11,510
Deutsche Bank AG	April 2026 UK Bonds	4.87%	SONIA + 2.78%	4/14/2026	GBP 250,000	(8,780)	—	3,640
SMBC Capital Markets, Inc.	May 2027 Notes	5.61%	SOFR + 2.79%	5/3/2027	625,000	(17,930)	—	244
SMBC Capital Markets, Inc.	September 2025 Notes	7.05%	SOFR + 2.93%	9/29/2025	600,000	(888)	—	953
Goldman Sachs Bank USA	October 2027 Notes	7.49%	SOFR + 3.72%	10/11/2027	350,000	(3,527)	—	(3,990)
SMBC Capital Markets, Inc.	September 2025 Notes	7.05%	SOFR + 2.97%	9/29/2025	200,000	(360)	—	400
SMBC Capital Markets, Inc.	November 2028 Notes	7.30%	SOFR + 3.06%	11/27/2028	500,000	1,951	—	(11,731)
Goldman Sachs Bank USA	January 2031 Notes	6.25%	SOFR + 2.46%	1/25/2031	250,000	(4,281)	—	(4,281)
BNP Paribas	January 2031 Notes	6.25%	SOFR + 2.47%	1/25/2031	250,000	(4,395)	—	(4,395)
Deutsche Bank AG	July 2029 Notes	5.95%	SOFR + 1.74%	7/16/2029	500,000	2,732	—	2,732
BNP Paribas	September 2027 Notes	4.95%	SOFR + 1.69%	9/26/2027	400,000	(8,791)	—	(8,791)
SMBC Capital Markets, Inc.	April 2030 Notes	5.25%	SOFR + 2.01%	4/1/2030	400,000	(15,969)	—	(15,969)
Morgan Stanley Capital Services LLC	November 2029 Notes	5.60%	SOFR + 1.64%	11/22/2029	400,000	(2,151)	—	(2,151)
Deutsche Bank AG	November 2034 Notes	6.00%	SOFR + 2.04%	11/22/2034	600,000	(7,827)	—	(7,827)
Wells Fargo Bank, N.A.	November 2034 Notes	6.00%	SOFR + 2.26%	11/22/2034	200,000	(6,212)	—	(6,212)

Total Interest Rate Swaps						$(121,598)	$—	$(12,953)

(1)	For interest rates swaps designated in qualifying hedge relationships, the change in fair value is recorded in Interest expense in the Condensed Consolidated Statements of Operations.

FINANCIAL STATEMENTS

The information in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2024 is incorporated herein by reference. The financial data should be read in conjunction with the Company’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated herein by reference.

MANAGEMENT

The information in “Directors, Executive Officers and Corporate Governance” in Part III, Item 10, “Executive Compensation” in Part III, Item 11 and “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” in Part III, Item 12 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is incorporated herein by reference.

PORTFOLIO MANAGEMENT

Blackstone Private Credit Strategies LLC serves as our investment adviser and Blackstone Credit BDC Advisors LLC serves as our investment sub-adviser. The Advisers are registered as investment advisers under the Advisers Act. Subject to the overall supervision of our Board of Trustees, the Advisers will manage the day-to-day operations of, and provide investment advisory and management services to, us.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of the Investment Committee. The Investment Committee is currently comprised of Brad Marshall, Michael Zawadzki, Michael Carruthers, Brad Colman, Justin Hall, Robert Horn, Valerie Kritsberg, Daniel Leiter, Ferdinand Niederhofer, Daniel Oneglia, Robert Petrini, and Louis Salvatore. The portfolio managers primarily responsible for the day-to-day management of the Company are Brad Marshall, Teddy Desloge and Michael Zawadzki.

As of January 1, 2025, the Advisers are staffed with 639 employees, including the investment personnel noted above. In addition, the Advisers may retain additional investment personnel in the future based upon their needs.

The table below shows the dollar range of Common Shares owned by the portfolio managers as of December 31, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Brad Marshall	over $1,000,000
Michael Zawadzki	$100,001 – $500,000
Teddy Desloge	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Company also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Brad Marshall

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles(1)	5	$21.97 billion	5	$17.43 billion
Other accounts	13	$12.30 billion	7	$4.38 billion

Michael Zawadzki

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles(1)	7	$13.08 billion	7	$12.67 billion
Other accounts	23	$5.91 billion	9	$2.85 billion

Teddy Desloge

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles(1)	4	$18.18 billion	4	$15.74 billion
Other accounts	10	$7.74 billion	7	$5.18 billion
(1)	Includes management investment companies that have elected to be regulated as business development companies under the 1940 Act.

Compensation of the Portfolio Managers

The Advisers’ financial arrangements with the portfolio managers, their competitive compensation and their career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the Advisers.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Advisers and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Advisers and their clients.

Investment Committee

Investment opportunities and follow-on investments in existing portfolio companies will generally require the unanimous approval of the Investment Committee. The Investment Committee will meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Advisers on our behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments identified by the Advisers and monitors the performance of our investment portfolio. The day-to-day management of investments approved by the Investment Committees will be overseen by investment personnel.

All of the Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, the Advisers. None of the Investment Committee members receive any direct compensation from us. See “Control Persons and Principal Shareholders” for additional information about equity interests held by certain of these individuals.

Members of the Investment Committee and Portfolio Managers Who Are Not Our Trustees or Executive Officers

Michael Zawadzki (Portfolio Manager), Senior Managing Director, Global Chief Investment Officer of Blackstone Credit & Insurance. Michael Zawadzki is the Global Chief Investment Officer for Blackstone Credit & Insurance based in New York. Prior to joining Blackstone in 2006, Mr. Zawadzki was with Citigroup Private Equity. Before that, he worked in the investment banking division of Salomon Smith Barney. Mr. Zawadzki received a BS in Economics from the Wharton School of the University of Pennsylvania.

Michael Carruthers, Senior Managing Director, Co-Chief Investment Officer for Blackstone Credit & Insurance European and APAC Private Credit Businesses. Mike Carruthers is a Senior Managing Director and the Co-Chief Investment Officer for Blackstone Credit & Insurance European and APAC private credit businesses based in London. Mr. Carruthers is involved in the origination, researching, structuring, and managing of our investments. Mr. Carruthers re-joined the London team in 2022 after having previously relocated to Toronto, Canada to focus on Blackstone Credit origination efforts in Canada and the Midwest. Mr. Carruthers previously worked in the London office 2006- 2019. Prior to joining Blackstone, Mr. Carruthers worked in the investment banking division of Credit Suisse. Mr. Carruthers graduated with Honors in Business Administration from the Richard Ivey School of Business at the University of Western Ontario.

Brad Colman, Senior Managing Director, Global Head of Healthcare for Private Credit Strategies. Brad Colman is a Senior Managing Director and is the Global Head of Healthcare investing for Private Credit Strategies in Blackstone Credit & Insurance based in New York. Mr. Colman has been with Blackstone since 2012, focusing on originating, analyzing, executing and monitoring credit investments for the Performing Credit Group. Before joining Blackstone in 2012, Mr. Colman worked as a Director in the Strategic Investments group at PartnerRe, a Senior Associate in the sponsor finance team at American Capital, and an Analyst in Merrill Lynch’s investment banking group. Mr. Colman graduated magna cum laude from New York University’s Leonard N. Stern School of Business with a BS in Finance, Accounting, and Operations.

Justin Hall, Senior Managing Director, Global Head of Business Services for Blackstone Credit & Insurance. Justin Hall is a Senior Managing Director and is the Global Head of Business Services in Blackstone Credit & Insurance based in New York. Mr. Hall has been with Blackstone since 2007, focused on originating, structuring, and managing credit investments. Prior to joining Blackstone, Mr. Hall worked in the Leveraged Finance Group at Merrill Lynch in New York. Mr. Hall graduated from Cornell University with a BA in Information Science.

Robert Horn, Senior Managing Director, Global Head of Infrastructure and Asset Based Credit for Blackstone Credit & Insurance. Robert Horn is the Global Head of Infrastructure and Asset Based Credit in Blackstone Credit & Insurance based in New York, which comprises the firm’s activities in infrastructure credit, energy transition, and asset based finance. Mr. Horn joined Blackstone Credit at its inception in 2005. Prior to joining Blackstone, Mr. Horn worked in Credit Suisse’s Global Energy Group, where he advised on high yield financings and merger and acquisition assignments for companies in the power and utilities sector. Mr. Horn has a Bachelor of Commerce from McGill University, where he graduated with academic honors. Mr. Horn serves on the board of directors for various companies in the energy transition sector, including Altus Power, ClearGen, and M6 Midstream.

Valerie Kritsberg, Senior Managing Director, Global Head of Capital Markets and Trading for Blackstone Credit & Insurance. Valerie Kritsberg is a Senior Managing Director and the Global Head of Capital Markets and Trading for Blackstone Credit & Insurance based in New York Ms. Kritsberg leads Blackstone Credit & Insurance’s capital markets origination and sourcing across both liquid and private strategies. Ms. Kritsberg’s team acts as a single point of contact within Blackstone Credit & Insurance for banks, broker dealers and other key market participants. Since joining Blackstone Credit & Insurance, Ms. Kritsberg has focused on the group’s public and private market investments including distressed and special situation investments across multiple industries. Prior to joining Blackstone Credit & Insurance in 2005, Ms. Kritsberg worked in Credit Suisse First Boston’s Global Energy Investment Banking Group where she worked on equity, leveraged finance and M&A transactions for a number of corporate and private equity clients. Ms. Kritsberg received a BS from New York University, Leonard N. Stern School of Business.

Daniel Leiter, Senior Managing Director, Head of International; Global Head of Liquid Credit Strategies for Blackstone Credit & Insurance. Prior to joining Blackstone in 2024, Mr. Leiter worked at Morgan Stanley where he was most recently a Managing Director in Fixed Income based in London. At Morgan Stanley, Mr. Leiter was globally responsible for the Securitized Products Trading and Alternative Financing businesses. Mr. Leiter was also the head of European Securitized Products across all business lines including trading, sales, structuring and lending. Mr. Leiter received a BA in Economics from Middlebury College where he graduated Phi-Beta-Kappa.

Ferdinand Niederhofer, Senior Managing Director, Global Head of Technology Investing for Blackstone Credit & Insurance. Mr. Niederhofer is based in San Francisco and has been with Blackstone since 2011 and has worked across the London, New York, and San Francisco offices. Prior to joining Blackstone, Mr. Niederhofer worked in the Investment Banking and Global Capital Markets divisions for Morgan Stanley in London. Mr. Niederhofer received a Business Administration degree from The University of St. Gallen, Switzerland, and an MBA with Distinction from INSEAD, France.

Daniel Oneglia, Senior Managing Director, Global CIO of Liquid Credit Strategies. Daniel Oneglia is a Senior Managing Director, the global CIO of Liquid Credit Strategies, and leads liquid asset allocation for Blackstone Credit & Insurance based in New York. Mr. Oneglia has spent his entire career in credit markets. Before joining Blackstone in 2019, he spent 20 years at Goldman Sachs where he was a partner and led the Americas Multi-Strategy Investment (MSI) team within the Special Situations Group (SSG). Prior to that, he co-led the same team from 2009 to 2017. Mr. Oneglia graduated from Princeton University with a B.A. in History and a Certificate in Latin American Studies. Mr. Oneglia serves as the Chair of the Board of Trustees for The New York Foundling.

Robert Petrini, Senior Managing Director, Chief Investment Officer of North American Private Credit. Robert Petrini is a Senior Managing Director and the Chief Investment Officer of North American Private Credit. Before joining Blackstone in 2005, Mr. Petrini was a Principal of DLJ Investment Partners, the $1.6 billion mezzanine fund of CSFB’s Alternative Capital Division. Prior to that, Mr. Petrini was a member of DLJ’s Leveraged Finance Group since 1997. Mr. Petrini graduated magna cum laude with a B.S. in Economics from the Wharton School of the University of Pennsylvania, where he was a Joseph Wharton and Benjamin Franklin Scholar.

Louis Salvatore, Senior Managing Director. Lou Salvatore is a Senior Managing Director and leads opportunistic asset allocation for Blackstone Credit & Insurance based in New York. Mr. Salvatore is responsible for sourcing, diligence, structuring and managing performing credit investments. Before joining Blackstone in 2005, Mr. Salvatore was a Principal of DLJ Investment Partners, the mezzanine fund of CSFB’s Alternative Capital Division. Mr. Salvatore joined CSFB in 2000 when it acquired DLJ, where he was a member of the Merchant Banking Group. He had been a member of DLJ’s Leveraged Finance Group, specializing in corporate restructurings. Prior to that, he worked for Kidder Peabody. Mr. Salvatore received a BA in Economics from Cornell University and an MBA from the Wharton School of the University of Pennsylvania.

Other Members of the Portfolio Management Team

Teddy Desloge (Portfolio Manager), Managing Director, Chief Financial Officer of the Company and Blackstone Secured Lending Fund. Mr. Desloge is a Managing Director and serves as the Chief Financial Officer and Portfolio Manager of the Company and Blackstone Secured Lending Fund for Blackstone Credit & Insurance. Since joining Blackstone in 2015, Mr. Desloge has been involved with investment management of various direct lending funds and has focused on origination, research, and execution of private and opportunistic credit investments across industries, supporting Blackstone Credit & Insurance’s Private Credit Strategies. Prior to joining Blackstone Credit & Insurance in 2015, Mr. Desloge focused on origination, research and execution of private credit investments at Gefinor Capital. He started his career in the Leveraged Finance Group at Jefferies. Mr. Desloge graduated from Hobart & William Smith Colleges with a B.A. and a major in Economics.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the Company may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of the independent Trustees and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Advisers and certain funds managed and controlled by the Advisers and their affiliates, subject to certain terms and conditions.

In addition, we and the Advisers have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. A copy of the code of ethics is available on the SEC’s website at www.sec.gov. Copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of March 10, 2025, information with respect to the beneficial ownership of our common shares by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding common shares;

•	each of our Trustees and each executive officer; and

•	all of our Trustees and executive officers as a group.

Percentage of beneficial ownership is based on 1,629,155,799 shares outstanding as of March 10, 2025.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no common shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

	Type of Ownership	Number	Percentage
Interested Trustees
Brad Marshall	Record/Beneficial	88,098		*
Vikrant Sawhney	Record/Beneficial	51,740		*
Independent Trustees
Robert Bass	Record/Beneficial	5,873		*
Tracy Collins	—	—	—
Vicki L. Fuller	—	—	—
James F. Clark	Record/Beneficial	20,556		*
Michelle Greene	—	—	—
Executive Officers Who Are Not Trustees(1)
Jonathan Bock	—	—	—
Carlos Whitaker	Record/Beneficial	4,367		*
Teddy Desloge	Record/Beneficial	5,118		*
Katherine Rubenstein	Record/Beneficial	4,008		*
Matthew Alcide	—	—	—
Oran Ebel	—	—	—
William Renahan	—	—	—
Stacy Wang	—	—	—
Lucie Enns	—	—	—
All Trustees and Executive Officers as a Group (16 persons)		179,760		*

*	Less than 1%
(1)	The address for all of the Company’s officers and Trustees is c/o Blackstone Private Credit Strategies LLC, 345 Park Avenue, 31st Floor, New York, NY 10154.

The following table sets forth the dollar range of our equity securities as of March 10, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Company(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(2)(3)
Interested Trustees
Brad Marshall	Over $100,000	Over $100,000
Vikrant Sawhney	Over $100,000	Over $100,000
Independent Trustees(1)
Robert Bass	Over $100,000	Over $100,000
Tracy Collins	None	None
Vicki Fuller	None	None
James F. Clark	Over $100,000	Over $100,000
Michelle Greene	None	None

(1)

Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000. This information has been furnished by each trustee as of March 10, 2025. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(2)	Dollar ranges were determined using the number of shares that are beneficially owned as of March 10, 2025, multiplied by the Company’s net asset value per share as of December 31, 2024.
(3)

The “Fund Complex” consists of the Company, Blackstone Secured Lending Fund, the Blackstone Credit & Insurance Closed-End Funds (Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit 2027 Term Fund), Blackstone Alternative Multi-Strategy Fund and Blackstone Private Multi-Asset Credit and Income Fund.

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of Delaware law and on our Fifth Amended and Restated Declaration of Trust (the “Declaration of Trust”) and our Second Amended and Restated Bylaws (the “Bylaws”). This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our Bylaws for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of common shares of any class, par value $0.01 per share, of which 1,629,155,799 shares were outstanding as of March 10, 2025, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued common shares into one or more classes or series of common shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to distributions, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our common shares, and we can offer no assurances that a market for our common shares will develop in the future. We do not intend for the common shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our common shares. No common shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Company’s assets or the affairs of the Company by reason of being a shareholder.

None of our common shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Company or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of common shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

The following are the Company’s outstanding classes of securities as of March 10, 2025.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of March 10, 2025
Class I	Unlimited	—	1,084,507,118
Class S	Unlimited	—	519,557,397
Class D	Unlimited	—	25,091,284

Common Shares

Under the terms of our Declaration of Trust, all common shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our common shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our common shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire common shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such common shares or redeem any outstanding common shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Trustees. In the event of our liquidation, dissolution or winding up, each share of our common shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our common shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our common shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case where the number of nominees for trusteeships exceeds the number of trustees to be elected, in which case a majority of all votes cast shall be required to elect such nominee. Pursuant to our Declaration of Trust, our Board of Trustees may amend the Bylaws to alter the vote required to elect trustees.

Class I Shares

No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares and financial intermediaries will not charge you transaction or other such fees on Class I shares.

Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Advisers, Blackstone, Blackstone Credit & Insurance or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares, however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 3.5% cap on NAV for Class S shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 1.5% cap on NAV for Class D shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Advisers or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our common shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Company and at the request of the Company, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Company determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Company, (ii) the Indemnitee was acting on behalf of or performing services for the Company, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Company, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Company and not from the shareholders.

In addition, the Declaration of Trust permits the Company to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Company’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Company and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on February 11, 2020, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of common shares in one or more classes or series, including preferred shares; our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our common shares, of any class or series, that we will have authority to issue; and our Board of Trustees is divided into three classes of Trustees serving fixed, staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Company

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Advisers or any of their affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Advisers may purchase assets in their own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Advisers; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Advisers apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.

Sales and Leases to our Advisers, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Advisers or any of their affiliates unless such sale is approved by the holders of a majority of our outstanding common shares. Our Declaration of Trust also provides that we may not lease assets to the Advisers or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Advisers or any of their affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Advisers or any of their affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by the Advisers, the Advisers may not receive interest in excess of the lesser of the Advisers’ cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Advisers may not impose a prepayment charge or penalty in connection with such financing and the Advisers may not receive points or other financing charges. In addition, the Advisers will be prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than one. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed only for cause and only by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons). Our Declaration of Trust provides that, notwithstanding the foregoing provision, any Trustee may be removed with or without cause upon the vote of a majority of then-outstanding common shares.

We have a total of seven members of our Board of Trustees, five of whom are independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be independent Trustees except for a period of up to 60 days after the death, removal or resignation of an independent Trustee pending the election of his or her successor. Each Trustee will hold office until his or her successor is duly elected and qualified. Our Board of Trustees is divided into three classes of Trustees serving fixed, staggered terms of three years each, and one class of Trustees is subject to reelection at each annual shareholder meetings as described in our Declaration of Trust and Bylaws.

Action by Shareholders

Our Bylaws provide that shareholder action can be taken at an annual meeting of shareholders, a special meeting of shareholders or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. The Company expects to hold annual meetings beginning in 2025. Special meetings may be called by a majority of the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. The secretary shall provide all shareholders, within ten days after receipt of said request, written notice either in person or by mail of the date, time and location of such requested special meeting and the purpose of the meeting. Any special meeting called by such shareholders is required to be held not less than fifteen nor more than 60 days after notice is provided to shareholders of the special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.

Our Declaration of Trust also provides that, subject to the provisions of any class or series of common shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees or the Advisers, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

•	modify the Declaration of Trust;

•	remove the Advisers or appoint a new investment adviser;

•	dissolve the Company;

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	remove any Trustee with or without cause (provided the aggregate number of Trustees after such removal shall not be less than the minimum required by the Declaration of Trust).

Subject to the mandatory provisions of any applicable laws or regulations and subject to the other provisions of our Declaration of Trust, a plurality of all votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient, without concurrence by our Board of Trustees, to elect a Trustee, provided that, in the case where the number of nominees for the trusteeships (or, if applicable, the trusteeships of a particular class of Trustees) exceeds the number of such Trustees to be elected, a majority of all votes cast shall be required to elect such nominee.

The purpose of requiring shareholders to give us advance notice of nominations and other business, as set forth in the Bylaws, is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Our Advisers or the Board of Trustees may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

•	amend the Declaration of Trust except for amendments that would not adversely affect the rights of our shareholders;

•

except as otherwise permitted under the Investment Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

•	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Investment Advisory Agreement and applicable law);

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	cause the merger or similar reorganization of the Company.

Amendment of the Declaration of Trust and Bylaws

Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. In addition, amendments to our Declaration of Trust to make our common shares a “redeemable security” or to convert the Company, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by (a) the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter prior to the occurrence of a listing of any class of our common shares on a national securities exchange and (b) the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter upon and following the occurrence of a listing of any class of our common shares on a national securities exchange.

Our Declaration of Trust provides that our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of trustees, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our shareholders.

Actions by the Board of Trustees Related to Merger, Conversion, Reorganization or Dissolution

The Board of Trustees may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Company, provided that the resulting entity is a business development company under the 1940 Act. The Advisers or our Board of Trustees may not cause any other form of merger or other reorganization of the Company without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Company entitled to vote on the matter. The Company may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees.

Derivative Actions

No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Company. Any shareholder may maintain a derivative action on behalf of the Company. A “derivative” action does not include any derivative or other action arising under the U.S. federal securities laws.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Company only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed; and a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Board of Trustees who are not “independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Company for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. For purposes of this paragraph, the Board of Trustees may designate a committee of one or more Trustees to consider a shareholder demand.

Exclusive Delaware Jurisdiction

Each Trustee, each officer and each person legally or beneficially owning a share or an interest in a share of the Company (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Company, the Delaware Statutory Trust Statute or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust, (B) the duties (including fiduciary duties), obligations or liabilities of the Company to the shareholders or the Board of Trustees, or of officers or the Board of Trustees to the Company, to the shareholders or each other, (C) the rights or powers of, or restrictions on, the Company, the officers, the Board of Trustees or the shareholders, (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Company pursuant to Section 3809 of the Delaware Statutory Trust Statute or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute or the Declaration of Trust relating in any way to the Company (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or(z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. The exclusive jurisdiction provisions shall not apply to claims, suits, actions or proceedings arising out of or relating to the federal or state securities laws or the rules and regulations thereunder.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

•

which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the Declaration of Trust, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the Declaration of Trust and our dissolution;

•

which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of common shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

•

in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the Declaration of Trust;

•	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction; or

•

unless the organizational documents of the entity that would survive the roll-up transaction provide that neither its adviser nor its intermediary-manager may vote or consent on matters submitted to its shareholders regarding the removal of its adviser or any transaction between it and its adviser or any of its affiliates.

Access to Records

Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of common shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website and on the SEC’s website at www.sec.gov.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail.

You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Conflict with the 1940 Act

Our Declaration of Trust provides that, if and to the extent that any provision of Delaware law or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board of Trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our shares, except shareholders in certain states. Shareholders can elect to “opt out” of the Company’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan). Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional common shares.

If any shareholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Company or SS&C GIDS, Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its common shares in full, any Shares issued to the participant under the Plan subsequent to the expiration of the tender offer will be considered part of the participant’s request to tender its Shares in full, and shareholder’s participation in the Plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such shareholder on or after the valuation date will be paid in cash on the scheduled distribution payment date.

If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Intermediary Manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. common shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the common shares offered pursuant to this prospectus.

See our Distribution Reinvestment Plan, which is incorporated herein by reference, for more information.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is: 100 Summer Street, Floor 5, Boston, Massachusetts 02110. SS&C GIDS, Inc. acts as our transfer agent, distribution disbursing agent for our common shares. The principal business address of SS&C GIDS, Inc. is 430 W. 7th Street, Suite 219270, Kansas City, Missouri 64105-1594, telephone number: (816) 435-3455.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by the Board, if any, the Advisers will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. The Advisers do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisers generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisers may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisers determine in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters with respect to the validity of the Exchange Notes offered by this prospectus have been passed upon for us by Eversheds Sutherland (US) LLP, Washington, D.C. and Richards, Layton & Finger, P.A., Wilmington, Delaware.

EXPERTS

The consolidated financial statements of Blackstone Private Credit Fund and subsidiaries as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, incorporated by reference in this Registration Statement by reference to Blackstone Private Credit Fund’s annual report on Form 10-K for the year ended December 31, 2024, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, located at 30 Rockefeller Plaza, New York, New York, 10112, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. These filings are available to the public from the SEC’s website at www.sec.gov.

Our website address is www.bcred.com. Through our website, we make available, free of charge, the following documents as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC: our Annual Reports on Form 10-K; our Quarterly Reports on Form 10-Q; our Current Reports on Form 8-K; Forms 3, 4 and 5, our trustees and our executive officers; and amendments to those documents. Our website also contains additional information with respect to our industry and businesses. The information contained on, or that may be accessed through, our website is not part of, and is not incorporated into, this prospectus (except for SEC filings expressly incorporated herein).

INCORPORATION BY REFERENCE

We incorporate by reference the documents listed below. The information that we incorporate by reference is considered to be part of this prospectus. Specifically, we incorporate by reference:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 14, 2025; and

•

our Current Reports on Form 8-K (other than any information furnished rather than filed) filed with the SEC on January  23, 2025, January  23, 2025, January  29, 2025, February  3, 2025, February 6, 2025, February 7, 2025, February 21, 2025 and March 20, 2025.

Any statement contained herein or in a document, all or a portion of which is incorporated by reference herein, will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that also is incorporated by reference herein modifies or supersedes such statement. Any such statements so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

You may obtain copies of these documents, at no cost to you, from our website at www.bcred.com, or by writing or telephoning us at the following address:

Blackstone Private Credit Fund

345 Park Avenue, 31st Floor

New York, NY 10154

(212) 503-2100

Blackstone Private Credit Fund

Offer to Exchange

$400,000,000 aggregate principal amount of 4.950% Notes due 2027

$400,000,000 aggregate principal amount of 5.250% Notes due 2030

$400,000,000 aggregate principal amount of 5.600% Notes due 2029

$800,000,000 aggregate principal amount of 6.000% Notes due 2034

For

$400,000,000 aggregate principal amount of 4.950% Notes due 2027

$400,000,000 aggregate principal amount of 5.250% Notes due 2030

$400,000,000 aggregate principal amount of 5.600% Notes due 2029

$800,000,000 aggregate principal amount of 6.000% Notes due 2034 registered under the Securities Act of 1933, as amended

PRELIMINARY PROSPECTUS

You should rely only on the information contained in this prospectus. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

     , 2025

PART C

OTHER INFORMATION

Item 15. Indemnification.

Article VII of the Registrant’s Fifth Amended and Restated Agreement and Declaration of Trust provides that:

Section 7.1 Limitation of Shareholder Liability. Shareholders shall be entitled to the same limited liability extended to Shareholders of private Delaware for profit corporations formed under the DGCL. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Shareholder.

Section 7.2 Limitation of Trustee and Officer Liability. To the fullest extent permitted by Delaware law, subject to any limitation set forth under the federal securities laws, or in this Article VII, no Trustee or officer of the Company shall be liable to the Company or its Shareholders for money damages. Neither the amendment nor repeal of this Section 7.2, nor the adoption or amendment of any other provision of this Declaration of Trust or Bylaws inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption. The Company may not incur the cost of that portion of liability insurance which insures the Advisers for any liability as to which the Advisers are prohibited from being indemnified.

Section 7.3 Indemnification.

(a) Each Person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact:

(i) that he or she is or was a Trustee, officer, employee, Controlling Person or agent of the Company, or

(ii) that he or she, being at the time a Trustee, officer, employee or agent of the Company, is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (collectively, “another enterprise” or “other enterprise”), whether either in case (i) or in case (ii) the basis of such proceeding is alleged action or inaction (x) in an official capacity as a Trustee, officer, employee, Controlling Person or agent of the Company, or as a director, trustee, officer, employee or agent of such other enterprise, or (y) in any other capacity related to the Company or such other enterprise while so serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent not prohibited by Delaware law and subject to paragraphs (b) and (c) below, from and against all liability, loss, judgments, penalties, fines, settlements, and reasonable expenses (including, without limitation, attorneys’ fees and amounts paid in settlement and including costs of enforcement of enforcement of rights under this Section) (collectively, “Liability and Losses”) actually incurred or suffered by such Person in connection therewith. The Persons indemnified hereunder are hereinafter referred to as “Indemnitees.” Such indemnification as to such alleged action or inaction shall continue as to an Indemnitee who has after such alleged action or inaction ceased to be a Trustee, officer, employee, Controlling Person or agent of the Company, or director, officer, employee or agent of another enterprise; and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The right to indemnification conferred under this Article VII: (A) shall be a contract right; (B) shall not be affected adversely as to any Indemnitee by any amendment or repeal of this Declaration of Trust with respect to any action or inaction occurring prior to such amendment or repeal; and (C) shall vest immediately upon election or appointment of such Indemnitee.

(b) Notwithstanding anything to the contrary herein, the Company shall not provide any indemnification of an Indemnitee pursuant to paragraph (a) above, unless all of the following conditions are met:

(i) The Indemnitee has determined, in good faith, that any course of conduct of such Indemnitee giving rise to the Liability and Losses was in the best interests of the Company.

(ii) The Indemnitee was acting on behalf of or performing services for the Company.

(iii) Such Liability and Losses were not the result of (1) negligence or misconduct, in the case that the Indemnitee is a Trustee (other than an independent Trustee), officer, employee, Controlling Person or agent of the Company, or (2) gross negligence or willful misconduct, in the case that the Indemnitee is an independent Trustee.

(iv) Such indemnification is recoverable only out of the net assets of the Company and not from the Shareholders.

(c) Notwithstanding anything to the contrary herein, the Company shall not provide any indemnification of an Indemnitee pursuant to paragraph (a) above for any Liability and Losses arising from or out of an alleged violation of federal or state securities laws by such Indemnitee unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

Section 7.4 Payment of Expenses. The Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 7.3 hereof, (iii) the legal proceeding was initiated by a third party who is not a Shareholder or, if by a Shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined by final, non-appealable decision of a court of competent jurisdiction, that the Indemnitee is not entitled to indemnification.

Section 7.5 Limitations to Indemnification. The provisions of this Article VII shall be subject to the limitations of the 1940 Act.

Section 7.6 Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Trustees, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Shareholders, Trustees, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s net assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, nor shall the Trustees or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

Section 7.7 Non-exclusivity. The indemnification and advancement of expenses provided or authorized by this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which any Indemnitee may be entitled under the Bylaws, a resolution of Shareholders or Trustees, an agreement or otherwise.

Section 7.8 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 7.9 No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Company shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Company, and every other act or thing whatsoever executed in connection with the Company shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration of Trust or in their capacity as officers, employees or agents of the Company. The Trustees may maintain insurance for the protection of the Company’s property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 7.10 Reliance on Experts, etc. Each Trustee and officer or employee of the Company shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel, or upon reports made to the Company by any of the Company’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Company, regardless of whether such counsel or expert may also be a Trustee.

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits.

(1)(a)	Fifth Amended and Restated Declaration of Trust of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed on February 23, 2024).

(2)	Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed on February 23, 2024).

(4)	Form of Subscription Agreement (incorporated by reference to Exhibit (d)(1) to the Company’s Registration Statement on Form N-2, filed on April 26, 2024).

(5)(a)	Master Note Purchase Agreement, dated as of June 21, 2021, by and among the Company and the purchasers signatory thereto (incorporated by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q, filed on August 16, 2021).

(5)(b)	Indenture, dated June 29, 2021, by and among BCRED BSL CLO 2021-1, Ltd. as issuer, BCRED BSL CLO 2021-1, LLC as co-issuer and U.S. Bank Trust Company, National Association, as trustee (filed as Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q, filed on August 16, 2021).

(5)(c)	Indenture, dated as of September 15, 2021, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on September 15, 2021).

(5)(d)	Second Supplemental Indenture, dated as of September 15, 2021, relating to the 2.625% Notes due 2026, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on September 15, 2021).

(5)(e)	Third Supplemental Indenture, dated as of November 2, 2021, relating to the 1.750% Notes due 2026, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on November 2, 2021).

(5)(f)	Fifth Supplemental Indenture, dated as of November 22, 2021, relating to the 3.250% Notes due 2027, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on November 23, 2021).

(5)(g)	Sixth Supplemental Indenture, dated as of January 18, 2022, relating to the 2.700% Notes due 2025, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on January 20, 2022).

(5)(h)	Seventh Supplemental Indenture, dated as of January 18, 2022, relating to the 4.000% Notes due 2029, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on January 20, 2022).

(5)(i)	Eighth Supplemental Indenture, dated as of March 24, 2022, relating to the 4.700% Notes due 2025, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on March 28, 2022).

(5)(j)	Ninth Supplemental Indenture, dated as of April 14, 2022, relating to the 4.875% Notes due 2026, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on April 21, 2022).

(5)(k)	Tenth Supplemental Indenture, dated as of September 27, 2022, relating to the 7.050% Notes due 2025, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on September 27, 2022).

(5)(l)	Eleventh Supplemental Indenture, dated as of November 27, 2023, relating to the 7.300% Notes due 2028, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on November 28, 2023).

(5)(m)	Twelfth Supplemental Indenture, dated as of January 25, 2024, relating to the 6.250% Notes due 2031, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on January 29, 2024).

(5)(n)	Thirteenth Supplemental Indenture, dated as of May 29, 2024, relating to the 5.950% Notes due 2029, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on May 29, 2024).

(5)(o)	Fourteenth Supplemental Indenture, dated as of September 26, 2024, relating to the 4.950% Notes due 2027, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on September 26, 2024).

(5)(p)	Fifteenth Supplemental Indenture, dated as of September 26, 2024, relating to the 5.250% Notes due 2030, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on September 26, 2024).

(5)(q)	Sixteenth Supplemental Indenture, dated as of November 22, 2024, relating to the 5.600% Notes due 2029, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on November 22, 2024).

(5)(r)	Seventeenth Supplemental Indenture, dated as of November 22, 2024, relating to the 6.000% Notes due 2034, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on November 22, 2024).

(5)(s)	Eighteenth Supplemental Indenture, dated as of January 29, 2025, relating to the 6.000% Notes due 2032, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on January 28, 2025).

(5)(t)	Form of 2.625% Notes due 2026 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on September 15, 2021).

(5)(u)	Form of 1.750% Notes due 2026 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on November 2, 2021).

(5)(v)	Form of 3.250% Notes due 2027 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on November 23, 2021).

(5)(aa)	Form of 2.700% Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on January 20, 2022).

(5)(bb)	Form of 4.000% Notes due 2029 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on January 20, 2022).

(5)(cc)	Form of 4.700% Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on March 28, 2022).

(5)(dd)	Form of 4.875% Notes due 2026 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on April 21, 2022).

(5)(ee)	Form of 7.050% Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on September 27, 2022).

(5)(ff)	Form of 7.300% Notes due 2028 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on November 28, 2023).

(5)(gg)	Form of 6.250% Notes due 2031 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on January 29, 2024).

(5)(hh)	Form of 5.950% Notes due 2029 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on May 29, 2024).

(5)(ii)	Form of 4.950% Notes due 2027 (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on September 26, 2024).

(5)(jj)	Form of 5.250% Notes due 2030 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on September 26, 2024).

(5)(kk)	Form of 5.600% Notes due 2029 (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on September 26, 2024).

(5)(ll)	Form of 6.000% Notes due 2034 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on September 26, 2024).

(5)(mm)	Form of 6.000% Notes due 2032 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on January 29, 2025).

(5)(nn)	Registration Rights Agreement, dated as of September 26, 2024, relating to the 4.950% Notes due 2027, by and among the Company and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K, filed on September 26, 2024).

(5)(oo)	Registration Rights Agreement, dated as of September 26, 2024, relating to the 5.250% Notes due 2030, by and among the Company and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc. as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K, filed on September 26, 2024).

(5)(pp)	Registration Rights Agreement, dated as of November 22, 2024, relating to the 5.600% Notes due 2029, by and among the Company and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and Truist Securities, Inc. as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K, filed on November 22, 2024).

(5)(qq)	Registration Rights Agreement, dated as of November 22, 2024, relating to the 6.000% Notes due 2034, by and among the Company and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc. and SMBC Nikko Securities America, Inc. as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K, filed on November 22, 2024).

(6)(a)	Second Amended and Restated Investment Advisory Agreement between the Company and the Adviser, dated November 7, 2024, and effective as of January 1, 2025 (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on November 13, 2024).

(6)(b)	Sub-Advisory Agreement among the Company, the Adviser and the Sub-Adviser, dated November 7, and effective as of January 1, 2025 (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on November 13, 2024).

(6)(c)	Intermediary Manager Agreement between the Company and the Intermediary Manager, dated October 5, 2020 (incorporated by reference to Exhibit 10.2 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(6)(d)	Form of Selected Intermediary Agreement (incorporated by reference to Exhibit (h)(2) to the Company’s Registration Statement on Form N-2, filed on September 30, 2020).

(6)(e)	Distribution and Shareholder Servicing Plan of the Company, dated October 5, 2020 (incorporated by reference to Exhibit 10.4 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(6)(e)	Administration Agreement between the Company and the Administrator, dated November 7, 2024, and effective as of January 1, 2025 (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed on November 13, 2024).

(6)(f)	Sub-Administration Agreement between the Administrator and the Sub-Administrator, dated November 7, 2024, and effective as of January 1, 2025 (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q filed on November 13, 2024).

(6)(g)	Escrow Agreement by and among the Company, Blackstone Securities Partners L.P., and UMB Bank, N.A., dated October 5, 2020 (incorporated by reference to Exhibit 10.7 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(7)	Underwriting Agreement, dated as of January 30, 2025, by and among the Company, Blackstone Private Credit Strategies LLC and SMBC Nikko Securities America, Inc. as representative of the several underwriters named therein (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed on February 6, 2025).

(9)	Custodian Agreement between the Company and State Street Bank and Trust Company, dated October 5, 2020 (incorporated by reference to Exhibit 10.5 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(11)(a)	Opinion of Richards, Layton & Finger, P.A.*

(11)(b)	Opinion of Eversheds Sutherland (US) LLP*

(12)	Opinion and Consent of Eversheds Sutherland (US) LLP supporting tax matters and consequences to Noteholders discussed in the prospectus*

(13)(a)	Agency Agreement between the Company and SS&C GIDS, Inc. (formerly, DST Systems, Inc.), dated October 5, 2020 (incorporated by reference to Exhibit 10.8 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(13)(b)	Expense Support and Conditional Reimbursement Agreement by and between the Company and the Sub-Adviser, dated October 5, 2020 (incorporated by reference to Exhibit 10.9 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(13)(c)	Multi-Class Plan, dated October 5, 2020 (incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(13)(d)	Amended and Restated Distribution Reinvestment Plan, effective as of November 7, 2024 (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q, filed on November 13, 2024).

(13)(e)	Amendment and Restatement Agreement dated as of May 6, 2022 to the Senior Secured Credit Agreement dated as of May 18, 2021, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 12, 2022).

(13)(f)	Amended and Restated Senior Secured Credit Agreement, dated May 6, 2022, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on May 12, 2022).

(13)(g)	Amendment No. 2, dated June 12, 2024, to the Amended and Restated Senior Secured Credit Agreement dated May 6, 2022, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed on August 13, 2024).

(13)(h)	Amendment No. 3, dated August 6, 2024, to the Amended and Restated Senior Secured Credit Agreement dated May 6, 2022, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed on August 13, 2024).

(13)(i)	First Amendment and Extension Agreement to the Amended and Restated Senior Secured Credit Agreement dated June 9, 2023, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on June 13, 2023).

(13)(j)	Amended and Restated Senior Secured Credit Agreement dated June 9, 2023, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on June 13, 2023).

(13)(k)	Master Note Purchase Agreement, dated October 11, 2022, by and among Blackstone Private Credit Fund and the Purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed October 14, 2022).

(14)(a)	Consent of Deloitte & Touche LLP*

(16)	Power of Attorney (incorporated by reference to Exhibit 16 to the Company’s Registration Statement on Form N-14, filed on February 12, 2025).

(17)(a)	Statement of Eligibility on Form T-1 of U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit (17)(a) to the Company’s Registration Statement on Form N-14, filed on February 12, 2025).

(17)(b)	Form of Letter of Transmittal*

(18)	Filing Fee Table*

*	Filed herewith.

Item 17. Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in New York, New York on the 24th day of March, 2025.

BLACKSTONE PRIVATE CREDIT FUND

By:	/s/ Brad Marshall
Brad Marshall
Co-Chief Executive Officer and Trustee

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Brad Marshall Brad Marshall	Co-Chief Executive Officer and Trustee (Principal Executive Officer)	March 24, 2025

/s/ Jonathan Bock Jonathan Bock	Co-Chief Executive Officer (Principal Executive Officer)	March 24, 2025

/s/ Teddy Desloge Teddy Desloge	Chief Financial Officer (Principal Financial Officer)	March 24, 2025

/s/ Matthew Alcide Matthew Alcide	Chief Accounting Officer and Treasurer (Principal Accounting Officer)	March 24, 2025

/s/ Robert Bass* Robert Bass	Trustee	March 24, 2025

/s/ James F. Clark* James F. Clark	Trustee	March 24, 2025

/s/ Tracy Collins* Tracy Collins	Trustee	March 24, 2025

/s/ Vicki L. Fuller* Vicki L. Fuller	Trustee	March 24, 2025

/s/ Michelle Greene* Michelle Greene	Trustee	March 24, 2025

/s/ Vikrant Sawhney* Vikrant Sawhney	Trustee	March 24, 2025

*By:	/s/ Brad Marshall
Brad Marshall
As Agent or Attorney-in-Fact
March 24, 2025

The original power of attorney authorizing Brad Marshall, Jonathan Bock, Teddy Desloge, Matthew Alcide, Oran Ebel, Lucie Enns and William Renahan to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed herewith.